UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen Gilomen, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Item 1. Reports to Stockholders.

Semi-Annual Report

April 30, 2020

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

ALPS | Kotak India Growth Fund

ALPS | Smith Funds

ALPS | Red Rocks Global Opportunity Fund

Clough China Fund

RiverFront Global Allocation Series

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Table of Contents

Disclosure of Fund Expenses	1
ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Management Commentary	5
Performance Update	7
Consolidated Statement of Investments	9
Consolidated Statement of Assets and Liabilities	15
Consolidated Statement of Operations	16
Consolidated Statements of Changes in Net Assets	17
Consolidated Financial Highlights	18
ALPS | Kotak India Growth Fund
Management Commentary	22
Performance Update	25
Consolidated Statement of Investments	27
Consolidated Statement of Assets and Liabilities	29
Consolidated Statement of Operations	30
Consolidated Statements of Changes in Net Assets	31
Consolidated Financial Highlights	32
ALPS | Smith Funds
Management Commentary	37
Performance Update	39
Statements of Investments	44
Statements of Assets and Liabilities	72
Statements of Operations	73
Statement of Changes in Net Assets	74
Financial Highlights	76
ALPS | Red Rocks Global Opportunity Fund
Management Commentary	84
Performance Update	86
Statement of Investments	89
Statement of Assets and Liabilities	91
Statement of Operations	92
Statements of Changes in Net Assets	93
Financial Highlights	94
Clough China Fund
Management Commentary	99
Performance Update	101
Statement of Investments	103
Statement of Assets and Liabilities	106
Statement of Operations	107
Statements of Changes in Net Assets	108
Financial Highlights	109
RiverFront Global Allocation Series
Management Commentary	113
Performance Update	115
Statements of Investments	121
Statements of Assets and Liabilities	124
Statements of Operations	126
Statements of Changes in Net Assets	127
Financial Highlights	130
Notes to Financial Statements	144
Additional Information	174
Liquidity Risk Management Program	175

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

Disclosure of Fund Expenses

April 30, 2020 (Unaudited)

Board Examples. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2019 and held until April 30, 2020.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period November 1, 2019 – April 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1	| April 30, 2020

Disclosure of Fund Expenses

April 30, 2020 (Unaudited)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expense Ratio(a)	Expenses Paid During Period November 1, 2019 - April 30, 2020(b)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Investor Class
Actual	$1,000.00	$766.10	1.40%	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	1.40%	$7.02
Class A
Actual	$1,000.00	$767.60	1.32%	$5.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.32%	$6.62
Class C
Actual	$1,000.00	$764.10	2.05%	$8.99
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	2.05%	$10.27
Class I
Actual	$1,000.00	$768.20	1.15%	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.15%	$5.77
ALPS | Kotak India Growth Fund(d)
Investor Class
Actual	$1,000.00	$789.10	1.45%	$6.45
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	1.45%	$7.27
Class A
Actual	$1,000.00	$789.40	1.36%	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.36%	$6.82
Class C
Actual	$1,000.00	$786.00	2.11%	$9.37
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	2.11%	$10.57
Class I
Actual	$1,000.00	$790.30	1.12%	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	1.12%	$5.62
Class II
Actual	$1,000.00	$777.00	0.75%	$2.42
Hypothetical (5% return before expenses)	$1,000.00	$1,015.44	0.75%	$2.75
ALPS | Smith Short Duration Bond Fund
Investor Class
Actual	$1,000.00	$1,026.00	0.75%	$3.78
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	0.75%	$3.77
Class A
Actual	$1,000.00	$1,026.00	0.75%	$3.78
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	0.75%	$3.77
Class C
Actual	$1,000.00	$1,022.40	1.49%	$7.49
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	1.49%	$7.47
Class I
Actual	$1,000.00	$1,027.40	0.49%	$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.49%	$2.46
2	| April 30, 2020

Disclosure of Fund Expenses

April 30, 2020 (Unaudited)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expense Ratio(a)	Expenses Paid During Period November 1, 2019 - April 30, 2020(b)
ALPS | Smith Total Return Bond Fund
Investor Class
Actual	$1,000.00	$1,031.70	0.95%	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	0.95%	$4.77
Class A
Actual	$1,000.00	$1,031.70	0.96%	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.09	0.96%	$4.82
Class C
Actual	$1,000.00	$1,028.20	1.67%	$8.42
Hypothetical (5% return before expenses)	$1,000.00	$1,016.56	1.67%	$8.37
Class I
Actual	$1,000.00	$1,033.20	0.67%	$3.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	0.67%	$3.37
ALPS | Red Rocks Global Opportunity Fund
Investor Class
Actual	$1,000.00	$839.40	1.43%	$6.54
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	1.43%	$7.17
Class A
Actual	$1,000.00	$839.90	1.41%	$6.45
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	1.41%	$7.07
Class C
Actual	$1,000.00	$836.30	2.19%	$10.00
Hypothetical (5% return before expenses)	$1,000.00	$1,013.97	2.19%	$10.97
Class I
Actual	$1,000.00	$840.00	1.20%	$5.49
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.20%	$6.02
Class R
Actual	$1,000.00	$837.20	1.63%	$7.45
Hypothetical (5% return before expenses)	$1,000.00	$1,016.76	1.63%	$8.17
Clough China Fund
Investor Class
Actual	$1,000.00	$1,028.90	1.95%	$9.84
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	1.95%	$9.77
Class A
Actual	$1,000.00	$1,028.80	1.95%	$9.84
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	1.95%	$9.77
Class C
Actual	$1,000.00	$1,024.80	2.70%	$13.59
Hypothetical (5% return before expenses)	$1,000.00	$1,011.44	2.70%	$13.50
Class I
Actual	$1,000.00	$1,030.30	1.70%	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	1.70%	$8.52
3	| April 30, 2020

Disclosure of Fund Expenses

April 30, 2020 (Unaudited)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expense Ratio(a)	Expenses Paid During Period November 1, 2019 - April 30, 2020(b)
RiverFront Asset Allocation Aggressive
Investor Class
Actual	$1,000.00	$884.80	0.50%	$2.34
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.50%	$2.51
Class A
Actual	$1,000.00	$884.80	0.50%	$2.34
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.50%	$2.51
Class C
Actual	$1,000.00	$881.00	1.25%	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
Class I
Actual	$1,000.00	$885.60	0.25%	$1.17
Hypothetical (5% return before expenses)	$1,000.00	$1,023.62	0.25%	$1.26
Investor Class II
Actual	$1,000.00	$884.60	0.50%	$2.34
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.50%	$2.51
Class L
Actual	$1,000.00	$885.40	0.25%	$1.17
Hypothetical (5% return before expenses)	$1,000.00	$1,023.62	0.25%	$1.26
RiverFront Asset Allocation Growth & Income
Investor Class
Actual	$1,000.00	$921.70	0.50%	$2.39
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.50%	$2.51
Class A
Actual	$1,000.00	$921.70	0.50%	$2.39
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.50%	$2.51
Class C
Actual	$1,000.00	$917.70	1.25%	$5.96
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
Class I
Actual	$1,000.00	$922.50	0.25%	$1.19
Hypothetical (5% return before expenses)	$1,000.00	$1,023.62	0.25%	$1.26
RiverFront Asset Allocation Moderate
Investor Class
Actual	$1,000.00	$964.60	0.50%	$2.44
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.50%	$2.51
Class A
Actual	$1,000.00	$964.50	0.50%	$2.44
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.50%	$2.51
Class C
Actual	$1,000.00	$960.60	1.25%	$6.09
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
Class I
Actual	$1,000.00	$965.70	0.25%	$1.22
Hypothetical (5% return before expenses)	$1,000.00	$1,023.62	0.25%	$1.26

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 366.
(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary's management fee.
(d)	Includes expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
4	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	April 30, 2020 (Unaudited)

The six months ending April 30, 2020 were significantly negative for commodity returns. The Bloomberg Commodity Index Total Return (“BCOMTR”), the Fund’s benchmark, ended lower by 22.70% for the period. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (“I” Shares—“JCRIX” or the “Fund”) delivered a net negative return of 23.18% for the period (JCCSX was down 27.48% at MOP, JCRCX was down 24.35% at CDSC and JCRAX was down 23.39%). The Fund I Shares underperformed its benchmark, BCOMTR, by 48 basis points after fees during the period.

From a macro perspective, the six month slice of time under review was quite volatile for many asset classes. However, for certain commodities, the moves were historic in nature. Crude oil for example had over a $100 range in this time frame and the high price for the nearby futures contract topped out at just over $60 per barrel. At one point in April, the nearby futures contract for West Texas Intermediate crude oil traded over $40 below zero. That is not a misprint. The unprecedented price action occurred during the latter part of the period.

The primary reason for the extreme volatility was the outbreak of a global pandemic involving the novel virus, COVID-19, and the ensuing response. The virus first appeared in Wuhan, China in December 2019 and spread systematically to over 175 countries worldwide. The primary defense employed by most countries impacted by the virus was to restrict travel, limit almost all forms of mass transport, maintain social distancing, and order the virtual lockdown of non-essential workers in their homes. Most global commerce and the majority of domestic businesses were significantly and adversely affected. Demand for most commodities fell dramatically and supply lines were severely disrupted.

The monetary and fiscal responses to the shutdown measures were swift and massive. Central banks cut short-term interest rates, which were already at historically low levels, even further. The rate for US 2-year Treasury Notes fell from 1.52% at the end of October 2019 to 0.20% by the end of April. Government aid and rescue packages aimed at corporations and individuals hurt by the sudden deterioration in economic activity registered in the trillions of US Dollars. Deficit spending expanded at a record pace. The US Federal Reserve did not initiate these policies alone - other countries followed similar paths to address the pandemic-induced recession. The US Dollar appreciated in value by a moderate amount during this 6 month period, up 1.78% measured by the US Dollar Index.

Energy prices bore the brunt of the damage derived from the economic contraction concentrated in the first quarter of 2020 and into the month of April. As demand for fuel of all kinds abruptly cratered, crude oil and derived products were hit especially hard. Additionally, Saudi Arabia and Russia began a brief but ill-timed price war over crude oil resulting in an extremely negative environment for production. Road traffic almost disappeared. Commercial air, trains, and shipping were drastically cut back. West Texas Intermediate crude oil lost more than 70% of its value. Reformulated gasoline dropped just over 60% and heating oil declined in value by just over 55%. For the six months ending in April, the BCOMTR energy sector (all futures exposure) lost 51.6%. The Fund’s performance in both futures-related exposure and energy equities outperformed BCOMTR, -45.1% and -42.5% respectively. Curve positioning helped to mitigate some of the losses. However, the Fund held a strategic overweight to energy resulting in a gross underperformance of approximately 170 basis points for the period.

Industrial metal prices suffered declines as construction projects were halted and future plans became unclear in the wake of the pandemic shutdowns. Nickel prices fell by 26.53%, copper prices declined by 11.72%, and aluminum prices went down by 17.22%. Within the Fund, our commodity futures dedicated to industrial metals declined by 17.3% vs BCOMTR’s decline of 19.3%. Our commodity producers (equities) in the industrial metals space underperformed by, 21.9% relative to BCOMTR. Our slight underweight allocation to the sector and our curve positioning helped maintain a roughly +1.1% (gross) outperformance compared to BCOMTR for our combined industrial metals portfolio.

Most agricultural products came under pressure as the economic lockdowns expanded, but not to the same degree as industrial metals or energy. BCOMTR’s agricultural sector fell by 14.3% for the six months ending April 30, 2020. The Fund’s agricultural futures declined by 10.4%, less than BCOMTR. Here again, the Fund’s curve positioning helped to cushion some of the losses. The inclusion of Frozen Concentrated Orange Juice increased by 5.20% and cocoa increased by 2.84%, two commodity futures not found within BCOMTR, also helped to drive some of the Fund’s outperformance. For the period, after adjusting for slight weighting differences and our agricultural equity sector performance, the Fund outpaced BCOMTR by about 1.50% (gross).

Precious metals were the only sector to post positive returns for the six months ending in April. Gold climbed by 11.29% during this time. The monetary easing and credit relaxation prescription unleashed in the United States and elsewhere lifted gold as a safe haven asset. The Fund expressed larger portions of its precious metals allocation in silver and platinum than BCOMTR. Those metals didn’t enjoy the same positive returns as gold. Silver fell 18.47% while platinum prices pulled back 13.25%. Their dual usage as industrial metal components weighed on prices. The Fund maintained a strategic underweight to the sector of nearly 5%. The combined effect resulted in an underperformance of about 90 basis points (gross) relative to BCOMTR for the time frame.

The Fund maintains a dynamic combination of commodity futures exposure and commodity equity (or producer) exposure. The composition of the Fund changes from time-to-time in response to structural and value opportunities identified by the Fund’s Policy Committee. The Fund was fully invested at the end of April. The allocation percentage of the Fund to commodity futures-related investments was around 78% at the end of April.

{The Fund’s top equity holdings at the six months ended April 30, 2020 included Boliden AB (BOL SS) -21.3%, Cleveland-Cliffs Inc

5	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	April 30, 2020 (Unaudited)

(CLF US) -37.98%, Rio Tinto PLC (RIO US) -6.75%, John Deere (DE US) -15.89%, Kubota Corp (6326 JP) -20.61%, Fortescue Metals Group Ltd. (FMG AU) +42.19%, EOG Resources Inc (EOG US) -30.58%, BHP Group Ltd (BHP AU) -11.18%, Marathon Oil Corp (MRO US) -46.43%, CF Industries (CF US) -38.50%.}

U.S. Treasury Inflation Protected Securities (“TIPS”) and nominal US Treasuries are held by the Fund to invest excess cash and as collateral for commodity futures-related investments held in the Fund’s Cayman Island subsidiary. We continue to invest in TIPS and nominal US Treasuries with limited duration exposure. At the end of April, the Fund’s fixed income portfolio had a weighted average maturity of 0.5 years.

We believe that commodity fundamentals are poised to strengthen significantly after the self-induced economic shutdown. Producers have taken measures to preserve value and have been forced in certain cases to cut current and projected budgets decisively. Production of many commodities should respond by trending lower. On the other hand, demand from a global population emerging from the expiry of government restrictions should swing higher. The speed and vigor of the re-engagement of economic activity may determine the slope of the recovery in price for many commodities. Relatively speaking, commodities appear inexpensive to other assets that have enjoyed long term appreciation, before and after the virus effects. Many commodities are still trading at prices that are unsustainable for producers to continue to search for, gather, and distribute these basic materials to the global population. The opportunity for price appreciation in commodities as an asset class has rarely been higher, in our opinion. Ultimately, profitable prices induce producers to engage in future projects. In our view, higher commodity prices are both necessary and likely.

Bob Hyman

Portfolio Manager

CoreCommodity Management, LLC

Past performance if not indicative of future results. “Bloomberg®” and “Bloomberg Commodity IndexSM” are service marks of Bloomberg L.P. (“Bloomberg”) as the case may be. Source for all Index data: Bloomberg L.P. Global. Commodity Sectors and individual commodities are represented by the respective Bloomberg Commodity Sub-Index. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. CoreCommodity Management assumes no obligation to provide this information in the future or to advise of changes in this information. Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., CoreCommodity Management, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

Bob Hyman is a registered representative of ALPS Distributors, Inc.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

6	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	April 30, 2020 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2020)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2020)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-23.39%	-27.21%	-9.43%	-8.64%	-4.73%	1.45%	1.45%
Class A (NAV)	-23.24%	-27.07%	-9.37%	-8.60%	-4.71%	1.45%	1.45%
Class A (MOP)	-27.48%	-31.08%	-11.05%	-9.62%	-5.26%
Class C (NAV)	-23.59%	-27.58%	-10.01%	-9.24%	-5.31%	2.05%	2.05%
Class C (CDSC)	-24.35%	-28.30%	-10.01%	-9.24%	-5.31%
Class I	-23.18%	-26.88%	-9.18%	-8.38%	-4.46%	1.14%	1.14%
TR/CC CRB Total Return Index[1]	-33.36%	-35.35%	-12.11%	-11.57%	-7.08%
Bloomberg Commodity TR Index[1]	-22.70%	-23.18%	-8.61%	-9.07%	-6.42%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

7	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	April 30, 2020 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Thomson Reuters/CC CRB Total Return Index and the Bloomberg Commodity TR Index (formerly the Dow Jones-UBS Commodity Index) are unmanaged indices used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. Each index is composed of a different basket of commodities, a different weighting of the commodities in the basket, and a different re-balancing schedule. The indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index. Effective April 20, 2020 the Thomson Reuters/CoreCommodity CRB Index changed it’s name to Refinitv/Core Commodity CRB Index.
^	Fund Inception date of June 29, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2021. Please see the prospectus dated February 28, 2020 for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Investments in securities of Master Limited Partnerships (MLPs) involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund's original investment.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Common Stocks	22.80%
Government Bonds	50.18%
Master Limited Partnerships	0.12%
Cash, Cash Equivalents, & Other Net Assets	26.90%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets) ^

^	Notional Value of Derivative Exposure included
8	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (22.80%)
Argentina (0.09%)
Transportadora de Gas del Sur SA, ADR	36,500	$167,170
YPF SA Sponsored	42,204	162,063
		329,233

Australia (2.85%)
Alumina, Ltd.	310,907	351,515
Beach Energy, Ltd.	278,659	276,013
BHP Group, Ltd.	54,009	1,138,554
BlueScope Steel, Ltd.	131,780	880,211
Costa Group Holdings, Ltd.	104,343	196,505
Fortescue Metals Group, Ltd.	160,081	1,247,626
GrainCorp, Ltd., Class A(a)	85,256	196,672
IGO, Ltd.	132,309	408,678
Iluka Resources, Ltd.	100,615	503,544
Incitec Pivot, Ltd.	400,411	623,616
Mineral Resources, Ltd.	56,942	622,641
Nufarm, Ltd.(a)	147,504	505,595
OceanaGold Corp.(a)	204,900	312,072
Oil Search, Ltd.	73,894	146,866
OZ Minerals, Ltd.	108,804	635,990
Regis Resources, Ltd.	93,204	273,313
Sandfire Resources NL	78,872	231,800
Santos, Ltd.	70,593	227,249
South32, Ltd.	823,504	1,065,221
St Barbara, Ltd.	162,515	274,288
Washington H Soul Pattinson & Co., Ltd.	18,381	222,071
Whitehaven Coal, Ltd.	200,968	238,348
Woodside Petroleum, Ltd.	18,740	274,157
		10,852,545

Austria (0.16%)
OMV AG	6,908	226,348
voestalpine AG	18,655	386,273
		612,621

Brazil (0.49%)
BRF SA, ADR(a)	141,840	507,787
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	56,688	434,230
Gerdau SA, Sponsored ADR	342,231	735,797
Petroleo Brasileiro SA, Sponsored ADR	16,177	111,783
Vale SA, Sponsored ADR	8,802	72,617
		1,862,214

Canada (1.31%)
Alamos Gold, Inc., Class A	42,346	341,732
B2Gold Corp.	59,884	303,013
Ballard Power Systems, Inc.(a)	32,985	335,128
Cameco Corp.	50,010	498,100
Canadian Solar, Inc.(a)	19,387	345,864
Centerra Gold, Inc.	33,100	264,667
First Quantum Minerals, Ltd.	4,500	27,479
Hudbay Minerals, Inc.	180,500	440,892
IAMGOLD Corp.(a)	84,106	295,212
	Shares	Value (Note 2)
Canada (continued)
Kinross Gold Corp.(a)	28,621	$189,185
Lundin Mining Corp.	25,300	123,960
Osisko Gold Royalties, Ltd.	14,719	134,679
Parex Resources, Inc.(a)	56,800	622,700
Sandstorm Gold, Ltd.(a)	36,048	280,453
SEMAFO, Inc.(a)	63,700	160,171
SSR Mining, Inc.(a)	18,657	326,311
Torex Gold Resources, Inc.(a)	21,700	308,831
		4,998,377

Chile (0.14%)
Antofagasta PLC	53,247	545,232

China (0.42%)
China Petroleum & Chemical Corp., ADR	5,780	287,150
CNOOC, Ltd., Sponsored ADR	3,146	353,516
Daqo New Energy Corp., ADR(a)	5,342	278,478
JinkoSolar Holding Co., Ltd., ADR(a)	23,496	371,708
PetroChina Co., Ltd., ADR	8,809	315,626
		1,606,478

Colombia (0.10%)
Ecopetrol SA, Sponsored ADR	35,996	376,158

Denmark (0.16%)
FLSmidth & Co. A/S(a)	9,925	261,416
Vestas Wind Systems A/S	3,927	338,071
		599,487

Faroe Islands (0.09%)
Bakkafrost P/F	6,869	339,593

Finland (0.12%)
Outokumpu Oyj(a)	104,738	282,008
Outotec Oyj	43,438	181,363
		463,371

France (0.11%)
TOTAL SA, Sponsored ADR	11,457	402,714

Germany (0.30%)
K+S AG	70,154	472,803
Nordex SE(a)	10,156	82,303
Salzgitter AG	10,429	139,258
thyssenkrupp AG(a)	17,747	118,245
Varta AG(a)	3,960	328,506
		1,141,115

Great Britain (1.21%)
Anglo American PLC	17,974	320,375
BP PLC, Sponsored ADR	35,673	849,017
CNH Industrial N.V.(a)	64,438	402,093
Kazakhmys PLC	16,882	88,155
Pentair PLC	895	30,958
Rio Tinto PLC, Sponsored ADR	35,322	1,631,523
9	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2020 (Unaudited)

	Shares	Value (Note 2)
Great Britain (continued)
Severn Trent PLC	16,661	$501,528
Subsea 7 SA(a)	50,511	280,139
United Utilities Group PLC	43,789	497,581
		4,601,369

India (0.03%)
Vedanta, Ltd., ADR	27,652	124,987

Israel (0.07%)
SolarEdge Technologies, Inc.(a)	2,438	272,056

Italy (0.10%)
Eni SpA, Sponsored ADR	10,981	206,224
ERG SpA	10,237	183,979
		390,203

Japan (1.81%)
Daido Steel Co., Ltd.	6,200	207,697
GS Yuasa Corp.	21,600	310,972
Hitachi Metals, Ltd.	34,000	334,566
Inpex Corp.	153,933	991,317
Japan Petroleum Exploration Co., Ltd.	19,200	334,745
JFE Holdings, Inc.	10,200	68,814
Kobe Steel, Ltd.(a)	77,200	262,573
Kubota Corp.	99,700	1,251,419
Kurita Water Industries, Ltd.	10,016	282,798
Maruha Nichiro Corp.	5,600	118,142
Maruichi Steel Tube, Ltd.	5,300	120,159
Morinaga Milk Industry Co., Ltd.	6,500	253,180
Nippon Steel Corp.	8,890	75,542
Nippon Suisan Kaisha, Ltd.	65,500	292,969
Sumitomo Forestry Co., Ltd.	28,759	361,246
Sumitomo Metal Mining Co., Ltd.	35,700	904,351
Toho Titanium Co., Ltd.	17,800	103,169
Tokyo Steel Manufacturing Co., Ltd.	50,500	325,169
Yamato Kogyo Co., Ltd.	14,400	287,960
		6,886,788

Luxembourg (0.26%)
APERAM SA	14,100	366,819
ArcelorMittal	13,403	147,165
ArcelorMittal SA	5,056	55,417
Tenaris SA, ADR	11,067	151,397
Ternium SA, Sponsored ADR	19,564	265,875
		986,673

Malaysia (0.11%)
Lynas Corp., Ltd.(a)	361,944	411,576

Mexico (0.15%)
Grupo Mexico SAB de CV, Series B	277,700	590,520

Netherlands (0.33%)
Core Laboratories N.V.	24,311	476,738
OCI N.V.(a)	15,679	189,860
	Shares	Value (Note 2)
Netherlands (continued)
Royal Dutch Shell PLC, Class A, Sponsored ADR	6,115	$202,590
Royal Dutch Shell PLC, Class B	2,551	41,332
SBM Offshore N.V.	27,872	352,932
		1,263,452

Norway (1.39%)
Aker BP ASA	25,870	429,523
DNO ASA	516,958	234,989
Equinor ASA	79,410	1,111,889
Leroy Seafood Group ASA	70,514	374,559
Mowi ASA	54,411	932,072
NEL ASA(a)	476,921	587,711
Norsk Hydro ASA	310,183	792,333
Salmar ASA	12,666	494,522
TGS NOPEC Geophysical Co. ASA	21,048	323,474
		5,281,072

Peru (0.07%)
Cia de Minas Buenaventura SAA, ADR	24,873	186,299
Southern Copper Corp.	3,044	98,747
		285,046

Russia (0.02%)
Evraz PLC	18,181	60,728

Singapore (0.09%)
Wilmar International, Ltd.	137,461	348,003

South Africa (0.42%)
Anglo Platinum, Ltd.	4,780	251,831
Exxaro Resources, Ltd.	41,150	239,345
Gold Fields, Ltd., Sponsored ADR	31,055	227,944
Impala Platinum Holdings, Ltd.	54,000	326,875
Kumba Iron Ore, Ltd.	15,133	287,964
Sasol, Ltd.(a)	58,479	275,303
		1,609,262

South Korea (0.07%)
POSCO, Sponsored ADR	6,691	248,972

Spain (0.21%)
Acerinox SA	44,206	335,519
Repsol SA	21,441	195,348
Siemens Gamesa Renewable Energy SA	19,230	285,964
		816,831

Sweden (1.14%)
Boliden AB	84,619	1,737,363
Epiroc AB, Class A	59,249	595,909
Lundin Energy AB	21,777	566,318
PowerCell Sweden AB(a)	11,159	288,706
SSAB AB, A Shares(a)	190,388	466,227
Svenska Cellulosa AB SCA, Class B(a)	65,044	701,731
		4,356,254
10	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2020 (Unaudited)

	Shares	Value (Note 2)
Switzerland (0.07%)
Glencore PLC	151,895	$281,418

United States (8.91%)
AGCO Corp.	19,675	1,039,627
Alacer Gold Corp.(a)	49,600	254,423
Alcoa Corp.(a)	27,663	225,453
Allegheny Technologies, Inc.(a)	8,381	62,941
American States Water Co.	341	27,065
American Water Works Co., Inc.	201	24,460
Andersons, Inc.	13,546	229,876
Archer-Daniels-Midland Co.	26,061	967,906
Archrock, Inc.	15,155	72,896
Baker Hughes Co.	13,729	191,520
Bunge, Ltd.	21,871	867,623
Cabot Oil & Gas Corp.	14,309	309,361
California Water Service Group	8,661	389,052
Cal-Maine Foods, Inc.	14,471	600,691
Century Aluminum Co.(a)	5,584	24,290
CF Industries Holdings, Inc.	40,717	1,119,718
Chevron Corp.	3,272	301,024
Cleveland-Cliffs, Inc.	373,787	1,637,186
Commercial Metals Co.	29,628	472,270
Compass Minerals International, Inc.	7,430	365,259
ConocoPhillips	22,127	931,547
Corteva, Inc.	34,389	900,648
Darling Ingredients, Inc.(a)	30,000	617,700
Deere & Co.	10,293	1,493,103
Devon Energy Corp.	43,208	538,804
Enphase Energy, Inc.(a)	10,981	514,240
EOG Resources, Inc.	25,361	1,204,901
Evoqua Water Technologies Corp.(a)	30,618	491,419
Exxon Mobil Corp.	4,363	202,749
First Solar, Inc.(a)	7,288	320,745
FMC Corp.	9,431	866,709
Fresh Del Monte Produce, Inc.	10,904	310,873
Halliburton Co.	39,187	411,464
Harsco Corp.(a)	20,191	201,506
Helmerich & Payne, Inc.	26,722	528,294
Hess Corp.	1,266	61,578
HollyFrontier Corp.	22,080	729,523
Hormel Foods Corp.	13,604	637,347
Ingredion, Inc.	9,009	731,531
Kinder Morgan, Inc.	5,763	87,770
Magnolia Oil & Gas Corp.(a)	91,528	592,186
Marathon Oil Corp.	183,117	1,120,676
Marathon Petroleum Corp.	24,420	783,394
Murphy Oil Corp.	18,288	216,896
National Oilwell Varco, Inc.	3,499	44,227
New WEI, Inc.(a)	68,768	103
Occidental Petroleum Corp.	14,527	241,149
Patterson-UTI Energy, Inc.	36,009	132,873
PDC Energy, Inc.(a)	67,573	877,773
Phillips 66	8,398	614,482
Pilgrim's Pride Corp.(a)	45,023	990,506
Plug Power, Inc.(a)	75,715	316,867
PotlatchDeltic Corp., REIT	16,439	577,173
ProPetro Holding Corp.(a)	49,120	208,269
	Shares	Value (Note 2)
United States (continued)
Rayonier, Inc., REIT	22,544	$541,732
Renewable Energy Group, Inc.(a)	10,333	256,362
RPC, Inc.	140,085	477,690
Sanderson Farms, Inc.	1,169	159,148
Schlumberger, Ltd.	8,909	149,849
Steel Dynamics, Inc.	31,277	759,093
SunPower Corp.(a)	41,418	304,422
Sunrun, Inc.(a)	25,251	354,272
TPI Composites, Inc.(a)	13,921	244,035
Tyson Foods, Inc., Class A	16,630	1,034,220
United States Steel Corp.	63,401	486,920
Valero Energy Corp.	15,840	1,003,464
Vivint Solar, Inc.(a)	48,059	304,694
Warrior Met Coal, Inc.	10,153	127,420
Williams Cos., Inc.	1,855	35,931
		33,920,918

TOTAL COMMON STOCKS
(Cost $110,619,819)		86,865,266

MASTER LIMITED PARTNERSHIPS (0.12%)
United States (0.12%)
Alliance Resource Partners LP	22,642	87,850
Energy Transfer LP	4,974	41,782
Enterprise Products Partners LP	10,676	187,470
Magellan Midstream Partners LP	2,054	84,481
MPLX LP	1,555	28,146
Plains All American Pipeline LP	3,090	27,285
		457,014

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $1,369,331)		457,014

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (50.18%)
U.S. Treasury Bonds (50.18%)
United States Treasury Inflation Indexed Bonds
0.125%, 4/15/21(b)	$20,189,790	$19,886,369
0.625%, 7/15/21(b)	117,464,645	117,331,645
United States Treasury Notes
1.250%, 3/31/21(b)	53,500,000	54,036,045
		191,254,059
TOTAL GOVERNMENT BONDS
(Cost $191,266,320)		191,254,059

Value (Note 2)
TOTAL INVESTMENTS (73.10%)
(Cost $303,255,470)	$278,576,339

Other Assets In Excess Of Liabilities (26.90%)	102,490,128
NET ASSETS -100.00%	$381,066,467
11	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2020 (Unaudited)

(a)	Non-Income Producing Security.
(b)	Security, or portion of security, is being held as collateral for total return swap contracts and futures contracts aggregating a total market value of $32,365,569.

For Fund compliance purposes, the Fund's industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

12	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2020 (Unaudited)

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount/ Fair Value (Note 2)	Unrealized Appreciation
Cocoa Future	Morgan Stanley	Short	(139)	07/16/20	$(3,355,460)	$641,862
Gasoline Robusta Future	Morgan Stanley	Long	37	09/30/20	1,197,202	110,881
Gold 100 Oz Future	Morgan Stanley	Long	153	06/26/20	25,921,260	2,974,962
Hard Red Winter Wheat Future	Morgan Stanley	Long	70	07/14/20	1,708,000	40,077
LME Aluminum Future	Morgan Stanley	Long	411	05/18/20	15,070,856	98,882
LME Aluminum Future	Morgan Stanley	Short	(411)	09/14/20	(15,497,269)	2,649,651
LME Copper Future	Morgan Stanley	Long	209	05/18/20	27,014,556	1,526,346
LME Nickel Future	Morgan Stanley	Long	90	05/18/20	6,554,520	472,486
LME Nickel Future	Morgan Stanley	Short	(38)	09/14/20	(2,787,756)	223,320
LME Zinc Future	Morgan Stanley	Long	82	05/18/20	3,966,730	68,908
Low Sulfur Gasoil Future	Morgan Stanley	Long	192	06/11/20	4,891,200	64,311
Natural Gas Future	Morgan Stanley	Long	752	05/27/20	14,656,480	1,047,919
NY Harbor ULSD Future	Morgan Stanley	Short	(9)	06/30/20	(334,341)	295,221
NY Harbor ULSD Future	Morgan Stanley	Short	(133)	08/31/20	(5,370,380)	716,065
Platinum Future	Morgan Stanley	Long	225	07/29/20	9,146,250	1,780,356
Soybean Future	Morgan Stanley	Long	297	07/14/20	12,700,463	100,342
Sugar #11	Morgan Stanley	Short	(120)	06/30/20	(1,393,728)	619,384
WTI Crude Future	Morgan Stanley	Short	(425)	06/22/20	(9,286,250)	13,100,028
WTI Crude Future	Morgan Stanley	Short	(221)	08/20/20	(5,827,770)	1,445,325
WTI Crude Future	Morgan Stanley	Short	(37)	09/22/20	(1,023,790)	33,151
					$77,950,773	$28,009,477

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount/ Fair Value (Note 2)	Unrealized Depreciation
Brent Crude Future	Morgan Stanley	Long	646	06/30/20	$18,288,260	$(79,354)
Copper Future	Morgan Stanley	Short	(439)	07/29/20	(25,725,400)	(227,790)
Corn Future	Morgan Stanley	Long	136	07/14/20	2,176,000	(41,136)
Natural Gas Future	Morgan Stanley	Short	(207)	06/26/20	(4,491,900)	(218,015)
Silver Future	Morgan Stanley	Long	217	07/29/20	16,245,705	(432,554)
Soybean Meal Future	Morgan Stanley	Long	96	07/14/20	2,832,960	(2,517)
Wheat Future	Morgan Stanley	Long	64	07/14/20	1,677,600	(51,358)
					$11,003,225	$(1,052,724)

See Notes to Financial Statements.

13	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2020 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate Paid by Fund	Termination Date	Value	Unrealized Appreciation
UBS	CRB 3m Fwd TR Index **	$55,606,017	USB3MTA + 25 bps *	11/30/20	$55,606,019	$2
Citigroup	CRB 3m Fwd TR Index **	68,988,763	USB3MTA + 24 bps *	9/30/20	68,988,767	4
Societe Generale	CRB 3m Fwd TR Index **	32,585,166	USB3MTA + 28 bps *	11/30/20	32,585,168	2
		$157,179,946			$157,179,954	$8

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate Paid by Fund	Termination Date	Value	Unrealized Depreciation
Bank of America -
Merrill Lynch	CRB 3m Fwd TR Index **	$49,290,994	USB3MTA + 30 bps *	6/29/20	$49,290,446	$(548)
		$49,290,994			$49,290,446	$(548)

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the fund. For short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate paid by the Fund.
*	United States Auction Results 3 Month Treasury Bill High Discount. Total return swap resets monthly.
**	CRB - Commodity Research Bureau

See Notes to Financial Statements.

14	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Assets and Liabilities	April 30, 2020 (Unaudited)

ASSETS
Investments, at value	$278,576,339
Cash	101,043,308
Foreign currency, at value (Cost $413,245)	413,689
Unrealized appreciation on total return swap contracts	8
Receivable for shares sold	3,586,681
Receivable for variation margin on futures contracts	388,731
Deposit with broker for futures contracts (Note 3)	5,095,563
Dividends and interest receivable	546,307
Prepaid expenses and other assets	19,786
Total Assets	389,670,412
LIABILITIES
Payable due to broker for total return swap contracts	4,886,623
Payable for shares redeemed	3,182,077
Payable for foreign capital gains tax	140
Unrealized depreciation on total return swap contracts	548
Investment advisory fees payable	241,501
Administration and transfer agency fees payable	183,619
Distribution and services fees payable	21,291
Professional fees payable	34,274
Accrued expenses and other liabilities	53,872
Total Liabilities	8,603,945
NET ASSETS	$381,066,467
NET ASSETS CONSIST OF
Paid-in capital	$592,302,385
Total distributable earnings	(211,235,918)
NET ASSETS	$381,066,467
INVESTMENTS, AT COST	$303,255,470

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$5.07
Net Assets	$34,825,776
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	6,865,596
Class A:
Net Asset Value, offering and redemption price per share	$5.08
Net Assets	$557,759
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	109,889
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$5.37
Class C:
Net Asset Value, offering and redemption price per share(a)	$4.81
Net Assets	$2,716,954
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	564,899
Class I:
Net Asset Value, offering and redemption price per share	$5.12
Net Assets	$342,965,978
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	67,044,977

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

15	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Operations	For the Six Months Ended April 30, 2020 (Unaudited)

INVESTMENT INCOME
Dividends	$1,483,353
Foreign taxes withheld on dividends	(76,280)
Interest and other income, net of premium amortization and accretion of discount	3,740,330
Total Investment Income	5,147,403

EXPENSES
Investment advisory fees	2,124,954
Investment advisory fees - subsidiary (Note 8)	437,642
Administrative fees	305,721
Transfer agency fees	294,317
Distribution and service fees
Investor Class	66,327
Class A	923
Class C	26,324
Professional fees	27,583
Reports to shareholders and printing fees	33,005
State registration fees	30,678
Insurance fees	4,288
Custody fees	33,716
Trustees' fees and expenses	12,521
Miscellaneous expenses	12,630
Total Expenses	3,410,629
Less fees waived/reimbursed by investment advisor (Note 8)
Waiver of investment advisory fees - subsidiary	(437,642)
Investor Class	(812)
Class A	(13)
Class C	(194)
Class I	(30,844)
Net Expenses	2,941,124
Net Investment Income	2,206,279
Net realized loss on investments	(36,786,093)
Net realized loss on futures contracts	(40,953,420)
Net realized loss on total return swap contracts	(71,391,323)
Net realized gain on foreign currency transactions	2,221
Net Realized Loss	(149,128,615)
Net change in unrealized depreciation on investments	(936,173)
Net change in unrealized appreciation on futures contracts	28,156,856
Net change in unrealized depreciation on total return swap contracts	(564)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,001
Net Change in Unrealized Appreciation	27,222,120
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(121,906,495)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(119,700,216)

See Notes to Financial Statements.

16	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
OPERATIONS
Net investment income	$2,206,279	$6,482,181
Net realized loss	(149,128,615)	(53,250,171)
Net change in unrealized appreciation/(depreciation)	27,222,120	(16,691,224)
Net Decrease in Net Assets Resulting from Operations	(119,700,216)	(63,459,214)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(375,275)	(1,405,470)
Class A	(7,077)	(5,288)
Class C	(53,444)	(261,410)
Class I	(4,950,473)	(17,784,130)
Net Decrease in Net Assets from Distributions	(5,386,269)	(19,456,298)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	10,012,262	16,812,892
Class A	115,986	588,711
Class C	307,233	1,993,315
Class I	112,081,594	238,498,751
Dividends reinvested
Investor Class	358,287	1,325,215
Class A	5,821	5,288
Class C	28,534	180,838
Class I	3,950,674	14,260,972
Shares redeemed, net of redemption fees
Investor Class	(4,716,317)	(21,808,221)
Class A	(152,741)	(3,256)
Class C	(2,777,747)	(3,827,991)
Class I	(160,044,450)	(323,750,425)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(40,830,864)	(75,723,911)

Net decrease in net assets	(165,917,349)	(158,639,423)

NET ASSETS
Beginning of period	546,983,816	705,623,239
End of period	$381,066,467	$546,983,816

See Notes to Financial Statements.

17	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
Net asset value, beginning of period(b)	$6.68		$7.54		$7.64		$7.29		$7.15		$9.56
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.02		0.06		0.05		(0.01	)(d)	(0.03	)(d)	(0.09	)(d)
Net realized and unrealized gain/(loss)	(1.57)		(0.71)		0.04		0.36		0.17		(2.32)
Total from investment operations	(1.55)		(0.65)		0.09		0.35		0.14		(2.41)
DISTRIBUTIONS:
From net investment income	(0.06)		(0.21)		(0.19)		(0.00	)(e)	–		–
Total distributions	(0.06)		(0.21)		(0.19)		(0.00	)(e)	–		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)
Net increase/(decrease) in net asset value	(1.61)		(0.86)		(0.10)		0.35		0.14		(2.41)
Net asset value, end of period	$5.07		$6.68		$7.54		$7.64		$7.29		$7.15
TOTAL RETURN(f)	(23.39)%		(8.71)%		1.23%		4.85%		1.96%		(25.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$34,826		$39,226		$48,728		$47,845		$29,468		$30,085
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.40	%(g)(h)	1.39	%(h)	1.40	%(h)	1.38%		1.41%		1.47%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40	%(g)	1.39%		1.40%		1.38%		1.41%		1.45%
Ratio of net investment income/(loss) to average net assets	0.70	%(g)	0.82%		0.66%		(0.10)%		(0.48)%		(1.12)%
Portfolio turnover rate(i)	90%		81%		42%		66%		50%		52%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Less than $0.005 or ($0.005) per share.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(g)	Annualized.
(h)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the period ended April 30, 2020, October 31, 2019 and October 31, 2018, respectively, 1.58%, 1.54% and 1.56%.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

18	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period(a)	$6.68		$7.54		$8.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.02		0.07		(0.00	)(c)
Net realized and unrealized loss	(1.56)		(0.72)		(0.62)
Total from investment operations	(1.54)		(0.65)		(0.62)

DISTRIBUTIONS:
From net investment income	(0.06)		(0.21)		–
Total distributions	(0.06)		(0.21)		–

Net (decrease) in net asset value	(1.60)		(0.86)		(0.62)
Net asset value, end of period	$5.08		$6.68		$7.54
TOTAL RETURN(d)	(23.24)%		(8.71)%		(7.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$558		$751		$191
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.33	%(e)(f)	1.40	%(f)	1.48	%(e)(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.32	%(e)	1.40%		1.45	%(e)
Ratio of net investment income/(loss) to average net assets	0.75	%(e)	0.99%		(0.10	)%(e)
Portfolio turnover rate(g)	90%		81%		42%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the period ended April 30, 2020, October 31, 2019 and October 31, 2018, respectively, 1.51%, 1.55 % and 1.64%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

19	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
Net asset value, beginning of period(a)	$6.35		$7.22		$7.36		$7.07		$6.98		$9.39
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.00	)(c)(d)	0.01		(0.00	)(c)(d)	(0.06	)(d)	(0.08	)(d)	(0.14	)(d)
Net realized and unrealized gain/(loss)	(1.48)		(0.68)		0.04		0.35		0.17		(2.27)
Total from investment operations	(1.48)		(0.67)		0.04		0.29		0.09		(2.41)
DISTRIBUTIONS:
From net investment income	(0.06)		(0.20)		(0.18)		–		–		–
Total distributions	(0.06)		(0.20)		(0.18)		–		–		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		0.00	(c)	–		–		–		0.00	(c)
Net increase/(decrease) in net asset value	(1.54)		(0.87)		(0.14)		0.29		0.09		(2.41)
Net asset value, end of period	$4.81		$6.35		$7.22		$7.36		$7.07		$6.98
TOTAL RETURN(e)	(23.59)%		(9.35)%		0.62%		4.10%		1.29%		(25.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,717		$6,702		$9,510		$7,642		$7,260		$8,335
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.06	%(f)(g)	2.05	%(g)	2.05	%(g)	2.05%		2.05%		2.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05	%(f)	2.05%		2.05%		2.05%		2.05%		2.05%
Ratio of net investment income/(loss) to average net assets	(0.02	)%(f)	0.17%		(0.04)%		(0.81)%		(1.13)%		(1.74)%
Portfolio turnover rate(h)	90%		81%		42%		66%		50%		52%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the period ended April 30, 2020, October 31, 2019 and October 31, 2018, respectively, 2.24%, 2.20% and 2.21%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

20	| April 30, 2020

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period(a)	$6.73		$7.58		$7.67		$7.31	$7.15	$9.57
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.03		0.08		0.07		0.01	(0.02)	(0.06)
Net realized and unrealized gain/(loss)	(1.57)		(0.72)		0.03		0.36	0.18	(2.31)
Total from investment operations	(1.54)		(0.64)		0.10		0.37	0.16	(2.37)
DISTRIBUTIONS:
From net investment income	(0.07)		(0.21)		(0.19)		(0.01)	–	(0.05)
Total distributions	(0.07)		(0.21)		(0.19)		(0.01)	–	(0.05)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(1.61)		(0.85)		(0.09)		0.36	0.16	(2.42)
Net asset value, end of period	$5.12		$6.73		$7.58		$7.67	$7.31	$7.15
TOTAL RETURN(d)	(23.18)%		(8.48)%		1.42%		5.03%	2.24%	(24.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$342,966		$500,305		$647,195		$482,710	$463,741	$362,389
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.16	%(e)(f)	1.14	%(f)	1.13	%(f)	1.15%	1.15%	1.17%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(e)	1.14%		1.13%		1.15%	1.15%	1.15%
Ratio of net investment income/(loss) to average net assets	0.91	%(e)	1.09%		0.90%		0.08%	(0.22)%	(0.73)%
Portfolio turnover rate(g)	90%		81%		42%		66%	50%	52%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the period ended April 30, 2020, October 31, 2019 and October 31, 2018, respectively, 1.34%, 1.29% and 1.29%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

21	| April 30, 2020

ALPS | Kotak India Growth Fund

Management Commentary	April 30, 2020 (Unaudited)

Performance

For the 6 month period ending April 30, 2020, the ALPS/Kotak India Growth Fund (the “Fund”) returned -20.97% compared to its benchmark the NSE500 Index, which returned -22.04% over the same period (all in USD term).

The global economy has been rattled by various geopolitical issues and 2020’s Black swan- COVID-19. Disruptions can be seen in sectors like tourism, global supply chains, exports as well as the broader financial markets. The market retracted from last year’s strong gains and has been reminiscent of the global financial crisis (GFC), with global equities plunging in their worst month in March while volatility, bonds and the dollar spiked. The market rebounded in April from March lows as various central banks expanded stimulus plans in response to the virus with the aim to mitigate liquidity and cash flow mismatches. While the frontline Nifty Index lost 21.57% during the period, the midcap index lost by 24.15% and the broad-based NSE500 Index fell 21.87% during the period (all in USD terms). Oil became a big area of focus in April with the West Texas Intermediate (WTI) May futures tumbling below zero for the first time in history.

Many Central Banks and Governments around the world are taking unprecedented measures in response to the virus. The Bank of Japan (BOJ) decided to retain the policy rate unchanged at -0.1% and to continue to guide the 10-year government bond yield at around 0%. While keeping policy rate unchanged, BOJ decided to buy an unlimited amount of government bonds (against earlier JPY80tn annually) and quadrupled its maximum amount of corporate paper and corporate debt purchases. The Bank of England (BoE) cut interest rates to a record low of 0.1% and boosted Quantitative Easing (QE) by £200bn to £645bn. The European Central Bank (ECB) launched a new €750bn QE fund, released more long term refinancing operations (LTROs) and a new targeted longer-term refinancing operation (TLTRO). ECB also loosened collateral rules to accept non-investment grade bonds as collateral to maintain banks’ access to its ultra-cheap liquidity during the pandemic. The move aims to limit financial turmoil and impact of expected wave of rating downgrades in response to the crisis.

In India, the Indian Government as well as the Reserve Bank of India (RBI) also announced a slew of measures via Fiscal and Monetary Policy stimulus. National lockdown was first announced in 25th March 2020 and further extended through April to stem the rate of proliferation and community transmission of COVID-19.

The Monetary Policy Committee (MPC) in total cut policy rates by 75bps from 5.15% to 4.4% and the Reverse Repo rate by 115bps to 3.75% to boost liquidity and announced loan moratorium and interest deferral. Additional liquidity of Rs3.74Trn (~US$50bn) has been created for banks via various policy instruments through (1) Rs1trn Repo window, (2) 100bps reduction in Cash Reverse Ratio (CRR) to 3% for a year and (3) additional Rs1.37trn additional liquidity for banks through Marginal Standing Facility (MSF). In April, RBI announced a second list of liquidity and regulatory related measures to support the economy and ensure the smooth functioning of the financial markets which include (1) further reducing repo rates, (2) reduction in Liquidity Coverage Ratio (LCR) from 100% to 80%, (3) opening up of a special refinancing facility for All Indian Financial Institutions (AIFIs) at the repo rate, and (4) targeted longer-term refinancing operation (TLTRO) 2.0 targeted at Non-Bank Financial Companies (NBFCs) with 50% of the liquidity availed reserved for small and mid-sized NBFCs and Micro Finance Institutions (MFIs). Through these measures, the RBI aims to incentivize banks to lend to the sectors strongly in need of liquidity after being impacted by COVID-19 related disruptions.

The RBI MPC refrained from providing any estimates on GDP growth and inflation given the uncertain economic outlook. Real GDP growth moderated to 3.1% in 4QFY20 (for the purposes of the rest of this commentary, please note the fiscal year in India begins April 1 and ends on March 31) from a downward revised print of 4.1% in 3QFY20. On the production side, Real Gross Value Added (GVA) growth fell to 3% from 3.5% in 3QFY20 due to contraction in industrial activity by -0.6% (-0.3% in 3QFY20). Private consumption growth moderated to 5.3% and investment growth contracted 2.8%. Weak industrial and services sector led to GVA growth of 3.9% in FY2020.

The fiscal deficit in 1MFY21 was 35.1% of the FY2021 Budget Estimates. Gross tax collections for April fell by 44%, with direct taxes growth of -11% and indirect taxes growth of 70%. While corporate tax collections grew by 58%, income tax collections fell by 32%. The largest fall was seen across customs and GST collections, with both falling by 70%. GST collection was at Rs167bn with Central Goods & Services Tax (CGST) collection of Rs59bn, Integrated Goods & Services Tax (IGST) collection of Rs97bn, and compensation cess of Rs10bn.

Current Account Deficit (CAD) in 3QFY20 narrowed sharply to US$1.4bn (0.2% of GDP) against US$6.5bn in 2QFY20 (0.9% of GDP) and US$17.8bn in 3QFY19 (2.7% of GDP). The decrease was led by a lower trade deficit of US$34.6bn (US$38.1bn in 2QFY20) on the back of lower imports (US$116bn against US$118bn in 2QFY20); while non-oil imports fell to US$84bn, oil imports rose to US$31 bn. Trade deficit in April came in lower at US$6.8bn against US$9.8bn in March and US$15.3bn in April last year. April exports at US$10.4bn implied a growth of -60.3% against US$26.1bn in April 2019.

The National Statistical Office (NSO) did not release the provisional Consumer Price Index (CPI) data for April owing to data collection issues. However, data on food inflation rose to 10.5% in April (8.8% in March) led by increases across vegetables 23.6%, pulses and products 22.8%, and cereals and products 7.8%. Sequentially, CPI food inflation rose by 2.6% month over month, led by a sharp increase in prices of vegetables, pulses and fruits.

Wholesale Price Index (WPI) inflation was released in view of the limited transactions of products in the wholesale market in April 2020. WPI food inflation moderated to 2.6% (4.9% in March) led by softening seen across vegetables 2.2%, fruits -1.7%, eggs, meat and fish -1.7%. On a sequential basis, WPI inflation went by up 0.7% month-to-month (-2% in March) led by an increase across vegetables 3.7%, fruits 8.4%, and pulses 2.2%.

Infrastructure output, comprising eight core sectors of the India Industrial Production (IIP) (wt. 40.3% in IIP), fell by 38.1% in April as

22	| April 30, 2020

ALPS | Kotak India Growth Fund

Management Commentary	April 30, 2020 (Unaudited)

against 9% in March and a rise of 5.2% in April last year. All the sectors contracted during April.

COVID-19 and a protracted trade war directed against China have revealed the fragility of modern supply chain and raise the possibility of a silver lining amid the turmoil: capitalise on the flight of companies from China and bring them into India. However, in order for more investments to happen, India needs many hard reforms, such as labour reform, as well as improve on the ease of doing business. This crisis exacerbate and reinforce the need for India to reflect on systemic actions that are needed to shore up its own economy.

Against a weak economic and fiscal backdrop, economic activity in the short to medium term will remain subdued and GDP growth will be limited. All in all, India’s outlook will depend on (1) the pace of economic recovery and spread of COVID-19, (2) success of structural policy reforms (such as labour reforms, reform of the Essential Commodity Act and agriculture marketing), (3) geopolitical developments, (4) rating agency responses and (4) oil price trajectory.

Market Outlook and Valuation

In the wake of the COVID-19 crisis, markets have been concerned on the gradual and slower opening of the economy with continued higher rate infections in some high economic activity zones. However, now with the opening of the economy except for the containment zones, the focus is likely to shift on economic recovery. Policy responses from governments and central banks have continued in response to the life and livelihood crisis. While there were a slew of such announcements in India, including the second phase of policy rate cut bringing the total rate cut to 250 bps since 2019, overall, the response still seems wanting given the scale and extent of the economic hurt.

In this turmoil, labour market pressure remains painfully high. US unemployment rate for instance in April reached 14.7% - highest level in post-war history. There has been general economic rebound in the month of May and the PMIs across the G4 DM economies in May rose to 33.1 from an all-time low of 22.3 in April. India too has seen some pickup on the high frequency data points but we are yet some months away for the recovery to really take hold as India reopens phase by phase.

As we look ahead, we see a possible unlock rally and then a headwind of the quarterly numbers of Apr-Jun quarter and the management commentary post that. While the markets expect weak numbers, given the extent of the lockdown, it’s possible that the numbers broadly may negatively surprise. We see economic activity normalising by end of July, with the key risk being the higher level of infections continuing in containment zones. After a very weak first quarter and a likely subdued July to September quarter, we expect growth to possibly come back around the festive season in the third quarter. The policy measures and more importantly, the rate transmission would have permeated the broader economy by then.

Businesses at the same time are relooking and rethinking on their cost structures, their business model, market access, technology spends, and broadly trying to get their business model more variable. Additionally, many are also looking beyond survival and looking at now possible consolidation in the post COVID-19 world. We had seen the same outcomes in demonetisation where the initial worries on overall economy and banking in particular were very high and once the dust settled, most of the companies that as of April 30, 2020, we are invested in saw market share gains. In this crisis, the additional tail wind is commodity prices that can help mitigate the earnings risk. Broadly put, at current oil prices, the benefit to the Indian economy on just oil prices is $45-50 bn annually if the oil prices remain in the 30s. It’s good to remind everyone that the general tax rate was cut meaningfully last September and the current year will be the first full year of the new tax rate. We have seen renewed focus on further policy reforms around the theme of “ease of doing business” with an attempt to get Indian manufacturing into global supply chains. Additionally, many measures have been taken to optimise the agricultural sector which employs almost half of India’s work force but remains sub optimal with a contribution of just in mid-teens to the overall GDP. A crisis is being put to work to push through much needed reforms in land and labour along with the agricultural sector.

In this current turmoil, another very interesting observation is the large secondary and primary market transactions across varied sectors. We have seen several multi-billion-dollar deals and offerings in some names and at variance to the market conditions, these were very well accepted by the markets. It just highlights that long-term investors continue to be constructive on the Indian economy and are willing to take even larger exposures in well run businesses. In this uncertain time when the debate of continued rise in overall level of COVID-19 cases on one side and the restart of the economy on the other side, the markets will remain volatile and any news will have an exaggerated impact, and these volatile times will provide opportunities to add exposure.

Mr. Nitin Tejpal Jain

Fund Manager

Kotak Mahindra Asset Management (Singapore) Pte Ltd.

The views above are based on publicly available data, Kotak Group internal estimates and are based on the views of the research team at Kotak group.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Kotak Mahindra Asset Management

23	| April 30, 2020

ALPS | Kotak India Growth Fund

Management Commentary	April 30, 2020 (Unaudited)

(Singapore) Pte Ltd., nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

24	| April 30, 2020

ALPS | Kotak India Growth Fund

Performance Update	April 30, 2020 (Unaudited)

Performance of $10, 000 Initial Investment (as of April 30, 2020)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2020)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-21.09%	-20.24%	-6.02%	0.80%	3.57%	2.76%	1.40%
Class A (NAV)	-21.06%	-20.27%	-6.08%	0.76%	3.55%	2.70%	1.40%
Class A (MOP)	-25.43%	-24.66%	-7.83%	-0.37%	2.91%
Class C (NAV)	-21.40%	-20.88%	-6.73%	0.08%	2.85%	3.37%	2.00%
Class C (CDSC)	-22.18%	-21.66%	-6.73%	0.08%	2.85%
Class I	-20.97%	-20.02%	-5.76%	1.08%	3.89%	2.33%	1.00%
Class II	-20.89%	-19.94%	-5.73%	1.10%	3.90%	2.33%	0.75%
Nifty 500 Index[1]	-21.43%	-22.36%	-5.05%	0.45%	2.04%
Morningstar India Index[2]	-19.93%	-20.11%	-3.67%	1.38%	2.26%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

25	| April 30, 2020

ALPS | Kotak India Growth Fund

Performance Update	April 30, 2020 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares. Performance shown for Class II shares prior to December 19, 2019 reflects the historical performance of the Fund’s Class I shares, calculated using the fees and expenses of Class II shares.

[1]	Nifty 500 Index (formerly the CNX 500 Index) - India's first broad based benchmark of the Indian capital market. The Nifty 500 companies are disaggregated into 72 industry indices. Industry weightages in the index reflect the industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	Morningstar India NR Index: measures the performance of India's equity markets targeting the top 97% of stocks by market capitalization.
^	Fund Inception date of February 14, 2011 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A; Fund Inception date of December 19, 2019 for Class II.
*	What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2021. Please see the prospectus dated February 28, 2020 for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets) †

HDFC Bank, Ltd.	7.16%
Reliance Industries, Ltd.	5.86%
ICICI Bank, Ltd.	4.88%
Housing Development Finance Corp., Ltd.	4.33%
Infosys, Ltd.	3.21%
Tata Consultancy Services, Ltd.	3.13%
Axis Bank, Ltd.	2.88%
Aavas Financiers, Ltd.	2.69%
Bharti Airtel, Ltd.	2.65%
Britannia Industries, Ltd.	2.33%
Top Ten Holdings	39.12%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

26	| April 30, 2020

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	April 30, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (91.87%)
Communication Services (2.65%)
Wireless Telecommunication Services (2.65%)
Bharti Airtel, Ltd.(a)	512,203	$3,488,167

TOTAL COMMUNICATION SERVICES		3,488,167

Consumer Discretionary (10.37%)
Auto Components (1.66%)
Motherson Sumi Systems, Ltd.	524,184	604,013
MRF, Ltd.	1,965	1,581,170
		2,185,183

Automobiles (2.97%)
Hero MotoCorp, Ltd.	23,977	683,906
Maruti Suzuki India, Ltd.	28,873	2,049,742
TVS Motor Co., Ltd.	272,418	1,170,187
		3,903,835

Hotels, Restaurants & Leisure (1.32%)
Jubilant Foodworks, Ltd.	80,810	1,733,594

Household Durables (1.30%)
Crompton Greaves Consumer Electricals, Ltd.	581,162	1,707,791

Textiles, Apparel & Luxury Goods (3.12%)
Page Industries, Ltd.	8,470	2,040,805
Titan Co., Ltd.	161,401	2,064,058
		4,104,863
TOTAL CONSUMER DISCRETIONARY		13,635,266

Consumer Staples (4.83%)
Beverages (1.03%)
United Breweries, Ltd.	109,054	1,359,002

Food Products (2.33%)
Britannia Industries, Ltd.	73,195	3,063,033

Personal Products (1.47%)
Dabur India, Ltd.	298,398	1,930,424
TOTAL CONSUMER STAPLES		6,352,459

Energy (9.27%)
Oil, Gas & Consumable Fuels (9.27%)
Bharat Petroleum Corp., Ltd.	497,602	2,434,428
Petronet LNG, Ltd.	633,430	2,040,677
Reliance Industries, Ltd.	396,738	7,713,783
		12,188,888
TOTAL ENERGY		12,188,888
	Shares	Value (Note 2)
Financials (33.04%)
Banks (17.92%)
AU Small Finance Bank, Ltd.(b)(c)	312,697	$2,242,334
Axis Bank, Ltd.	648,313	3,787,739
HDFC Bank, Ltd., ADR	116,390	5,045,507
HDFC Bank, Ltd.	332,657	4,368,369
ICICI Bank, Ltd., Sponsored ADR	239,724	2,339,706
ICICI Bank, Ltd.	814,034	4,083,875
State Bank of India(a)	682,496	1,707,984
		23,575,514

Capital Markets (0.74%)
Nippon Life India Asset Management, Ltd.(b)(c)	298,641	966,525

Consumer Finance (3.78%)
Bajaj Finance, Ltd.	93,285	2,852,255
SBI Cards & Payment Services, Ltd.(a)	264,860	2,113,202
		4,965,457

Insurance (3.59%)
ICICI Lombard General Insurance Co., Ltd.(b)(c)	113,976	1,948,337
ICICI Prudential Life Insurance Co., Ltd.(b)(c)	430,111	2,345,378
SBI Life Insurance Co., Ltd.(b)(c)	44,799	430,623
		4,724,338

Thrifts & Mortgage Finance (7.01%)
Aavas Financiers, Ltd.(a)	225,591	3,531,876
Housing Development Finance Corp., Ltd.	225,076	5,693,253
		9,225,129
TOTAL FINANCIALS		43,456,963

Health Care (4.82%)
Health Care Providers & Services (0.06%)
Apollo Hospitals Enterprise, Ltd.	4,064	74,788

Pharmaceuticals (4.76%)
Aurobindo Pharma, Ltd.	330,316	2,701,664
Cadila Healthcare, Ltd.	460,035	1,974,477
Cipla, Ltd.	203,879	1,586,713
		6,262,854
TOTAL HEALTH CARE		6,337,642

Industrials (9.02%)
Air Freight & Logistics (0.56%)
Mahindra Logistics, Ltd.(b)(c)	214,062	736,842
27	| April 30, 2020

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	April 30, 2020 (Unaudited)

	Shares	Value (Note 2)
Building Products (2.38%)
Astral Poly Technik, Ltd.	111,779	$1,391,721
Kajaria Ceramics, Ltd.	350,734	1,743,315
		3,135,036

Construction & Engineering (3.04%)
Ashoka Buildcon, Ltd.(a)	833,112	705,176
Kalpataru Power Transmission, Ltd.	300,139	910,962
Larsen & Toubro, Ltd.	201,435	2,388,646
		4,004,784

Electrical Equipment (1.46%)
V-Guard Industries, Ltd.	824,107	1,919,830

Machinery (1.40%)
Cummins India, Ltd.	133,572	667,669
Timken India, Ltd.	98,419	1,168,105
		1,835,774

Trading Companies & Distributors (0.18%)
IndiaMart InterMesh, Ltd.(b)(c)	7,998	236,467
TOTAL INDUSTRIALS		11,868,733

Information Technology (7.61%)
IT Services (7.61%)
Infosys, Ltd.	451,206	4,217,482
Tata Consultancy Services, Ltd.	155,503	4,116,529
Tech Mahindra, Ltd.	233,592	1,680,014
		10,014,025
TOTAL INFORMATION TECHNOLOGY		10,014,025

Materials (8.45%)
Chemicals (3.81%)
Kansai Nerolac Paints, Ltd.	312,263	1,714,018
SRF, Ltd.	44,033	2,163,243
Supreme Industries, Ltd.	79,236	1,141,074
		5,018,335

Construction Materials (4.64%)
JK Cement, Ltd.	109,062	1,619,163
Ramco Cements, Ltd.	338,103	2,469,386
Shree Cement, Ltd.	7,711	2,013,288
		6,101,837
TOTAL MATERIALS		11,120,172

Real Estate (1.18%)
Real Estate Management & Development (1.18%)
Brigade Enterprises, Ltd.	641,375	1,008,034
	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Mahindra Lifespace Developers, Ltd.	218,855	$536,980
		1,545,014
TOTAL REAL ESTATE		1,545,014

Utilities (0.63%)
Gas Utilities (0.63%)
Gujarat Gas, Ltd.	242,287	830,455
TOTAL UTILITIES		830,455

TOTAL COMMON STOCKS
(Cost $143,509,731)		120,837,784

TOTAL INVESTMENTS (91.87%)
(Cost $143,509,731)		$120,837,784

Other Assets In Excess Of Liabilities (8.13%)		10,691,836

NET ASSETS (100.00%)		$131,529,620

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2020, the aggregate market value of those securities was $8,906,506, representing 6.77% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2020 the aggregate market value of those securities was $8,906,506 representing 6.77% of net assets.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

28	| April 30, 2020

ALPS | Kotak India Growth Fund

Consolidated Statement of Assets and Liabilities	April 30, 2020 (Unaudited)

ASSETS
Investments, at value	$120,837,784
Cash	5,813,066
Foreign currency, at value (Cost $4,525,644)	4,276,241
Receivable for investments sold	1,081,498
Receivable for shares sold	20,121
Dividends receivable	26,701
Prepaid expenses and other assets	37,555
Total Assets	132,092,966
LIABILITIES
Payable for investments purchased	396,324
Payable for shares redeemed	1,310
Payable for foreign capital gains tax	57,676
Investment advisory fees payable	30,350
Administration and transfer agency fees payable	65,868
Distribution and services fees payable	2,808
Trustees' fees and expenses payable	1,892
Professional fees payable	7,081
Accrued expenses and other liabilities	37
Total Liabilities	563,346
NET ASSETS	$131,529,620
NET ASSETS CONSIST OF
Paid-in capital	$173,793,882
Total distributable earnings	(42,264,262)
NET ASSETS	$131,529,620
INVESTMENTS, AT COST	$143,509,731
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.14
Net Assets	$2,656,043
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	261,909
Class A:
Net Asset Value, offering and redemption price per share	$10.12
Net Assets	$56,330
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,565
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$10.71
Class C:
Net Asset Value, offering and redemption price per share(a)	$9.44
Net Assets	$1,605,549
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	170,005
Class I:
Net Asset Value, offering and redemption price per share	$10.48
Net Assets	$18,014,761
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,718,868
Class II:
Net Asset Value, offering and redemption price per share	$10.49
Net Assets	$109,196,937
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	10,405,718

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

29	| April 30, 2020

ALPS | Kotak India Growth Fund

Consolidated Statement of Operations	For the Six Months Ended April 30, 2020 (Unaudited)

INVESTMENT INCOME
Dividends	$410,366
Foreign taxes withheld on dividends	(8,423)
Total Investment Income	401,943

EXPENSES
Investment advisory fees	315,285
Administrative fees	106,756
Transfer agency fees	1,389
Distribution and service fees
Investor Class	6,087
Class A	101
Class C	9,803
Professional fees	25,571
Reports to shareholders and printing fees	5,220
State registration fees	38,694
Insurance fees	501
Custody fees	42,116
Trustees' fees and expenses	2,662
Repayment of previously waived fees
Investor Class	24
Class I	151
Miscellaneous expenses	18,432
Total Expenses	572,792
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(7,540)
Class A	(160)
Class C	(3,729)
Class I	(36,882)
Class II(a)	(112,634)
Net Expenses	411,847
Net Investment Loss	(9,904)
Net realized loss on investments	(18,894,950)
Net realized gain on foreign currency transactions	4,839
Net Realized Loss	(18,890,111)
Net change in unrealized depreciation on investments	(26,563,101)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(247,817)
Net change in unrealized foreign capital gains tax	138,048
Net Change in Unrealized Depreciation	(26,672,870)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(45,562,981)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(45,572,885)

(a)	Class II commenced operations on December 19, 2019.

See Notes to Financial Statements.

30	| April 30, 2020

ALPS | Kotak India Growth Fund

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
OPERATIONS
Net investment loss	$(9,904)	$(141,961)
Net realized gain/(loss)	(18,890,111)	340,712
Net change in unrealized appreciation/(depreciation)	(26,672,870)	3,450,476
Net Increase/(Decrease) in Net Assets Resulting from Operations	(45,572,885)	3,649,227

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(59,531)	(389,048)
Class A	(1,250)	(573)
Class C	(30,127)	(144,449)
Class I	(272,204)	(895,310)
Net Decrease in Net Assets from Distributions	(363,112)	(1,429,380)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	184,364	1,146,850
Class A	–	84,832
Class C	5,047	76,000
Class I	5,028,130	10,742,843
Class II(a)	175,000,000	–
Dividends reinvested
Investor Class	46,092	326,938
Class A	1,120	573
Class C	29,759	142,713
Class I	237,513	720,664
Shares redeemed, net of redemption fees
Investor Class	(1,317,060)	(3,191,009)
Class A	(21,865)	–
Class C	(147,976)	(253,018)
Class I	(5,463,217)	(4,733,511)
Class II(a)	(25,000,000)	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	148,581,907	5,063,875

Net increase in net assets	102,645,910	7,283,722

NET ASSETS
Beginning of period	28,883,710	21,599,988
End of period	$131,529,620	$28,883,710

(a)	Class II commenced operations on December 19, 2019.

See Notes to Financial Statements.

31	| April 30, 2020

ALPS | Kotak India Growth Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period(b)	$13.02		$11.73	$14.53	$12.32	$12.57	$13.20
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.05)		(0.10)	(0.13)	(0.10)	(0.09)	(0.14)
Net realized and unrealized gain/(loss)	(2.66)		2.19	(2.26)	2.45	1.45	0.06
Total from investment operations	(2.71)		2.09	(2.39)	2.35	1.36	(0.08)
DISTRIBUTIONS:
From net investment income	–		–	–	–	–	(0.17)
From net realized gains	(0.17)		(0.80)	(0.41)	(0.14)	(1.61)	(0.38)
Total distributions	(0.17)		(0.80)	(0.41)	(0.14)	(1.61)	(0.55)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)
Net increase/(decrease) in net asset value	(2.88)		1.29	(2.80)	2.21	(0.25)	(0.63)
Net asset value, end of period	$10.14		$13.02	$11.73	$14.53	$12.32	$12.57
TOTAL RETURN(e)	(21.09)%		18.58%	(16.91)%	19.45%	13.31%	(0.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,656		$4,604	$5,821	$9,538	$5,772	$5,906
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.85	%(f)	3.27%	2.80%	2.95%	3.83%	3.51%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.45	%(f)(g)	1.91%	1.93%	1.90%	1.90%	1.96%
Ratio of net investment loss to average net assets	(0.84	)%(f)	(0.79)%	(0.91)%	(0.74)%	(0.86)%	(1.03)%
Portfolio turnover rate(h)	53%		56%	24%	30%	23%	58%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

32	| April 30, 2020

ALPS | Kotak India Growth Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period(a)	$12.99		$11.72	$13.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.05)		(0.06)	(0.04)
Net realized and unrealized gain/(loss)	(2.65)		2.13	(2.14)
Total from investment operations	(2.70)		2.07	(2.18)

DISTRIBUTIONS:
From net realized gains	(0.17)		(0.80)	–
Total distributions	(0.17)		(0.80)	–

Net increase/(decrease) in net asset value	(2.87)		1.27	(2.18)
Net asset value, end of period	$10.12		$12.99	$11.72
TOTAL RETURN(c)	(21.06)%		18.41%	(15.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$56		$96	$8
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.74	%(d)	3.24%	3.16	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.36	%(d)(e)	1.94%	2.00	%(d)
Ratio of net investment loss to average net assets	(0.78	)%(d)	(0.52)%	(0.79	)%(d)
Portfolio turnover rate(f)	53%		56%	24%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

33	| April 30, 2020

ALPS | Kotak India Growth Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period(a)	$12.18		$11.10	$13.87	$11.85	$12.23	$12.88
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.08)		(0.17)	(0.21)	(0.18)	(0.16)	(0.21)
Net realized and unrealized gain/(loss)	(2.49)		2.05	(2.15)	2.34	1.39	0.05
Total from investment operations	(2.57)		1.88	(2.36)	2.16	1.23	(0.16)
DISTRIBUTIONS:
From net investment income	–		–	–	–	–	(0.11)
From net realized gains	(0.17)		(0.80)	(0.41)	(0.14)	(1.61)	(0.38)
Total distributions	(0.17)		(0.80)	(0.41)	(0.14)	(1.61)	(0.49)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		0.00 (c)	–	–	0.00 (c)	–
Net increase/(decrease) in net asset value	(2.74)		1.08	(2.77)	2.02	(0.38)	(0.65)
Net asset value, end of period	$9.44		$12.18	$11.10	$13.87	$11.85	$12.23
TOTAL RETURN(d)	(21.40)%		17.69%	(17.52)%	18.60%	12.51%	(1.34)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,606		$2,195	$2,024	$2,140	$1,925	$1,965
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.50	%(e)	3.97%	3.51%	3.69%	4.54%	4.11%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.11	%(e)(f)	2.60%	2.60%	2.60%	2.60%	2.60%
Ratio of net investment loss to average net assets	(1.49	)%(e)	(1.47)%	(1.57)%	(1.48)%	(1.56)%	(1.67)%
Portfolio turnover rate(g)	53%		56%	24%	30%	23%	58%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

34	| April 30, 2020

ALPS | Kotak India Growth Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period(a)	$13.43		$12.05	$14.87	$12.58	$12.76	$13.29
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)		(0.05)	(0.08)	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain/(loss)	(2.75)		2.23	(2.33)	2.48	1.49	0.06
Total from investment operations	(2.78)		2.18	(2.41)	2.42	1.43	(0.03)
DISTRIBUTIONS:
From net investment income	–		–	–	–	–	(0.13)
From net realized gains	(0.17)		(0.80)	(0.41)	(0.14)	(1.61)	(0.38)
Total distributions	(0.17)		(0.80)	(0.41)	(0.14)	(1.61)	(0.51)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	–	0.00 (c)	0.01	0.00 (c)	0.01
Net increase/(decrease) in net asset value	(2.95)		1.38	(2.82)	2.29	(0.18)	(0.53)
Net asset value, end of period	$10.48		$13.43	$12.05	$14.87	$12.58	$12.76
TOTAL RETURN(d)	(20.97)%		18.85%	(16.66)%	19.68%	13.70%	(0.23)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$18,015		$21,989	$13,746	$19,891	$9,772	$8,567
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.50	%(e)	2.93%	2.48%	2.65%	3.54%	3.10%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.12	%(e)(f)	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss to average net assets	(0.52	)%(e)	(0.39)%	(0.57)%	(0.45)%	(0.56)%	(0.67)%
Portfolio turnover rate(g)	53%		56%	24%	30%	23%	58%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

35	| April 30, 2020

ALPS | Kotak India Growth Fund – Class II

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period December 19, 2019 (Commencement of Operations) to April 30, 2020
Net asset value, beginning of period(a)	$13.50

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.01
Net realized and unrealized loss	(3.02)
Total from investment operations	(3.01)

Net (decrease) in net asset value	(3.01)
Net asset value, end of period	$10.49
TOTAL RETURN(c)	(22.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$109,197
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.08	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75	%(d)
Ratio of net investment income to average net assets	0.21	%(d)
Portfolio turnover rate(e)	53%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

36	| April 30, 2020

ALPS | Smith Funds

Management Commentary	April 30, 2020 (Unaudited)

Dear Shareholder,

Performance Commentary as of 04/30/2020

Total Return

The ALPS l Smith Total Return Bond Fund I Share underperformed the Bloomberg Barclays U.S. Aggregate Index by 163 bps in the six-months ended April 30, 2020, and outperformed by 53 bps since the inception of the Fund on June 29, 2018. The outperformance since inception was achieved by focusing on active portfolio positioning, duration management, security selection, and bottom-up fundamental credit analysis. Recent underperformance has been a result of the substantial revaluation in risk assets.

Short Duration

The ALPS l Smith Short Duration Bond Fund I Share outperformed the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index by 16bps in the six-months ended April 30, 2020, and by 29 bps since the inception of the Fund on June 29, 2018. During the six-months ended April 30, 2020, the allocation to corporate and securitized assets allowed the Fund to out-yield the index. The Fund maintained its' focus on capital preservation as both U.S. Treasury interest rates and credit spreads marked extreme volatility due to multiple fear and risk-off moves followed by a return to risk.

Portfolio Positioning

In the short-term, we remain nimble regarding the Funds’ positioning in U.S. Treasuries as very low absolute yield levels, uncertain economic prospects, and the wildcard of the derivative impacts of the Federal Reserve’s new policies and facilities on the market are leading to unprecedented levels of volatility. We are also focused on the shape of the curve as the front-end is extremely flat but concerns about inflation due to Government Debt levels may be gathering and will eventually impact longer duration Treasuries.

Our corporate credit allocation increased from both a weighting and a duration standpoint in both Funds. This was focused during the latter part of March as volatility and global economic recession fears triggered substantial credit spread widening allowing for opportunities to invest in high-quality corporate paper at credit spreads not seen since the Great Finance Crises, if ever. As a part of this, we focused on increasing the credit quality, reducing the economic cyclicality, and increasing the trading liquidity profile of our credit exposure. We remain dedicated to finding risk-adjusted return profiles from specific bonds within individual companies who are focused on reducing leverage and debtholder friendly activity. We continue to see a large divergence in management team behavior and views amid the rapidly changing market and economic environment, surrounding the use of debt and what is a conservative capital allocation policy. However, we feel this volatility will bring Corporate Manager’s focus back to the quality of their balance sheets, leading to a renewed focus on deleveraging and other debtholder friendly activities as a way to potentially increase value for equity holders as well. The Federal Reserve’s support of credit markets is another tailwind for this positioning.

Within the securitized allocation in the Funds, we continue to allocate money to agency-mortgage-backed collateralized mortgage obligations (CMOs). We find that select CMOs provide better convexity, exhibit less change in duration given changes in interest rates and prepayment speeds, and provide higher option-adjusted spreads and yield. In this current climate of uncertainty, mortgage prepayment and default assumptions are very uncertain, thus we focus on selecting securities that perform well through a wide band of underlying assumptions rather than a specific directional view.

Commentary:

The semi-annual period was marked by two completely different markets, beginning with a period of sustained, aggressive rallying for risk assets from November 2019 through the end of February and concluding with COVID-19 bringing global closures and now a global recession. The first half saw very low volatility with what was noted as a “supportive Federal Reserve” and the fading of many uncertainties plaguing 2019 including Trade, a recovery that was nearing exhaustion and global noise. The economic environment still looked resilient and the U.S. was in a position of strength globally. Domestic credit was the beneficiary of foreign flows as the U.S. was in a stronger position from a growth standpoint than other developed markets. U.S. companies had the advantage of still historically low rates and could refinance at attractive levels. The decline in volatility was a boon to mortgage securities as that in combination with a slower period of seasonal refinancing activity helped spreads reverse course from their widening in the previous period. Additionally, continued overseas flows into the U.S. fixed income market and the lower yield environment post the large rally in U.S. Treasuries in 3Q 2019 led to a large demand for most spread assets helping both securitized and credit spreads tighten. The Fund was able to benefit from this as the longer duration position in CMOs and overweight in credit added to the performance of the Fund.

The second half of the period has been marked by the COVID-19 Pandemic, extreme volatility, risk-off in markets, global recession and unprecedented economic uncertainty, a rotation to safe-haven assets, and what we are calling “The Great Reset.” It has not been enough to have a once in a lifetime global pandemic shutting the global economy; the markets faced a global oil price war at the same time. Due to the combination of COVID-19 and its impact on global economies and the repricing of oil, we have witnessed a dramatic and sharp repricing of risk assets. As of March, the Federal Reserve cut the Fed Funds Rates to a range of 0.00%-0.25% over two emergency meetings, restarted Quantitative Easing (QE) and brought $2.3 trillion of loans to the markets through an alphabet soup of programs implemented to calm the market, assist households, support credit market liquidity, aid small and mid-sized businesses as well as state and local governments during the COVID-19 pandemic. Chairman Powell clearly stated that the Fed will do everything in their power to support those that are most vulnerable. Congress has also passed three phases of emergency stimulus, pumping over $2 trillion into the economy. The largest economic relief package in the history of the U.S. will support direct payments to Americans, provide additional support for social safety programs, targeted industry relief, provide spending for additional medical support, and expand loans to small businesses.

Throughout the second half of this semi-annual period, U.S. Treasury interest rates saw the 2-yr yield collapse to ~20 bps, nearly aligned with the upper bound of the Fed Funds Rate. The 10-yr

37	| April 30, 2020

ALPS | Smith Funds

Management Commentary	April 30, 2020 (Unaudited)

yield fell ~140 bps throughout the period while the 30-yr yield fell ~143 bps before the Fed stabilized the market. The Fed’s newly announced programs also stabilized credit markets: stemming outflows from fixed income exchange-traded funds (ETFs) as the Primary and Secondary Credit facilities established by the Fed were targeted to maintain liquidity and availability of credit to domestic issuers. Additionally, the Fed intervened in the securitized markets with direct QE purchases of Agency guaranteed Residential Mortgage-Backed Securities (RMBS) and Commercial Mortgage-Backed Securities (CMBS) as well as bringing the Term Asset-Backed Securities Loan (TALF) program back to life to spur investment in high-quality traditional segments of the Asset-Backed Security (ABS) market.

This intervention from the Federal Reserve helped stabilize fixed income markets globally as investors were able to look beyond contagion and quarantine fears. Risk assets staged a sharp recovery after the plunge in early March, but valuations remain much less expensive as opposed to where markets were trading the first two months of the year. For the first two months of the year, the fund saw a benefit from its long U.S. Treasury allocation, longer duration positioning in mortgages via CMOs, and overweight positioning in credit. However, March was a different story. The Fund’s short-term performance was hurt by an underweight in duration as risk-free assets rallied tremendously on the back of global contagion and economic fears and the resulting Central Bank support actions. Credit underwent significant weakness with macroeconomic uncertainty and despite the recovery in risk assets the last two weeks of the month, credit still exhibited significant underperformance vs. U.S. Treasuries, hurting the relative performance of the fund.

The unprecedented volatility, market and economic uncertainty, reopening efforts and eventual recovery force us into daily reevaluation and reconsideration of the outcomes. We continue to go back to our fundamentals, relying on our investment process which starts with bottom up analysis. Our two core tenets – risk adjusted returns and preservation of capital – have taken on an even more important meaning during this time. We thank you for the confidence you have placed with us as shareholders of the Funds and we look forward to continuing to serve you and to meet your fixed income needs.

Sincerely,

R. Gibson Smith	Eric C. Bernum, CFA
Portfolio Manager	Portfolio Manager

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Smith Capital Investors, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

Gibson Smith is a registered representative of ALPS Distributors, Inc.

Eric Bernum is a registered representative of ALPS Distributors, Inc.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

38	| April 30, 2020

ALPS | Smith Short Duration Bond Fund

Performance Update	April 30, 2020 (Unaudited)

Performance of $100,000 Initial Investment (as of April 30, 2020)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2020)

	6 Month	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class I	2.74%	5.19%	4.61%	0.82%	0.49%
Investor (NAV)	2.60%	4.90%	4.30%	1.13%	0.79%
Class A (NAV)	2.60%	4.90%	4.27%	1.14%	0.79%
Class A (MOP)	-3.08%	-0.88%	1.12%
Class C (NAV)	2.24%	4.16%	3.55%	1.83%	1.49%
Class C (CDSC)	1.24%	3.16%	3.55%
Bloomberg Barclays U.S. Government/Credit Bond Index¹	5.36%	12.21%	9.28%
Bloomberg Barclays 1-3 Year Government/Credit Bond Index²	2.58%	4.95%	4.32%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

39	| April 30, 2020

ALPS | Smith Short Duration Bond Fund

Performance Update	April 30, 2020 (Unaudited)

[1]	The Bloomberg Barclays US Government/Credit Index: composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody's Investors Service or BBB by Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs) are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Bloomberg Barclays 1-3 Yr US Gov/Credit TR Index Unhedged: an index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of June 29, 2018.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2021. Please see the prospectus dated February 28, 2020 for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bond	72.64%
Government Bond	14.30%
Collateralized Mortgage Obligations	5.48%
Mortgage-Backed Securities	5.48%
Commercial Mortgage-Backed Securities	1.39%
Cash, Cash Equivalents, & Other Net Assets	0.71%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Note 0.375% 03/31/2022	5.37%
U.S. Treasury Note 1.375% 02/15/2023	3.84%
Fannie Mae Pool 2.71% 12/01/2023	2.94%
U.S. Treasury Note 1.125% 02/28/2022	2.23%
Microchip Technology, Inc. 3.922% 06/01/2021	1.83%
Edison International 4.95% 04/15/2025	1.78%
Goldman Sachs Group, Inc. 3.5% 04/01/2025	1.77%
State Street Corp. 1D US SOFR + 2.69% 03/30/2023	1.68%
JPMorgan Chase & Co. 1D US SOFR + 1.85% 04/22/2026	1.66%
VF Corp. 2.05% 04/23/2022	1.65%
Top Ten Holdings	24.75%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.
Industry Sector Allocation (as a % of Net Assets)

Sovereign	14.30%
Mortgage Securities	12.35%
Financial Services	11.92%
Banks	10.09%
Utilities	5.57%
Pharmaceuticals	3.82%
Chemicals	3.55%
Diversified Banks	3.38%
Aerospace & Defense	3.30%
Food & Beverage	3.21%
Health Care Facilities & Services	2.55%
Refining & Marketing	2.53%
Consumer Finance	2.34%
Pipeline	2.27%
Semiconductors	2.26%
Automobiles Manufacturing	2.07%
Apparel & Textile Products	1.65%
Airlines	1.63%
Cable & Satellite	1.60%
Integrated Oils	1.48%
Department Stores	1.40%
Electrical Equipment Manufacturing	1.12%
Wireless Telecommunications Services	1.01%
Retail - Consumer Discretionary	0.89%
Biotechnology	0.87%
Hardware	0.87%
Entertainment Content	0.42%
Medical Equipment & Devices Manufacturing	0.36%
Consumer Products	0.26%
Entertainment Resources	0.17%
Transportation & Logistics	0.05%
Cash Equivalents & Other Net Assets	0.71%
Total	100.00%
40	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Performance Update	April 30, 2020 (Unaudited)

Performance of $100,000 Initial Investment (as of April 30, 2020)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2020)

	6 Month+	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class I	3.23%	9.02%	8.96%	0.76%	0.67%
Investor (NAV)	3.17%	8.71%	8.66%	1.08%	0.97%
Class A (NAV)	3.17%	8.71%	8.69%	1.07%	0.97%
Class A (MOP)	-2.51%	2.75%	5.40%
Class C (NAV)	2.82%	7.94%	7.92%	1.79%	1.67%
Class C (CDSC)	1.82%	6.94%	7.92%
Bloomberg Barclays US Aggregate Bond Index[1]	4.86%	10.84%	8.43%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

41	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Performance Update	April 30, 2020 (Unaudited)

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated,fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of June 29, 2018.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2021. Please see the prospectus dated February 28, 2020 for additional information.
+	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any. Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bond	55.83%
Government Bond	29.25%
Collateralized Mortgage Obligations	9.05%
Mortgage-Backed Securities	2.49%
Preferred Stock	1.40%
Commercial Mortgage-Backed Securities	1.25%
Cash, Cash Equivalents, & Other Net Assets	0.73%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.
Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Bond 2% 02/15/2050	4.37%
U.S. Treasury Note 0.5% 03/31/2025	2.87%
U.S. Treasury Note 1.5% 02/15/2030	2.77%
U.S. Treasury Note 1.75% 12/31/2024	2.71%
U.S. Treasury Note 1.125% 02/28/2025	2.64%
U.S. Treasury Bond 2.375% 11/15/2049	1.97%
U.S. Treasury Note 2.125% 02/29/2024	1.94%
U.S. Treasury Note 1.625% 10/31/2023	1.94%
U.S. Treasury Note 0.375% 03/31/2022	1.87%
U.S. Treasury Note 0.5% 03/15/2023	1.67%
Top Ten Holdings	24.75%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.
42	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Performance Update	April 30, 2020 (Unaudited)

Industry Sector Allocation (as a % of Net Assets)
Sovereign	29.25%
Mortgage Securities	12.79%
Financial Services	6.22%
Banks	5.79%
Diversified Banks	3.68%
Utilities	3.46%
Aerospace & Defense	3.10%
Health Care Facilities & Services	2.87%
Pharmaceuticals	2.69%
Wireless Telecommunications Services	2.60%
Consumer Finance	2.21%
Food & Beverage	2.12%
Pipeline	2.08%
Cable & Satellite	1.61%
Semiconductors	1.58%
Refining & Marketing	1.38%
Chemicals	1.12%
Financials	1.11%
Automobiles Manufacturing	1.10%
Consumer Products	1.08%
Electrical Equipment Manufacturing	0.88%
Department Stores	0.82%
Medical Equipment & Devices Manufacturing	0.77%
Integrated Oils	0.75%
Retail - Consumer Discretionary	0.74%
Biotechnology	0.71%
Software & Services	0.67%
Apparel & Textile Products	0.64%
Airlines	0.63%
Forest & Paper Products Manufacturing	0.63%
Exploration & Production	0.61%
Mass Merchants	0.58%
Hardware	0.47%
Consumer Services	0.33%
Property & Casualty Insurance	0.33%
Wireline Telecommunications Services	0.33%
Supermarkets & Pharmacies	0.32%
Communications	0.29%
Transportation & Logistics	0.19%
Restaurants	0.18%
Commercial Finance	0.17%
Machinery Manufacturing	0.16%
Waste & Environment Services & Equipment	0.16%
Retail - Consumer Staples	0.04%
Entertainment Content	0.03%
Cash Equivalents & Other Net Assets	0.73%
Total	100.00%
43	| April 30, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (5.48%)
Fannie Mae
Series 1992-180, Class F,
1M US L + 1.15%, 10/25/2022(a)	$12,905	$12,889
Series 1992-49, Class L,
7.000%, 04/25/2022	39,446	41,019
Series 1992-52, Class FD,
1M US L + 0.02%, 09/25/2022(a)	12,777	12,662
Series 1992-62, Class FA,
1M US L + 0.90%, 10/25/2022(a)	51,685	51,593
Series 1992-73, Class FC,
1M US L + 0.75%, 05/25/2022(a)	2,252	2,243
Series 1992-8, Class FA,
1M US L + 0.83%, 01/25/2022(a)	11,147	11,127
Series 1992-89, Class FB,
1M US L + 0.50%, 06/25/2022(a)	1,835	1,824
Series 1992-91, Class F,
1M US L + 0.50%, 05/25/2022(a)	4,062	4,049
Series 1993-184, Class M,
–%, 09/25/2023(b)	19,446	19,111
Series 1993-189, Class FB,
10Y US TI + -0.65%,
10/25/2023(a)	11,039	10,831
Series 1993-230, Class FA,
1M US L + 0.60%, 12/25/2023(a)	53,378	52,913
Series 1993-255, Class E,
7.100%, 12/25/2023	77,863	84,105
Series 1993-27, Class FC,
1M US L + 0.90%, 08/25/2023(a)	5,735	5,715
Series 1993-31, Class PN,
7.000%, 09/25/2023	163,213	175,484
Series 1993-97, Class FA,
1M US L + 1.25%, 05/25/2023(a)	11,532	11,407
Series 1994-18, Class FA,
1M US L + 0.60%, 02/25/2024(a)	20,196	20,014
Series 1994-22, Class F,
1M US L + 1.20%, 01/25/2024(a)	125,676	126,750
Series 1994-3, Class FB,
1M US L + 0.65%, 01/25/2024(a)	23,536	23,341
Series 1994-3, Class FA,
1M US L + 0.65%, 03/25/2024(a)	9,639	9,572
Series 1994-61, Class E,
7.500%, 04/25/2024	69,195	74,724
Series 1994-75, Class K,
7.000%, 04/25/2024	39,007	42,471
Series 1994-77, Class FB,
1M US L + 1.50%, 04/25/2024(a)	75,812	76,030
Series 1997-12, Class FA,
1M US L + 1.00%, 04/18/2027(a)	39,870	39,616
Series 1997-49, Class F,
1M US L + 0.50%, 06/17/2027(a)	53,719	52,849
Series 2003-39, Class PG,
5.500%, 05/25/2023	63,820	66,660
Series 2003-49, Class YC,
4.000%, 06/25/2023	36,626	37,805
	Principal Amount	Value (Note 2)
Series 2004-53, Class NC,
5.500%, 07/25/2024	$26,230	$27,691
Series 2004-95, Class AK,
5.500%, 01/25/2025	33,961	36,216
Series 2005-121, Class DY,
5.500%, 01/25/2026	33,323	35,785
Series 2006-22, Class CE,
4.500%, 08/25/2023	20,184	21,084
Series 2009-90, Class BD,
3.500%, 11/25/2024	9,374	9,377
Series 2010-112, Class GA,
2.000%, 06/25/2021	85	85
Series 2010-145, Class MA,
2.000%, 12/25/2020	1,245	1,248
Series 2010-87, Class HB,
3.000%, 03/25/2025	1,328	1,327
Series 2011-104, Class DA,
2.000%, 10/25/2021	22,050	22,094
Series 2011-40, Class KA,
3.500%, 03/25/2026	92,161	99,092
Series 2011-44, Class EB,
3.000%, 05/25/2026	64,035	66,593
Series 2011-5, Class PA,
4.000%, 10/25/2025	11,009	11,087
Series 2011-66, Class QE,
2.000%, 07/25/2021	556	558
Series 2012-1, Class GB,
2.000%, 02/25/2022	16,848	16,970
		1,416,011
Freddie Mac
Series 1991-1069, Class J,
6.950%, 04/15/2021	4,908	5,022
Series 1991-1155, Class KZ,
7.000%, 10/15/2021	5,043	5,109
Series 1992-1242, Class C,
1M US L + 0.55%, 04/15/2022(a)	6,094	6,062
Series 1993-1487, Class O,
1M US L + 0.75%, 03/15/2023(a)	18,846	18,747
Series 1993-1534, Class J,
1M US L + 0.90%, 06/15/2023(a)	30,714	30,579
Series 1993-1560, Class Z,
7.000%, 08/15/2023	24,010	25,411
Series 1993-1567, Class A,
1M US L + 0.40%, 08/15/2023(a)	84,821	83,892
Series 1993-1584, Class L,
6.500%, 09/15/2023	40,337	43,220
Series 1993-1602, Class PJ,
6.500%, 10/15/2023	52,724	55,925
Series 1993-1611, Class Z,
6.500%, 11/15/2023	23,347	25,145
Series 1993-1628, Class LZ,
6.500%, 12/15/2023	14,208	15,213
Series 1993-1630, Class PK,
6.000%, 11/15/2023	28,536	30,409
Series 1993-1632, Class FB,
1M US L + 1.20%, 11/15/2023(a)	33,997	34,261
44	| April 30, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 1993-1636, Class F,
1M US L + 0.65%, 11/15/2023(a)	$11,445	$11,357
Series 1993-21, Class F,
1M US L + 0.50%, 10/25/2023(a)	34,682	34,357
Series 1993-24, Class FJ,
1M US L + 0.50%, 11/25/2023(a)	154,757	153,278
Series 1994-1673, Class FB,
10Y US TI + -0.50%,
02/15/2024(a)	12,392	12,266
Series 1994-1699, Class FB,
1M US L + 1.00%, 03/15/2024(a)	18,983	18,936
Series 1994-1707, Class F,
1M US L + 0.70%, 03/15/2024(a)	26,709	26,510
Series 1994-1744, Class FD,
1M US L + 1.98%, 08/15/2024(a)	64,389	65,134
Series 1994-32, Class PN,
7.500%, 04/25/2024	226,955	247,111
Series 1994-43, Class PH,
6.500%, 10/17/2024	41,054	44,116
Series 1996-1885, Class FA,
1M US L + 0.45%, 09/15/2026(a)	13,008	12,792
Series 1997-1983, Class Z,
6.500%, 12/15/2023	22,861	24,586
Series 2002-2411, Class FT,
1M US L + 0.25%, 06/15/2021(a)	2	2
Series 2002-2528, Class KM,
5.500%, 11/15/2022	66,597	69,160
Series 2003-2634, Class PT,
5.000%, 06/15/2023	22,446	23,445
Series 2004-2877, Class AL,
5.000%, 10/15/2024	8,530	8,997
Series 2005-3005, Class ED,
5.000%, 07/15/2025	48,086	51,397
Series 2006-3104, Class DH,
5.000%, 01/15/2026	63,469	68,481
Series 2009-3575, Class EB,
4.000%, 09/15/2024	17,423	18,331
Series 2010-3645, Class EH,
3.000%, 12/15/2020	4,301	4,303
Series 2010-3661, Class B,
4.000%, 04/15/2025	32,316	34,191
Series 2010-3670, Class LX,
2.000%, 05/15/2025	11,587	11,594
Series 2010-3710, Class MG,
4.000%, 08/15/2025(c)	44,597	47,961
Series 2010-3737, Class NA,
3.500%, 06/15/2025	25,329	25,916
Series 2010-3766, Class HD,
2.500%, 11/15/2020	41,457	41,591
Series 2010-3773, Class AK,
3.000%, 06/15/2025	44,530	44,619
Series 2010-3779, Class KJ,
2.750%, 11/15/2025	91,249	93,953
Series 2011-3829, Class BE,
3.500%, 03/15/2026	38,228	40,293
	Principal Amount	Value (Note 2)
Series 2011-3845, Class FQ,
1M US L + 0.25%, 02/15/2026(a)	$17,457	$17,409
Series 2011-3872, Class ND,
2.000%, 12/15/2021	53,794	53,974
Series 2011-3874, Class DW,
3.500%, 06/15/2021	61,169	61,798
Series 2011-3907, Class FM,
1M US L + 0.35%, 05/15/2026(a)	25,515	25,500
Series 2012-4016, Class AB,
2.000%, 09/15/2025	58,753	58,995
		1,831,348
Ginnie Mae
Series 2010-101, Class GU,
4.000%, 08/20/2025(c)	48,986	52,084
Series 2013-53, Class KN,
1.500%, 08/20/2025	53,946	54,677
		106,761
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,306,310)		3,354,120

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.39%)
Fannie Mae-Aces
Series 2012-M10, Class AFL,
1M US L + 0.45%, 09/25/2022(a)	65,250	65,257
Series 2013-M14, Class APT,
2.679%, 04/25/2023(a)	14,300	14,795
Series 2014-M12, Class FA,
1M US L + 0.30%, 10/25/2021(a)	6,404	6,400
Series 2016-M13, Class FA,
1M US L + 0.67%, 11/25/2023(a)	46,048	46,080
		132,532
Freddie Mac Multifamily
Structured Pass Through
Certificates
Series 2011-K013, Class A1,
2.902%, 08/25/2020	12,200	12,218
Series 2015-K721, Class A1,
2.610%, 01/25/2022	71,373	72,345
Series 2015-KF07, Class A,
1M US L + 0.29%, 02/25/2025(a)	39,258	38,986
Series 2015-KF12, Class A,
1M US L + 0.70%, 09/25/2022(a)	35,090	35,179
Series 2016-KF14, Class A,
1M US L + 0.65%, 01/25/2023(a)	19,419	19,447
Series 2016-KJ08, Class A2,
2.356%, 08/25/2022	287,592	294,332
Series 2017-J15L, Class AFL,
1M US L + 0.35%, 08/25/2025(a)	26,681	26,311
Series 2017-K728, Class A2,
3.064%, 08/25/2024(a)	117,000	126,410
45	| April 30, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2018-KI02, Class A,
1M US L + 0.20%, 02/25/2021(a)	$90,767	$90,674
		715,902

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $833,439)		848,434

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (5.48%)
Fannie Mae Pool
Series 2010-465721,
4.040%, 10/01/2020	50,000	49,961
Series 2010-466760,
3.810%, 12/01/2020	41,635	41,775
Series 2011-468551,
3.980%, 07/01/2021	50,000	51,398
Series 2011-469371,
3.250%, 12/01/2021	169,693	173,821
Series 2011-AE0800,
3.677%, 12/01/2020(a)	22,347	22,674
Series 2011-AE0918,
3.760%, 10/01/2020(a)	23,586	23,606
Series 2011-FN0001,
3.780%, 12/01/2020(a)	182,654	184,894
Series 2011-MA0717,
3.500%, 04/01/2026	61,972	64,928
Series 2012-470792,
2.850%, 03/01/2022	37,641	38,605
Series 2012-471690,
2.790%, 07/01/2022	159,711	164,700
Series 2012-471713,
2.850%, 06/01/2022	67,078	66,993
Series 2014-AM7448,
2.730%, 12/01/2021	232,725	232,550
Series 2016-AL8938,
2.753%, 04/01/2022(a)	75,202	77,460
Series 2016-AL8941,
2.819%, 01/01/2024(a)	61,722	65,553
Series 2016-AN2716,
2.150%, 07/01/2021	141,028	142,224
Series 2017-AN6641,
2.710%, 12/01/2023	1,700,000	1,800,039
Series 2019-BL2539,
3.050%, 05/01/2024	143,237	152,498
		3,353,679

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $3,250,429)		3,353,679

CORPORATE BONDS (72.64%)
Aerospace & Defense (3.30%)
Boeing Co.
4.510%, 05/01/2023	600,000	600,000
4.880%, 05/01/2025	600,000	600,000
	Principal Amount	Value (Note 2)
Huntington Ingalls Industries, Inc.
5.000%, 11/15/2025(d)	$791,000	$817,250
Total Aerospace & Defense		2,017,250
Airlines (1.63%)
Southwest Airlines Co.
4.750%, 05/04/2023	500,000	496,844
5.250%, 05/04/2025	500,000	498,597
Total Airlines		995,441
Apparel & Textile Products (1.65%)
VF Corp.
2.050%, 04/23/2022	1,000,000	1,010,862

Automobiles Manufacturing (2.07%)
Ford Motor Co.
8.500%, 04/21/2023	500,000	496,874
Ford Motor Credit Co. LLC
2.343%, 11/02/2020	60,000	58,696
2.425%, 06/12/2020	265,000	265,000
5.875%, 08/02/2021	250,000	248,750
3M US L + 0.79%, 06/12/2020(a)	200,000	199,410
Total Automobiles Manufacturing		1,268,730
Banks (10.09%)
Associated Bank NA/Green Bay WI
3.500%, 08/13/2021	450,000	458,259
Bank of New Zealand
2.000%, 02/21/2025(d)	300,000	300,062
CIT Group, Inc.
4.125%, 03/09/2021	251,000	247,750
Citizens Bank NA
2.200%, 05/26/2020	33,000	33,015
3M US L + 0.57%, 05/26/2020(a)	252,000	252,103
Citizens Financial Group, Inc.
4.150%, 09/28/2022(d)	400,000	413,328
Cooperatieve Rabobank UA
3.950%, 11/09/2022	250,000	258,321
Credit Suisse AG
2.800%, 04/08/2022	500,000	512,285
Danske Bank A/S
5.000%, 01/12/2022(d)	450,000	465,511
5.375%, 01/12/2024(d)	250,000	270,334
First Republic Bank
1D US SOFR + 0.62%, 02/12/2024(a)	500,000	501,601
FNB Corp.
2.200%, 02/24/2023	200,000	198,451
Lloyds Banking Group PLC
1Y US TI + 1.00%, 02/05/2026(a)	500,000	500,000
Santander UK PLC
2.100%, 01/13/2023	250,000	252,450
Synovus Bank/Columbus GA
1D US SOFR + 0.945%, 02/10/2023(a)	500,000	494,418
US Bank NA
3.450%, 11/16/2021	250,000	259,307
46	| April 30, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Wells Fargo & Co.
3M US L + 0.825%, 10/30/2025(a) $	750,000	$762,590
Total Banks		6,179,785

Biotechnology (0.87%)
Amgen, Inc.
1.900%, 02/21/2025	500,000	512,272
Genzyme Corp.
5.000%, 06/15/2020	20,000	20,100
Total Biotechnology		532,372

Cable & Satellite (1.60%)
Charter Communications Operating
LLC / Charter Communications
Operating Capital
Series WI
3.579%, 07/23/2020	120,000	120,176
3M US L + 1.65%, 02/01/2024(a)	150,000	145,513
Comcast Corp.
3M US L + 0.33%, 10/01/2020(a)	200,000	200,126
Time Warner Cable LLC
4.000%, 09/01/2021	500,000	510,022
Total Cable & Satellite		975,837

Chemicals (3.55%)
Albemarle Corp.
3M US L + 1.05%, 11/15/2022(a)(d)	1,000,000	965,333
DuPont de Nemours, Inc.
2.169%, 05/01/2023	1,000,000	1,005,959
3.766%, 11/15/2020	100,000	100,939
International Flavors & Fragrances, Inc.
3.400%, 09/25/2020	100,000	100,178
Total Chemicals		2,172,409
Consumer Finance (2.34%)
Capital One Bank USA NA
1D US SOFR + 0.616%, 01/27/2023(a)	300,000	297,517
Fiserv, Inc.
2.750%, 07/01/2024	250,000	263,339
Global Payments, Inc.
2.650%, 02/15/2025	250,000	257,405
3.800%, 04/01/2021	600,000	608,504
Total Consumer Finance		1,426,765
Consumer Products (0.26%)
Procter & Gamble Co.
2.450%, 03/25/2025	150,000	160,600

Department Stores (1.40%)
Nordstrom, Inc.
8.750%, 05/15/2025(d)	800,000	859,155

Diversified Banks (3.38%)
JPMorgan Chase & Co.
1D US SOFR + 1.85%, 04/22/2026(a)	1,000,000	1,014,668
	Principal Amount	Value (Note 2)
Royal Bank of Scotland Group PLC
6.125%, 12/15/2022	$515,000	$552,385
Standard Chartered PLC
3M US L + 1.209%, 01/30/2026(a)(d)	500,000	499,872
Total Diversified Banks		2,066,925
Electrical Equipment Manufacturing (1.12%)
Otis Worldwide Corp.
3M US L + 0.45%, 04/05/2023(a)(d)	100,000	97,367
Roper Technologies, Inc.
2.350%, 09/15/2024	250,000	253,877
Trimble, Inc.
4.750%, 12/01/2024	318,000	331,349
Total Electrical Equipment Manufacturing		682,593
Entertainment Content (0.42%)
Fox Corp.
3.666%, 01/25/2022	250,000	259,164

Entertainment Resources (0.17%)
Vail Resorts, Inc.
6.250%, 05/15/2025(d)	100,000	103,750

Financial Services (11.92%)
Ameriprise Financial, Inc.
3.000%, 03/22/2022	250,000	258,322
3.000%, 04/02/2025	300,000	316,733
Bank of New York Mellon Corp.
1.850%, 01/27/2023	300,000	305,486
Goldman Sachs BDC, Inc.
3.750%, 02/10/2025	17,000	16,702
Goldman Sachs Group, Inc.
Series D
6.000%, 06/15/2020	70,000	70,375
3.500%, 04/01/2025	1,016,000	1,082,555
LPL Holdings, Inc.
5.750%, 09/15/2025(d)	600,000	599,250
Morgan Stanley
Series GMTN
3.125%, 01/23/2023	200,000	208,195
5.500%, 07/24/2020	550,000	555,326
2.750%, 05/19/2022	75,000	76,942
National Securities Clearing Corp.
1.200%, 04/23/2023(d)	400,000	400,280
1.500%, 04/23/2025(d)	400,000	402,113
State Street Corp.
1D US SOFR + 0.94%, 11/01/2025(a)	250,000	257,665
1D US SOFR + 2.69%, 03/30/2023(a)(d)	1,000,000	1,028,850
TD Ameritrade Holding Corp.
3M US L + 0.43%, 11/01/2021(a)	200,000	198,238
UBS AG/London
1.750%, 04/21/2022(d)	500,000	502,450
47	| April 30, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
USAA Capital Corp.
1.500%, 05/01/2023(d)	$500,000	$504,332
2.625%, 06/01/2021(d)	500,000	508,934
Total Financial Services		7,292,748
Food & Beverage (3.21%)
Campbell Soup Co.
3M US L + 0.63%, 03/15/2021(a)	75,000	74,351
Cargill, Inc.
1.375%, 07/23/2023(d)	500,000	502,720
Conagra Brands, Inc.
3M US L + 0.75%, 10/22/2020(a)	52,000	51,935
Kraft Heinz Foods Co.
2.800%, 07/02/2020	309,000	308,418
4.875%, 02/15/2025(d)	500,000	514,091
Mondelez International, Inc.
2.125%, 04/13/2023	500,000	509,345
Total Food & Beverage		1,960,860
Hardware (0.87%)
EMC Corp.
2.650%, 06/01/2020	534,000	533,012

Health Care Facilities & Services (2.55%)
Cigna Corp.
Series WI
3M US L + 0.65%, 09/17/2021(a)	500,000	491,692
3.200%, 09/17/2020	300,000	302,037
HCA, Inc.
4.750%, 05/01/2023	725,000	773,456
Total Health Care Facilities & Services		1,567,185
Integrated Oils (1.48%)
BP Capital Markets America, Inc.
2.937%, 04/06/2023	250,000	258,060
Shell International Finance BV
3M US L + 0.45%, 05/11/2020(a)	650,000	650,019
Total Integrated Oils		908,079
Medical Equipment & Devices Manufacturing (0.36%)
Baxter International, Inc.
3.750%, 10/01/2025(d)	200,000	222,913

Pharmaceuticals (3.82%)
AbbVie, Inc.
2.150%, 11/19/2021(d)	500,000	506,959
2.300%, 11/21/2022(d)	500,000	513,109
2.500%, 05/14/2020	150,000	150,056
2.600%, 11/21/2024(d)	500,000	522,172
Elanco Animal Health, Inc.
4.662%, 08/27/2021	518,000	532,348
5.022%, 08/28/2023	100,000	106,000
Total Pharmaceuticals		2,330,644
Pipeline (2.27%)
Midwest Connector Capital Co. LLC
3.625%, 04/01/2022(d)	320,000	307,319
MPLX LP
5.250%, 01/15/2025(d)	500,000	495,791
3M US L + 0.90%, 09/09/2021(a)	100,000	94,103
	Principal Amount	Value (Note 2)
Western Midstream Operating LP
3M US L + 0.85%, 01/13/2023(a)	$600,000	$489,254
Total Pipeline		1,386,467
Refining & Marketing (2.53%)
Marathon Petroleum Corp.
4.500%, 05/01/2023	500,000	501,671
Phillips 66
3.700%, 04/06/2023	500,000	519,584
3.850%, 04/09/2025	500,000	524,564
Total Refining & Marketing		1,545,819
Retail - Consumer Discretionary (0.89%)
Gap, Inc.
8.375%, 05/15/2023(d)	500,000	523,750
Home Depot, Inc.
3M US L + 0.15%, 06/05/2020(a)	20,000	20,000
Total Retail - Consumer Discretionary		543,750
Semiconductors (2.26%)
Analog Devices, Inc.
2.950%, 04/01/2025	250,000	260,940
Microchip Technology, Inc.
3.922%, 06/01/2021	1,104,000	1,122,645
Total Semiconductors		1,383,585
Transportation & Logistics (0.05%)
Penske Truck Leasing Co. Lp / PTL
Finance Corp.
3.375%, 02/01/2022(d)	33,000	33,535

Utilities (5.57%)
Avangrid, Inc.
3.200%, 04/15/2025	500,000	527,948
Dominion Energy, Inc.
2.715%, 08/15/2021(c)	500,000	504,770
4.104%, 04/01/2021(c)	400,000	406,383
Edison International
4.950%, 04/15/2025	1,000,000	1,086,899
Exelon Corp.
3.497%, 06/01/2022	435,000	448,468
5.150%, 12/01/2020	323,000	326,790
Florida Power & Light Co.
2.850%, 04/01/2025	100,000	108,508
Total Utilities		3,409,766
Wireless Telecommunications Services (1.01%)
AT&T, Inc.
3M US L + 0.75%, 06/01/2021(a)	66,000	65,777
T-Mobile USA, Inc.
3.500%, 04/15/2025(d)	525,000	553,744
Total Wireless Telecommunications Services		619,521
TOTAL CORPORATE BONDS
(Cost $43,942,525)		44,449,522
48	| April 30, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (14.30%)
U.S. Treasury Bonds (14.30%)
United States Treasury Notes
0.375%, 03/31/2022	$3,276,000	$3,287,708
0.500%, 03/15/2023	592,000	596,313
1.125%, 02/28/2022	1,341,000	1,363,813
1.375%, 02/15/2023	2,275,000	2,347,293
1.375%, 09/30/2023	803,000	832,831
1.625%, 10/31/2023	195,000	204,080
1.750%, 06/15/2022	115,000	118,803
Total U.S. Treasury Bonds		8,750,841
TOTAL GOVERNMENT BONDS
(Cost $8,679,761)		8,750,841

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.42%)
Money Market Fund (3.42%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	0.159%	2,093,993	2,093,993

TOTAL SHORT TERM INVESTMENTS
(Cost $2,093,993)			2,093,993

TOTAL INVESTMENTS (102.71%)
(Cost $62,106,457)			$62,850,589

Liabilities In Excess Of Other Assets (-2.71%)			(1,658,128)

NET ASSETS (100.00%)			$61,192,461

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of April 30, 2020 was 0.33%

3M US L - 3 Month LIBOR as of April 30, 2020 was 0.56%

1Y US TI - 1 Year Treasury Yield as of April 30, 2020 was 0.16% 10Y US TI - 10 Year Treasury Yield as of April 30, 2020 was 0.64%

1D US SOFR - 1 Day SOFR as of April 30, 2020 was 0.04%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of April 30, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Issued with zero coupon.
(c)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of April 30, 2020.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2020, the aggregate market value of those securities was $13,434,274, representing 21.95% of net assets.

See Notes to Financial Statements.

49	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (9.05%)
Fannie Mae
Series 1993-31, Class PN,
7.000%, 09/25/2023	$326,427	$350,967
Series 1997-22, Class F,
2.432%, 03/25/2027(a)	52,729	53,132
Series 1997-76, Class FO,
1M US L + 0.50%, 09/17/2027(a)	31,764	31,246
Series 1999-58, Class F,
1M US L + 0.40%, 11/18/2029(a)	74,588	72,607
Series 2000-40, Class FA,
1M US L + 0.50%, 07/25/2030(a)	26,659	26,228
Series 2000-45, Class F,
1M US L + 0.45%, 12/25/2030(a)	27,224	26,534
Series 2001-27, Class F,
1M US L + 0.50%, 06/25/2031(a)	22,236	21,807
Series 2001-29, Class Z,
6.500%, 07/25/2031	85,153	98,837
Series 2001-51, Class OD,
6.500%, 10/25/2031	84,873	91,257
Series 2001-52, Class XZ,
6.500%, 10/25/2031	55,638	65,836
Series 2001-59, Class F,
1M US L + 0.60%, 11/25/2031(a)	135,218	132,109
Series 2001-60, Class OF,
1M US L + 0.95%, 10/25/2031(a)	21,896	22,264
Series 2001-63, Class FD,
1M US L + 0.60%, 12/18/2031(a)	26,988	26,498
Series 2001-63, Class TC,
6.000%, 12/25/2031	34,764	40,303
Series 2001-68, Class PH,
6.000%, 12/25/2031	30,971	35,699
Series 2001-71, Class FE,
1M US L + 0.65%, 11/25/2031(a)	65,920	64,559
Series 2001-81, Class GE,
6.000%, 01/25/2032	25,818	29,976
Series 2002-11, Class JF,
1M US L + 0.73%, 03/25/2032(a)	78,023	76,565
Series 2002-12, Class FH,
1M US L + 1.05%, 01/25/2032(a)	92,435	91,713
Series 2002-13, Class FE,
1M US L + 0.90%, 03/25/2032(a)	101,527	100,533
Series 2002-16, Class TM,
7.000%, 04/25/2032	22,839	26,984
	Principal Amount	Value (Note 2)
Series 2002-17, Class JF,
1M US L + 1.00%, 04/25/2032(a)	$46,602	$46,138
Series 2002-18, Class FD,
1M US L + 0.80%, 02/25/2032(a)	81,776	80,533
Series 2002-23, Class FA,
1M US L + 0.90%, 04/25/2032(a)	69,435	70,477
Series 2002-36, Class FS,
1M US L + 0.50%, 06/25/2032(a)	88,957	87,523
Series 2002-44, Class FJ,
1M US L + 1.00%, 04/25/2032(a)	132,340	131,022
Series 2002-47, Class FC,
1M US L + 0.60%, 11/25/2031(a)	24,080	23,562
Series 2002-48, Class F,
1M US L + 1.00%, 07/25/2032(a)	79,145	78,349
Series 2002-49, Class FC,
1M US L + 1.00%, 11/18/2031(a)	49,879	49,408
Series 2002-60, Class FV,
1M US L + 1.00%, 04/25/2032(a)	155,417	153,869
Series 2002-63, Class EZ,
6.000%, 10/25/2032	17,678	20,372
Series 2002-68, Class AF,
1M US L + 1.00%, 10/25/2032(a)	34,869	34,518
Series 2002-7, Class FC,
1M US L + 0.75%, 01/25/2032(a)	105,380	103,636
Series 2002-71, Class AQ,
4.000%, 11/25/2032	105,573	114,487
Series 2002-8, Class FA,
1M US L + 0.75%, 03/18/2032(a)	30,185	30,503
Series 2002-80, Class CZ,
4.500%, 09/25/2032	87,786	107,584
Series 2002-9, Class FW,
1M US L + 0.55%, 03/25/2032(a)	24,772	24,170
Series 2002-91, Class F,
1M US L + 0.55%, 01/25/2033(a)	39,432	38,410
Series 2003-107, Class FD,
1M US L + 0.50%, 11/25/2033(a)	26,132	26,079
Series 2003-110, Class CK,
3.000%, 11/25/2033	43,731	46,181
Series 2003-116, Class FA,
1M US L + 0.40%, 11/25/2033(a)	50,385	50,177
50	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2003-119, Class ZP,
4.000%, 12/25/2033	$28,894	$32,665
Series 2003-119, Class FH,
1M US L + 0.50%, 12/25/2033(a)	25,490	25,567
Series 2003-128, Class MF,
1M US L + 0.60%, 01/25/2034(a)	100,743	98,885
Series 2003-131, Class CH,
5.500%, 01/25/2034	152,227	168,064
Series 2003-134, Class FC,
1M US L + 0.60%, 12/25/2032(a)	57,278	57,664
Series 2003-14, Class AN,
3.500%, 03/25/2033	161,820	170,838
Series 2003-19, Class MB,
4.000%, 05/25/2031	66,743	73,177
Series 2003-21, Class OG,
4.000%, 01/25/2033	66,044	71,129
Series 2003-22, Class BZ,
6.000%, 04/25/2033	30,452	35,087
Series 2003-27, Class EK,
5.000%, 04/25/2033	48,249	55,754
Series 2003-30, Class JQ,
5.500%, 04/25/2033	50,964	57,679
Series 2003-32, Class UJ,
5.500%, 05/25/2033	46,878	53,914
Series 2003-41, Class OZ,
3.750%, 05/25/2033	118,117	131,939
Series 2003-42, Class JH,
5.500%, 05/25/2033	142,482	160,862
Series 2003-46, Class PJ,
5.500%, 06/25/2033	56,311	63,374
Series 2003-47, Class PE,
5.750%, 06/25/2033	59,389	70,182
Series 2003-64, Class ZC,
5.000%, 07/25/2033	23,584	26,528
Series 2003-64, Class JK,
3.500%, 07/25/2033	90,139	98,350
Series 2003-71, Class HD,
5.500%, 08/25/2033	230,000	260,004
Series 2003-76, Class EZ,
5.000%, 08/25/2033	128,419	147,920
Series 2003-94, Class CE,
5.000%, 10/25/2033	23,946	26,184
Series 2004-101, Class TB,
5.500%, 01/25/2035	171,482	191,651
Series 2004-14, Class QB,
5.250%, 03/25/2034	192,000	223,177
Series 2004-17, Class BA,
6.000%, 04/25/2034	112,264	144,532
Series 2004-17, Class DZ,
5.500%, 04/25/2034	49,318	54,605
Series 2004-26, Class CG,
4.500%, 08/25/2033	32,575	34,007
	Principal Amount	Value (Note 2)
Series 2004-36, Class FA,
1M US L + 0.40%, 05/25/2034(a)	$53,351	$53,185
Series 2004-36, Class CB,
5.000%, 05/25/2034	135,438	155,206
Series 2004-53, Class FC,
1M US L + 0.45%, 07/25/2034(a)	223,459	217,467
Series 2004-54, Class FL,
1M US L + 0.40%, 07/25/2034(a)	232,914	232,297
Series 2004-60, Class AC,
5.500%, 04/25/2034	56,000	63,009
Series 2004-68, Class LC,
5.000%, 09/25/2029	73,380	80,314
Series 2004-77, Class AY,
4.500%, 10/25/2034	33,291	37,227
Series 2004-82, Class HK,
5.500%, 11/25/2034	87,858	102,534
Series 2004-92, Class TB,
5.500%, 12/25/2034	108,687	127,494
Series 2005-110, Class MP,
5.500%, 12/25/2035	47,683	53,367
Series 2005-120, Class FE,
1M US L + 0.52%, 01/25/2036(a)	37,992	38,050
Series 2005-122, Class PY,
6.000%, 01/25/2036	324,000	384,986
Series 2005-17, Class EX,
5.250%, 03/25/2035	25,000	30,148
Series 2005-17, Class EZ,
4.500%, 03/25/2035	138,341	154,218
Series 2005-22, Class DA,
5.500%, 12/25/2034	22,453	23,070
Series 2005-29, Class ZA,
5.500%, 04/25/2035	105,861	124,322
Series 2005-3, Class CP,
5.500%, 10/25/2034	1,268	1,264
Series 2005-3, Class CH,
5.250%, 02/25/2035	91,837	105,053
Series 2005-35, Class DZ,
5.000%, 04/25/2035	261,516	297,267
Series 2005-48, Class TD,
5.500%, 06/25/2035	190,752	216,322
Series 2005-59, Class DF,
1M US L + 0.20%, 05/25/2035(a)	7,671	7,667
Series 2005-62, Class ZD,
5.000%, 06/25/2035	104,810	115,518
Series 2005-62, Class JC,
5.000%, 05/25/2035	16,263	16,976
Series 2005-62, Class JE,
5.000%, 06/25/2035	8,700	9,103
Series 2005-64, Class PL,
5.500%, 07/25/2035	138,659	151,680
51	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2005-68, Class CZ,
5.500%, 08/25/2035	$558,768	$639,645
Series 2005-68, Class BE,
5.250%, 08/25/2035	97,000	114,156
Series 2005-68, Class PG,
5.500%, 08/25/2035	61,505	70,100
Series 2005-69, Class GZ,
4.500%, 08/25/2035	57,800	62,803
Series 2005-7, Class MZ,
4.750%, 02/25/2035	158,692	168,994
Series 2005-70, Class KP,
5.000%, 06/25/2035	59,301	68,420
Series 2005-70, Class NA,
5.500%, 08/25/2035	25,359	28,386
Series 2005-72, Class FB,
1M US L + 0.25%, 08/25/2035(a)	36,763	36,537
Series 2005-79, Class DB,
5.500%, 09/25/2035	93,888	110,332
Series 2005-84, Class XM,
5.750%, 10/25/2035	110,144	124,721
Series 2005-89, Class F,
1M US L + 0.30%, 10/25/2035(a)	24,910	24,174
Series 2005-99, Class ZA,
5.500%, 12/25/2035	99,262	129,957
Series 2005-99, Class FA,
1M US L + 0.30%, 11/25/2035(a)	72,720	72,427
Series 2006-112, Class QC,
5.500%, 11/25/2036	38,270	44,921
Series 2006-114, Class HE,
5.500%, 12/25/2036	159,768	187,305
Series 2006-115, Class EF,
1M US L + 0.36%, 12/25/2036(a)	28,631	27,839
Series 2006-39, Class EF,
1M US L + 0.40%,
05/25/2036(a)	30,230	29,412
Series 2006-46, Class UD,
5.500%, 06/25/2036	33,000	40,094
Series 2006-48, Class TF,
1M US L + 0.40%, 06/25/2036(a)	64,236	64,024
Series 2006-48, Class DZ,
6.000%, 06/25/2036	73,601	110,182
Series 2006-56, Class F,
1M US L + 0.30%, 07/25/2036(a)	22,595	22,406
Series 2006-63, Class QH,
5.500%, 07/25/2036	31,786	36,635
Series 2006-71, Class ZH,
6.000%, 07/25/2036	81,244	96,267
Series 2006-95, Class FH,
1M US L + 0.45%, 10/25/2036(a)	51,371	50,144
	Principal Amount	Value (Note 2)
Series 2007-100, Class YF,
1M US L + 0.55%, 10/25/2037(a)	$28,583	$28,017
Series 2007-111, Class FC,
1M US L + 0.60%, 12/25/2037(a)	63,087	63,335
Series 2007-117, Class FM,
1M US L + 0.70%, 01/25/2038(a)	92,588	93,325
Series 2007-12, Class ZA,
6.000%, 03/25/2037	133,411	173,662
Series 2007-30, Class MB,
4.250%, 04/25/2037	119,087	130,245
Series 2007-33, Class HE,
5.500%, 04/25/2037	56,253	64,382
Series 2007-34, Class F,
1M US L + 0.39%, 04/25/2037(a)	47,639	47,470
Series 2007-41, Class FA,
1M US L + 0.40%, 05/25/2037(a)	39,605	39,396
Series 2007-51, Class PB,
5.500%, 06/25/2037	32,000	37,505
Series 2007-51, Class CP,
5.500%, 06/25/2037	48,138	58,457
Series 2007-57, Class FA,
1M US L + 0.23%, 06/25/2037(a)	45,182	44,723
Series 2007-6, Class FC,
1M US L + 0.42%, 02/25/2037(a)	60,404	60,124
Series 2007-63, Class FC,
1M US L + 0.35%, 07/25/2037(a)	25,466	25,279
Series 2007-65, Class KF,
1M US L + 0.38%, 07/25/2037(a)	81,883	79,700
Series 2007-70, Class FA,
1M US L + 0.35%, 07/25/2037(a)	51,908	50,355
Series 2007-85, Class FC,
1M US L + 0.54%, 09/25/2037(a)	169,126	169,258
Series 2007-85, Class FL,
1M US L + 0.54%, 09/25/2037(a)	68,513	68,676
Series 2007-86, Class FA,
1M US L + 0.45%, 09/25/2037(a)	60,596	60,506
Series 2007-9, Class FB,
1M US L + 0.35%, 03/25/2037(a)	23,325	22,658
Series 2008-18, Class FA,
1M US L + 0.90%, 03/25/2038(a)	164,262	162,853
52	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2008-25, Class EF,
1M US L + 0.95%, 04/25/2038(a)	$86,351	$87,885
Series 2008-46, Class LA,
5.500%, 06/25/2038	21,339	23,867
Series 2008-66, Class FT,
1M US L + 0.95%, 08/25/2038(a)	47,101	47,859
Series 2008-86, Class FC,
1M US L + 1.10%, 12/25/2038(a)	356,008	354,210
Series 2009-10, Class AB,
5.000%, 03/25/2024	133,268	139,256
Series 2009-103, Class FM,
1M US L + 0.70%, 11/25/2039(a)	89,183	89,795
Series 2009-104, Class FA,
1M US L + 0.80%, 12/25/2039(a)	71,244	69,849
Series 2009-11, Class MP,
7.000%, 03/25/2049	217,234	258,011
Series 2009-110, Class FG,
1M US L + 0.75%, 01/25/2040(a)	199,615	201,806
Series 2009-111, Class CY,
5.000%, 03/25/2038	133,000	153,278
Series 2009-3, Class JK,
5.000%, 01/25/2049	24,162	24,312
Series 2009-36, Class MX,
5.000%, 06/25/2039	58,000	70,614
Series 2009-47, Class BN,
4.500%, 07/25/2039	74,845	82,667
Series 2009-62, Class WA,
5.570%, 08/25/2039(a)	126,039	141,940
Series 2009-68, Class FD,
1M US L + 1.25%, 09/25/2039(a)	85,874	88,671
Series 2009-70, Class FA,
1M US L + 1.20%,
09/25/2039(a)	39,226	39,726
Series 2009-86, Class OT,
–%, 10/25/2037(b)	61,155	56,392
Series 2009-90, Class UZ,
4.500%, 11/25/2039	560,904	679,777
Series 2010-1, Class WA,
6.213%, 02/25/2040(a)	40,366	46,235
Series 2010-102, Class HA,
4.000%, 09/25/2050	77,364	84,531
Series 2010-103, Class PJ,
4.500%, 09/25/2040	50,000	57,088
Series 2010-103, Class DZ,
4.500%, 09/25/2040	188,332	229,086
Series 2010-118, Class LZ,
4.750%, 10/25/2040	63,367	77,128
	Principal Amount	Value (Note 2)
Series 2010-118, Class GF,
1M US L + 0.55%, 10/25/2039(a)	$82,859	$83,061
Series 2010-122, Class JA,
7.000%, 07/25/2040	64,890	73,618
Series 2010-123, Class FL,
1M US L + 0.43%, 11/25/2040(a)	42,653	42,557
Series 2010-123, Class KU,
4.500%, 11/25/2040	228,503	263,871
Series 2010-129, Class PZ,
4.500%, 11/25/2040	100,380	114,963
Series 2010-137, Class XP,
4.500%, 10/25/2040	131,823	139,865
Series 2010-14, Class FJ,
1M US L + 0.60%, 03/25/2040(a)	96,701	96,969
Series 2010-141, Class AL,
4.000%, 12/25/2040	103,728	112,969
Series 2010-141, Class FB,
1M US L + 0.47%, 12/25/2040(a)	77,119	77,072
Series 2010-141, Class MN,
4.000%, 12/25/2040	75,000	86,956
Series 2010-142, Class FM,
1M US L + 0.47%, 12/25/2040(a)	28,565	28,244
Series 2010-158, Class KF,
1M US L + 0.50%, 04/25/2040(a)	81,364	81,480
Series 2010-16, Class PL,
5.000%, 03/25/2040	71,000	89,179
Series 2010-37, Class CY,
5.000%, 04/25/2040	71,998	82,243
Series 2010-38, Class KD,
4.500%, 09/25/2039	49,112	50,948
Series 2010-39, Class EF,
1M US L + 0.52%, 06/25/2037(a)	74,762	74,884
Series 2010-45, Class WD,
5.000%, 05/25/2040	173,000	226,814
Series 2010-54, Class LX,
5.000%, 06/25/2040	272,000	308,639
Series 2010-58, Class FY,
1M US L + 0.73%, 06/25/2040(a)	81,779	82,495
Series 2010-64, Class DM,
5.000%, 06/25/2040	65,726	74,094
Series 2010-68, Class DA,
4.500%, 10/25/2037	189,703	193,103
Series 2010-68, Class WB,
4.500%, 07/25/2040	45,000	57,091
Series 2010-72, Class NK,
4.000%, 11/25/2039	15,423	15,659
Series 2010-82, Class WZ,
5.000%, 08/25/2040	325,318	390,849
53	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2010-9, Class ME,
5.000%, 02/25/2040	$1,167,000	$1,401,269
Series 2010-93, Class AH,
2.500%, 08/25/2020	7,280	7,274
Series 2011-104, Class KH,
2.000%, 03/25/2039	15,857	16,066
Series 2011-114, Class B,
3.500%, 11/25/2041	246,506	267,567
Series 2011-121, Class JP,
4.500%, 12/25/2041	244,141	251,962
Series 2011-130, Class KB,
4.000%, 12/25/2041	100,000	109,651
Series 2011-132, Class PE,
4.500%, 12/25/2041	78,806	87,272
Series 2011-145, Class JA,
4.500%, 12/25/2041	71,560	75,263
Series 2011-15, Class AF,
1M US L + 0.51%, 03/25/2041(a)	41,222	41,201
Series 2011-17, Class PD,
4.000%, 03/25/2041	33,825	35,344
Series 2011-22, Class MA,
6.500%, 04/25/2038	61,955	63,406
Series 2011-26, Class PA,
4.500%, 04/25/2041	213,223	236,176
Series 2011-27, Class ZD,
2.500%, 09/25/2040	153,066	162,748
Series 2011-3, Class FA,
1M US L + 0.68%, 02/25/2041(a)	347,269	341,057
Series 2011-43, Class B,
3.500%, 05/25/2031	49,656	53,975
Series 2011-45, Class ZA,
4.000%, 05/25/2031	37,244	40,941
Series 2011-47, Class GF,
1M US L + 0.57%, 06/25/2041(a)	118,462	116,266
Series 2011-5, Class PO,
–%, 09/25/2040(b)	21,648	18,445
Series 2011-55, Class BZ,
3.500%, 06/25/2041	294,980	328,522
Series 2011-75, Class HP,
2.500%, 07/25/2040	54,599	55,614
Series 2011-86, Class AF,
1M US L + 0.50%, 02/25/2040(a)	75,074	75,112
Series 2011-86, Class NF,
1M US L + 0.55%, 09/25/2041(a)	49,504	49,674
Series 2011-93, Class GA,
4.000%, 04/25/2039	52,752	55,849
Series 2011-93, Class ST,
4.000%, 09/25/2041	38,467	42,270
Series 2011-98, Class AE,
2.500%, 11/25/2037	33,526	33,553
	Principal Amount	Value (Note 2)
Series 2012-120, Class AH,
2.500%, 02/25/2032	$119,793	$123,399
Series 2012-128, Class NP,
2.500%, 11/25/2042	24,998	25,479
Series 2012-129, Class HT,
2.000%, 12/25/2032	81,672	81,591
Series 2012-13, Class JP,
4.500%, 02/25/2042	1,194,614	1,261,421
Series 2012-131, Class FG,
1M US L + 0.35%, 09/25/2042(a)	41,202	39,941
Series 2012-137, Class CF,
1M US L + 0.30%, 08/25/2041(a)	95,854	95,182
Series 2012-139, Class GB,
2.500%, 12/25/2042	210,538	227,953
Series 2012-14, Class MH,
2.000%, 12/25/2040	85,366	86,719
Series 2012-14, Class FL,
1M US L + 0.45%, 12/25/2040(a)	21,404	21,373
Series 2012-144, Class JT,
2.500%, 06/25/2042	23,614	23,293
Series 2012-149, Class DA,
1.750%, 01/25/2043	62,354	63,269
Series 2012-149, Class KB,
3.000%, 01/25/2043	144,000	152,580
Series 2012-152, Class PB,
3.500%, 01/25/2043	55,000	60,621
Series 2012-20, Class AF,
1M US L + 0.40%, 07/25/2039(a)	20,055	20,055
Series 2012-33, Class F,
1M US L + 0.52%, 04/25/2042(a)	70,546	68,948
Series 2012-37, Class BF,
1M US L + 0.50%, 12/25/2035(a)	50,458	50,492
Series 2012-46, Class YB,
3.500%, 05/25/2042	100,000	105,635
Series 2012-47, Class HF,
1M US L + 0.40%, 05/25/2027(a)	142,068	141,411
Series 2012-70, Class WC,
3.000%, 07/25/2042	100,000	112,044
Series 2012-83, Class AC,
3.000%, 08/25/2042	50,000	54,121
Series 2012-94, Class KF,
1M US L + 0.35%, 05/25/2038(a)	56,959	56,848
Series 2012-96, Class CB,
1.500%, 04/25/2039	27,811	27,408
Series 2013-104, Class CY,
5.000%, 10/25/2043	50,000	62,245
Series 2013-108, Class GU,
3.000%, 10/25/2033	55,000	59,409
54	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2013-114, Class LM,
4.000%, 03/25/2042	$300,000	$338,920
Series 2013-129, Class WL,
2.000%, 12/25/2027	32,281	32,782
Series 2013-13, Class WA,
2.500%, 07/25/2042	155,217	154,415
Series 2013-130, Class FB,
1M US L + 0.45%, 01/25/2044(a)	95,289	94,892
Series 2013-136, Class QB,
3.500%, 03/25/2042	300,000	325,371
Series 2013-17, Class YM,
4.000%, 03/25/2033	30,832	34,065
Series 2013-2, Class QF,
1M US L + 0.50%, 02/25/2043(a)	30,223	30,088
Series 2013-35, Class CV,
3.000%, 02/25/2043	100,000	110,622
Series 2013-40, Class KD,
1.750%, 04/25/2042	97,575	96,871
Series 2013-52, Class GM,
5.000%, 06/25/2043	89,000	103,875
Series 2013-53, Class CV,
3.500%, 05/25/2030	105,433	111,860
Series 2013-56, Class HB,
2.500%, 06/25/2043	40,000	39,996
Series 2013-6, Class KJ,
3.000%, 02/25/2043	77,613	80,891
Series 2013-68, Class P,
3.500%, 10/25/2042	272,926	280,689
Series 2013-72, Class YA,
3.000%, 06/25/2033	55,022	55,384
Series 2013-72, Class AF,
1M US L + 0.25%, 11/25/2042(a)	27,308	27,183
Series 2013-9, Class CB,
5.500%, 04/25/2042	23,398	26,965
Series 2014-12, Class GV,
3.500%, 03/25/2027	144,957	154,612
Series 2014-26, Class YW,
3.500%, 04/25/2044	50,538	57,086
Series 2014-3, Class BM,
2.500%, 06/25/2043	50,000	53,043
Series 2014-73, Class FA,
1M US L + 0.35%, 11/25/2044(a)	35,566	34,526
Series 2014-88, Class ER,
2.500%, 02/25/2036	44,221	45,928
Series 2015-72, Class PC,
3.000%, 10/25/2043	95,338	96,022
Series 2016-27, Class HK,
3.000%, 01/25/2041	515,039	551,827
Series 2016-33, Class LE,
2.500%, 11/25/2033	86,744	90,983
	Principal Amount	Value (Note 2)
Series 2016-48, Class UF,
1M US L + 0.40%, 08/25/2046(a)	$119,987	$116,653
Series 2016-75, Class FC,
1M US L + 0.40%, 10/25/2046(a)	37,235	37,115
Series 2016-85, Class BA,
2.500%, 11/25/2046	58,604	59,115
Series 2016-9, Class D,
3.000%, 03/25/2046	74,984	80,114
Series 2017-10, Class FA,
1M US L + 0.40%, 03/25/2047(a)	55,727	55,404
Series 2017-15, Class PE,
3.500%, 04/25/2046	28,436	29,980
Series 2017-35, Class AH,
3.500%, 04/25/2053	64,926	68,664
Series 2017-40, Class GL,
3.500%, 03/25/2043	70,437	73,501
Series 2017-46, Class AB,
3.500%, 07/25/2049	138,811	143,993
Series 2017-9, Class GB,
3.000%, 05/25/2039	146,523	150,358
Series 2018-39, Class FG,
1M US L + 0.25%, 11/25/2033(a)	136,354	134,740
Series 2018-41, Class PZ,
4.000%, 06/25/2048	843,124	1,018,377
Series 2018-43, Class FE,
1M US L + 0.25%, 09/25/2038(a)	46,712	45,193
Series 2018-45, Class GA,
3.000%, 06/25/2048	190,288	198,950
Series 2018-56, Class CH,
3.000%, 08/25/2048	138,117	144,059
Series 2019-13, Class MH,
3.000%, 03/25/2049	1,529,602	1,584,486
Series 2019-60, Class BF,
1M US L + 0.45%, 10/25/2049(a)	82,833	82,723
		31,965,782
Freddie Mac
Series 1994-1665, Class KZ,
6.500%, 01/15/2024	8,973	9,678
Series 1996-1863, Class Z,
6.500%, 07/15/2026	18,940	20,357
Series 1997-1935, Class FK,
1M US L + 0.70%, 02/15/2027(a)	23,154	22,890
Series 1997-1980, Class Z,
7.000%, 07/15/2027	25,810	29,638
Series 1998-2034, Class Z,
6.500%, 02/15/2028	33,485	37,151
Series 1998-2035, Class PC,
6.950%, 03/15/2028	9,425	10,713
55	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 1998-2053, Class Z,
6.500%, 04/15/2028	$32,806	$36,979
Series 1998-2060, Class Z,
6.500%, 05/15/2028	19,025	21,738
Series 1998-2079, Class FA,
1M US L + 0.50%, 07/17/2028(a)	10,061	9,962
Series 1998-2095, Class PE,
6.000%, 11/15/2028	32,467	36,713
Series 1998-2102, Class Z,
6.000%, 12/15/2028	70,351	79,662
Series 1999-2115, Class FB,
1M US L + 0.45%, 01/15/2029(a)	62,337	61,169
Series 1999-2126, Class CB,
6.250%, 02/15/2029	50,376	56,429
Series 1999-2137, Class TH,
6.500%, 03/15/2029	11,336	13,001
Series 1999-2154, Class PL,
6.500%, 05/15/2029	49,909	57,608
Series 2000-2224, Class CB,
8.000%, 03/15/2030	9,562	11,574
Series 2001-2274, Class ZM,
6.500%, 01/15/2031	19,094	21,475
Series 2001-2279, Class Z,
6.000%, 01/15/2031	23,631	26,194
Series 2001-2320, Class FI,
1M US L + 0.50%, 09/15/2029(a)	55,854	54,648
Series 2001-2322, Class FV,
1M US L + 0.50%, 06/15/2030(a)	41,866	41,189
Series 2001-2324, Class PZ,
6.500%, 06/15/2031	214,849	254,686
Series 2001-2334, Class KB,
6.500%, 05/15/2028	165,007	186,789
Series 2001-2341, Class FP,
1M US L + 0.90%, 07/15/2031(a)	53,094	52,441
Series 2001-2367, Class FA,
1M US L + 0.525%, 06/15/2031(a)	51,669	50,423
Series 2001-2372, Class F,
1M US L + 0.50%, 10/15/2031(a)	44,088	43,218
Series 2001-2388, Class FR,
1M US L + 0.65%, 06/15/2031(a)	34,378	33,683
Series 2001-2388, Class FB,
1M US L + 0.60%, 01/15/2029(a)	39,386	38,659
Series 2001-2391, Class HF,
1M US L + 0.55%, 06/15/2031(a)	17,730	17,321
	Principal Amount	Value (Note 2)
Series 2001-2396, Class FM,
1M US L + 0.45%, 12/15/2031(a)	$82,912	$81,425
Series 2001-2396, Class FN,
1M US L + 0.65%, 12/15/2031(a)	166,503	167,920
Series 2002-2411, Class F,
1M US L + 0.55%, 02/15/2032(a)	46,015	45,168
Series 2002-2412, Class OF,
1M US L + 0.95%, 12/15/2031(a)	56,877	57,846
Series 2002-2417, Class FY,
1M US L + 0.60%, 12/15/2031(a)	17,035	16,277
Series 2002-2424, Class FY,
1M US L + 0.45%, 03/15/2032(a)	84,381	82,153
Series 2002-2430, Class WF,
6.500%, 03/15/2032	15,556	18,496
Series 2002-2433, Class FA,
1M US L + 0.95%, 02/15/2032(a)	61,548	62,616
Series 2002-2460, Class FA,
1M US L + 1.00%, 03/15/2032(a)	118,533	117,368
Series 2002-2466, Class FV,
1M US L + 0.55%, 03/15/2032(a)	110,487	107,749
Series 2002-2470, Class EF,
1M US L + 1.00%, 03/15/2032(a)	127,073	125,824
Series 2002-2478, Class FD,
1M US L + 1.00%, 02/15/2032(a)	35,503	35,152
Series 2002-2481, Class FE,
1M US L + 1.00%, 03/15/2032(a)	35,906	35,553
Series 2002-2488, Class FU,
1M US L + 0.60%, 03/15/2032(a)	107,833	106,202
Series 2002-2494, Class F,
1M US L + 1.05%, 06/15/2031(a)	68,640	68,111
Series 2002-2495, Class ZB,
4.500%, 09/15/2032	55,072	61,517
Series 2002-2510, Class FE,
1M US L + 0.40%, 10/15/2032(a)	64,345	63,268
Series 2002-2513, Class AF,
1M US L + 1.00%, 02/15/2032(a)	77,788	77,020
Series 2002-2516, Class FD,
1M US L + 1.00%, 02/15/2032(a)	90,184	89,294
56	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2002-2517, Class FR,
1M US L + 0.35%, 10/15/2032(a)	$24,160	$23,399
Series 2002-2524, Class DH,
6.000%, 11/15/2032	27,000	32,564
Series 2002-2535, Class AW,
5.500%, 12/15/2032	20,527	23,905
Series 2002-2538, Class F,
1M US L + 0.60%, 12/15/2032(a)	272,598	274,600
Series 2002-2541, Class BL,
5.500%, 12/15/2032	70,000	80,198
Series 2003-2557, Class WF,
1M US L + 0.40%, 01/15/2033(a)	53,173	51,406
Series 2003-2557, Class NU,
5.250%, 03/15/2032	83,350	95,311
Series 2003-2557, Class HL,
5.300%, 01/15/2033	177,949	200,879
Series 2003-2568, Class D,
5.500%, 02/15/2033	61,018	68,457
Series 2003-2571, Class FY,
1M US L + 0.75%, 12/15/2032(a)	36,819	37,254
Series 2003-2587, Class FW,
1M US L + 0.47%, 03/15/2033(a)	103,452	100,206
Series 2003-2590, Class OZ,
4.000%, 03/15/2033	227,495	256,746
Series 2003-2590, Class QY,
3.750%, 04/15/2028	26,424	27,663
Series 2003-2614, Class FV,
1M US L + 1.50%, 05/15/2033(a)	442,676	453,446
Series 2003-2624, Class QH,
5.000%, 06/15/2033	24,777	27,851
Series 2003-2626, Class ZX,
5.000%, 06/15/2033	174,878	227,467
Series 2003-2627, Class CN,
5.000%, 06/15/2033	69,347	77,974
Series 2003-2631, Class DB,
5.000%, 06/15/2033	80,000	91,609
Series 2003-2647, Class A,
3.250%, 04/15/2032	117,747	125,619
Series 2003-2648, Class WZ,
5.000%, 07/15/2033	230,657	283,664
Series 2003-2668, Class LH,
5.000%, 09/15/2033	33,425	37,836
Series 2003-2707, Class FH,
1M US L + 0.65%, 04/15/2032(a)	67,278	67,604
Series 2003-2717, Class LH,
5.500%, 12/15/2033	10,826	12,337
Series 2003-2725, Class TA,
4.500%, 12/15/2033	97,000	112,997
	Principal Amount	Value (Note 2)
Series 2004-2750, Class TC,
5.250%, 02/15/2034	$19,825	$21,638
Series 2004-2763, Class FC,
1M US L + 0.35%, 04/15/2032(a)	8,520	8,321
Series 2004-2768, Class PW,
4.250%, 03/15/2034	226,496	253,259
Series 2004-2802, Class OH,
6.000%, 05/15/2034	13,769	15,461
Series 2004-2835, Class KZ,
5.500%, 08/15/2034	68,610	80,069
Series 2004-2893, Class PE,
5.000%, 11/15/2034	24,604	28,065
Series 2004-2901, Class KB,
5.000%, 12/15/2034	65,343	73,064
Series 2005-2927, Class EZ,
5.500%, 02/15/2035	72,641	78,268
Series 2005-2929, Class PG,
5.000%, 02/15/2035	50,212	57,127
Series 2005-2933, Class HD,
5.500%, 02/15/2035	67,745	76,143
Series 2005-2953, Class PG,
5.500%, 03/15/2035	35,114	40,725
Series 2005-2962, Class KF,
1M US L + 0.20%, 04/15/2035(a)	32,304	32,035
Series 2005-2980, Class QA,
6.000%, 05/15/2035	72,487	83,934
Series 2005-2996, Class GX,
5.500%, 06/15/2035	72,000	85,392
Series 2005-3012, Class ZE,
5.750%, 08/15/2035	45,868	55,272
Series 2005-3028, Class FM,
1M US L + 0.25%, 09/15/2035(a)	23,940	23,753
Series 2005-3028, Class PG,
5.500%, 09/15/2035	31,920	36,126
Series 2005-3028, Class ZE,
5.500%, 09/15/2035	735,441	878,066
Series 2005-3033, Class WY,
5.500%, 09/15/2035	89,052	101,912
Series 2005-3042, Class PZ,
5.750%, 09/15/2035	64,634	93,222
Series 2005-3052, Class WH,
5.500%, 10/15/2035	25,248	28,814
Series 2005-3059, Class ZM,
5.000%, 02/15/2035	167,518	188,965
Series 2005-3070, Class FT,
1M US L + 0.35%, 11/15/2035(a)	33,073	32,941
Series 2005-3072, Class NF,
1M US L + 0.50%, 11/15/2035(a)	66,234	64,722
Series 2005-3085, Class FE,
1M US L + 0.80%, 08/15/2035(a)	86,927	87,954
57	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2006-3098, Class PG,
5.000%, 01/15/2036	$133,379	$152,716
Series 2006-3122, Class OH,
–%, 03/15/2036(b)	26,797	25,423
Series 2006-3123, Class HT,
5.000%, 03/15/2026	68,005	73,356
Series 2006-3136, Class KF,
1M US L + 0.30%, 04/15/2036(a)	50,614	50,378
Series 2006-3137, Class XP,
6.000%, 04/15/2036	36,167	42,936
Series 2006-3143, Class BC,
5.500%, 02/15/2036	170,404	198,938
Series 2006-3145, Class FN,
1M US L + 0.43%, 04/15/2036(a)	23,188	23,132
Series 2006-3148, Class CY,
6.000%, 04/15/2036	33,690	39,228
Series 2006-3153, Class UG,
1M US L + 0.45%, 05/15/2036(a)	37,074	36,984
Series 2006-3154, Class PN,
5.500%, 05/15/2036	119,215	137,069
Series 2006-3201, Class FL,
1M US L + 0.60%, 08/15/2036(a)	140,531	137,825
Series 2006-3202, Class HF,
1M US L + 0.35%, 08/15/2036(a)	77,476	76,279
Series 2006-3236, Class EF,
1M US L + 0.30%, 11/15/2036(a)	20,754	20,094
Series 2006-3237, Class CD,
5.500%, 09/15/2036	118,000	134,679
Series 2006-3237, Class CE,
5.500%, 11/15/2036	59,000	75,547
Series 2006-3249, Class CB,
4.250%, 12/15/2036	429,502	456,937
Series 2007-3262, Class FT,
1M US L + 0.27%, 01/15/2037(a)	78,746	76,097
Series 2007-3279, Class FB,
1M US L + 0.32%, 02/15/2037(a)	126,895	123,133
Series 2007-3284, Class AZ,
4.500%, 03/15/2037	86,897	93,510
Series 2007-3301, Class FY,
1M US L + 0.42%, 04/15/2037(a)	42,321	42,227
Series 2007-3311, Class DF,
1M US L + 0.34%, 05/15/2037(a)	185,760	184,555
Series 2007-3312, Class PA,
5.500%, 05/15/2037	22,339	25,796
	Principal Amount	Value (Note 2)
Series 2007-3316, Class FB,
1M US L + 0.30%, 08/15/2035(a)	$61,642	$59,817
Series 2007-3349, Class HG,
5.500%, 07/15/2037	33,552	38,911
Series 2007-3361, Class AF,
1M US L + 0.35%, 11/15/2036(a)	132,037	128,358
Series 2007-3367, Class YF,
1M US L + 0.55%, 09/15/2037(a)	28,654	28,085
Series 2007-3368, Class AF,
1M US L + 0.72%, 09/15/2037(a)	106,088	106,772
Series 2007-3378, Class FA,
1M US L + 0.58%, 06/15/2037(a)	53,215	53,384
Series 2007-3380, Class FM,
1M US L + 0.59%, 10/15/2037(a)	37,003	37,113
Series 2007-3382, Class FG,
1M US L + 0.60%, 11/15/2037(a)	57,540	57,812
Series 2007-3382, Class FL,
1M US L + 0.70%, 11/15/2037(a)	78,643	79,301
Series 2007-3387, Class PF,
1M US L + 0.42%, 11/15/2037(a)	47,883	47,769
Series 2007-3388, Class FJ,
1M US L + 0.83%, 11/15/2037(a)	209,589	211,231
Series 2008-3404, Class DC,
5.500%, 01/15/2038	72,000	88,228
Series 2008-3411, Class FL,
1M US L + 0.70%, 02/15/2038(a)	45,257	44,529
Series 2008-3415, Class PC,
5.000%, 12/15/2037	55,439	62,306
Series 2008-3415, Class TF,
1M US L + 0.74%, 08/15/2035(a)	89,372	90,286
Series 2008-3415, Class DF,
1M US L + 0.70%, 08/15/2035(a)	164,511	165,836
Series 2008-3469, Class CF,
1M US L + 0.79%, 07/15/2038(a)	111,266	107,776
Series 2009-3536, Class FM,
1M US L + 1.00%, 05/15/2039(a)	42,560	43,411
Series 2009-3539, Class B,
4.500%, 06/15/2029	44,000	51,359
Series 2009-3545, Class FA,
1M US L + 0.85%, 06/15/2039(a)	164,841	163,047
58	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2009-3548, Class ZE,
5.500%, 12/15/2032	$101,736	$117,778
Series 2009-3549, Class FA,
1M US L + 1.20%, 07/15/2039(a)	37,378	37,879
Series 2009-3564, Class NB,
5.000%, 08/15/2039	132,000	154,943
Series 2009-3574, Class D,
5.000%, 09/15/2039	142,022	162,710
Series 2009-3584, Class FA,
1M US L + 0.70%, 12/15/2036(a)	51,702	52,185
Series 2009-3587, Class DA,
4.500%, 10/15/2039	270,809	297,867
Series 2009-3605, Class BF,
1M US L + 0.86%, 11/15/2039(a)	228,302	231,969
Series 2009-3611, Class FH,
1M US L + 0.75%, 07/15/2034(a)	22,191	22,461
Series 2010-3620, Class EL,
4.000%, 01/15/2030	56,476	60,818
Series 2010-3626, Class ME,
5.000%, 01/15/2040	372,000	440,561
Series 2010-3631, Class PA,
4.000%, 02/15/2040	220,536	242,416
Series 2010-3645, Class DV,
5.000%, 04/15/2029	86,400	86,715
Series 2010-3653, Class B,
4.500%, 04/15/2030	152,144	167,056
Series 2010-3662, Class PJ,
5.000%, 04/15/2040	150,991	172,811
Series 2010-3664, Class DA,
4.000%, 11/15/2037	186,374	197,943
Series 2010-3704, Class DC,
4.000%, 11/15/2036	117,195	122,061
Series 2010-3735, Class AL,
1.500%, 10/15/2020	5,236	5,239
Series 2010-3737, Class GB,
4.500%, 04/15/2039	105,000	111,500
Series 2010-3747, Class CY,
4.500%, 10/15/2040	400,000	471,947
Series 2010-3762, Class WP,
4.000%, 12/15/2039	56,884	61,333
Series 2011-3790, Class AP,
4.500%, 01/15/2037	10,228	10,384
Series 2011-3792, Class DF,
1M US L + 0.40%, 11/15/2040(a)	61,741	61,381
Series 2011-3798, Class PJ,
4.000%, 01/15/2041	105,471	115,801
Series 2011-3799, Class GK,
2.750%, 01/15/2021	269	270
Series 2011-3800, Class AF,
1M US L + 0.50%, 02/15/2041(a)	37,005	37,043
	Principal Amount	Value (Note 2)
Series 2011-3807, Class WF,
1M US L + 0.55%, 08/15/2038(a)	$35,149	$35,174
Series 2011-3819, Class ZQ,
6.000%, 04/15/2036	30,179	35,853
Series 2011-3822, Class FY,
1M US L + 0.40%, 02/15/2033(a)	27,990	27,995
Series 2011-3830, Class NB,
4.500%, 02/15/2039	84,470	88,382
Series 2011-3843, Class FE,
1M US L + 0.55%, 04/15/2041(a)	82,222	82,486
Series 2011-3843, Class PZ,
5.000%, 04/15/2041	595,402	715,256
Series 2011-3852, Class TP,
5.500%, 05/15/2041(a)	72,664	81,929
Series 2011-3857, Class ZP,
5.000%, 05/15/2041	870,582	1,048,169
Series 2011-3873, Class MJ,
4.000%, 06/15/2041	166,623	178,463
Series 2011-3891, Class BF,
1M US L + 0.55%, 07/15/2041(a)	74,497	74,581
Series 2011-3905, Class BZ,
3.000%, 08/15/2041	155,581	175,585
Series 2011-3910, Class JG,
2.750%, 12/15/2037	110,718	112,536
Series 2011-3919, Class AF,
1M US L + 0.35%, 03/15/2030(a)	28,503	28,500
Series 2011-3919, Class BD,
2.500%, 08/15/2039	109,817	111,153
Series 2011-3919, Class DL,
4.000%, 08/15/2030	298,000	350,996
Series 2011-3935, Class JZ,
4.500%, 10/15/2041	936,069	1,144,487
Series 2011-3939, Class BZ,
4.500%, 06/15/2041	1,539,466	1,626,150
Series 2011-3946, Class KB,
3.000%, 11/15/2029	125,109	125,598
Series 2011-3951, Class JB,
4.000%, 08/15/2041	39,937	41,988
Series 2011-3958, Class PJ,
4.500%, 09/15/2041	363,057	378,148
Series 2011-3959, Class MB,
4.500%, 11/15/2041	44,199	56,590
Series 2011-3962, Class FB,
1M US L + 0.50%, 10/15/2039(a)	58,684	58,760
Series 2011-3963, Class JB,
4.500%, 11/15/2041	150,000	171,292
Series 2011-3969, Class JP,
4.500%, 09/15/2041	158,700	171,081
Series 2011-3970, Class HA,
3.000%, 02/15/2026	24,110	24,358

59	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2011-3976, Class A,
3.500%, 08/15/2029	$136,447	$137,907
Series 2012-3979, Class GA,
3.500%, 05/15/2030	59,120	60,578
Series 2012-3984, Class DF,
1M US L + 0.55%, 01/15/2042(a)	78,767	77,226
Series 2012-3989, Class JW,
3.500%, 01/15/2042	255,000	285,181
Series 2012-3996, Class GN,
3.000%, 11/15/2038	17,431	17,428
Series 2012-3997, Class EB,
3.500%, 12/15/2041	94,654	104,604
Series 2012-3997, Class EC,
3.500%, 02/15/2042	124,000	143,078
Series 2012-3997, Class FQ,
1M US L + 0.50%, 02/15/2042(a)	84,667	84,487
Series 2012-4001, Class FM,
1M US L + 0.50%, 02/15/2042(a)	55,504	54,201
Series 2012-4011, Class DB,
4.000%, 09/15/2041	256,455	289,876
Series 2012-4012, Class GC,
3.500%, 06/15/2040	46,000	49,088
Series 2012-4012, Class GJ,
2.500%, 06/15/2038	64,956	65,531
Series 2012-4012, Class NF,
1M US L + 0.45%, 12/15/2038(a)	32,437	32,497
Series 2012-4020, Class PG,
2.500%, 03/15/2027	29,084	30,032
Series 2012-4037, Class CA,
3.000%, 04/15/2027	67,369	73,361
Series 2012-4039, Class LT,
3.500%, 05/15/2042	62,000	68,952
Series 2012-4062, Class MZ,
3.500%, 06/15/2042	131,109	142,621
Series 2012-4064, Class AY,
3.000%, 06/15/2027	48,000	52,430
Series 2012-4068, Class PE,
3.000%, 06/15/2042	224,000	244,662
Series 2012-4075, Class PB,
3.000%, 07/15/2042	42,000	46,920
Series 2012-4076, Class MV,
3.000%, 04/15/2031	69,000	74,329
Series 2012-4097, Class CU,
1.500%, 08/15/2027	25,000	24,967
Series 2012-4097, Class UF,
1M US L + 0.35%, 08/15/2032(a)	90,720	90,208
Series 2012-4102, Class DA,
3.000%, 08/15/2041	181,764	180,478
Series 2012-4104, Class AJ,
1.500%, 09/15/2027	60,457	61,481
	Principal Amount	Value (Note 2)
Series 2012-4109, Class KD,
3.000%, 05/15/2032	$7,423	$7,428
Series 2012-4120, Class TC,
1.500%, 10/15/2027	21,695	21,922
Series 2012-4122, Class BA,
3.131%, 05/15/2040	293,141	306,922
Series 2012-4141, Class PL,
2.500%, 12/15/2042	100,000	92,075
Series 2013-4160, Class HB,
2.500%, 12/15/2032	55,823	57,500
Series 2013-4170, Class FW,
1M US L + 0.95%, 01/15/2033(a)	66,261	66,479
Series 2013-4176, Class YD,
3.000%, 03/15/2043	50,000	51,752
Series 2013-4185, Class PB,
3.000%, 03/15/2043	150,000	162,459
Series 2013-4203, Class DJ,
2.500%, 04/15/2033	109,706	111,785
Series 2013-4231, Class FD,
1M US L + 0.35%, 10/15/2032(a)	31,198	30,782
Series 2013-4257, Class A,
2.500%, 10/15/2027	95,442	97,768
Series 2013-4259, Class MG,
3.000%, 08/15/2041	23,240	24,119
Series 2013-4265, Class FD,
1M US L + 0.40%, 01/15/2035(a)	40,920	40,773
Series 2014-4293, Class NM,
4.500%, 06/15/2043	72,920	79,091
Series 2014-4294, Class PF,
1M US L + 0.40%, 01/15/2044(a)	36,604	36,511
Series 2014-4301, Class U,
3.500%, 07/15/2032	189,979	200,680
Series 2014-4324, Class AY,
3.000%, 04/15/2029	568,738	623,859
Series 2014-4337, Class VJ,
3.500%, 06/15/2027	36,049	37,642
Series 2014-4374, Class NC,
3.750%, 02/15/2046(c)	26,818	27,025
Series 2015-4452, Class AK,
3.500%, 09/15/2039	40,001	39,985
Series 2015-4459, Class CA,
5.000%, 12/15/2034	57,136	62,715
Series 2016-4590, Class AK,
3.500%, 08/15/2027	98,949	106,955
Series 2016-4594, Class JD,
3.000%, 12/15/2042	31,000	32,254
Series 2016-4604, Class CG,
2.500%, 06/15/2046	39,428	38,983
Series 2016-4639, Class HZ,
3.250%, 04/15/2053(c)	466,161	521,373
Series 2018-4766, Class GD,
3.500%, 03/15/2044	27,719	28,714

60	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2018-4767, Class Z,
3.000%, 12/15/2047	$33,079	$35,176
Series 2018-4778, Class ED,
3.500%, 10/15/2042	24,703	25,247
Series 2018-4784, Class BP,
3.500%, 04/15/2048	207,000	214,306
Series 2018-4784, Class EA,
4.500%, 11/15/2042	421,859	429,704
Series 2018-4794, Class DC,
4.250%, 08/15/2044	100,796	104,503
Series 2018-4796, Class A,
3.000%, 10/15/2047	56,806	56,795
Series 2018-4830, Class DA,
4.500%, 11/15/2044	390,510	402,484
Series 2019-4863, Class AJ,
3.500%, 07/15/2038	91,268	96,988
Series 2019-4868, Class A,
4.000%, 07/15/2044	316,376	320,366
Series 2019-4870, Class GA,
4.000%, 12/15/2042	224,944	228,214
		29,665,395
Ginnie Mae
Series 2002-72, Class FB,
1M US L + 0.40%, 10/20/2032(a)	67,455	67,061
Series 2003-23, Class F,
1M US L + 0.45%, 12/16/2029(a)	67,226	67,322
Series 2003-25, Class FC,
1M US L + 0.40%, 08/26/2023(a)	254,447	254,306
Series 2003-42, Class FE,
1M US L + 0.40%, 01/16/2030(a)	41,587	41,606
Series 2003-98, Class FY,
1M US L + 0.35%, 09/20/2033(a)	96,751	96,513
Series 2004-1, Class TE,
5.000%, 06/20/2033	49,366	55,766
Series 2004-15, Class AY,
5.500%, 02/20/2034	157,089	175,724
Series 2004-26, Class ED,
5.500%, 04/16/2034	108,028	121,446
Series 2004-34, Class QL,
5.500%, 05/16/2034	64,000	76,112
Series 2004-55, Class MC,
5.500%, 07/20/2034	62,564	70,380
Series 2004-7, Class Z,
5.500%, 01/16/2034	1,219,646	1,462,150
Series 2004-87, Class BC,
4.500%, 10/20/2034	28,186	30,445
Series 2005-11, Class PL,
5.000%, 02/20/2035	66,177	73,648
Series 2005-13, Class NB,
5.000%, 02/20/2035	24,679	27,363
	Principal Amount	Value (Note 2)
Series 2005-13, Class AE,
5.000%, 09/20/2034	$13,732	$14,009
Series 2005-13, Class BG,
5.000%, 02/20/2035	261,000	292,774
Series 2005-13, Class BE,
5.000%, 09/20/2034	13,723	13,986
Series 2005-3, Class JL,
5.000%, 12/16/2034	200,000	224,936
Series 2005-3, Class JM,
4.750%, 01/20/2035	120,998	135,345
Series 2005-3, Class OC,
5.000%, 01/20/2035	215,000	240,796
Series 2005-3, Class QB,
5.000%, 01/16/2035	211,213	233,856
Series 2005-45, Class BF,
1M US L + 0.30%, 06/20/2035(a)	44,329	42,984
Series 2005-49, Class B,
5.500%, 06/20/2035	55,520	62,719
Series 2005-51, Class DC,
5.000%, 07/20/2035	242,298	270,581
Series 2005-56, Class BD,
5.000%, 07/20/2035	79,157	90,816
Series 2005-56, Class JA,
5.000%, 05/17/2035	30,516	34,711
Series 2005-69, Class WD,
5.000%, 05/18/2035	103,887	114,980
Series 2005-73, Class PH,
5.000%, 09/20/2035	142,000	159,566
Series 2005-92, Class PB,
6.000%, 12/20/2035	75,891	88,868
Series 2006-33, Class NA,
5.000%, 01/20/2036	206,000	209,170
Series 2006-38, Class OH,
6.500%, 08/20/2036	28,000	33,803
Series 2007-18, Class PH,
5.500%, 03/20/2035	137,000	164,934
Series 2007-18, Class B,
5.500%, 05/20/2035	103,696	121,276
Series 2007-35, Class NE,
6.000%, 06/16/2037	80,000	94,353
Series 2007-35, Class TE,
6.000%, 06/20/2037	212,568	249,043
Series 2007-40, Class FY,
1M US L + 0.33%, 07/16/2037(a)	74,034	73,689
Series 2007-44, Class PH,
6.000%, 07/20/2037	158,131	180,988
Series 2007-6, Class LE,
5.500%, 02/20/2037	76,874	88,052
Series 2007-7, Class PG,
5.000%, 02/16/2037	54,149	60,193
Series 2007-79, Class FC,
1M US L + 0.44%, 12/20/2037(a)	240,488	234,851

61	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2008-13, Class FB,
1M US L + 0.50%, 02/20/2038(a)	$28,020	$27,417
Series 2008-20, Class CE,
5.500%, 06/16/2037	100,000	118,577
Series 2008-31, Class PC,
5.500%, 04/20/2038	56,168	63,603
Series 2008-33, Class PB,
5.500%, 04/20/2038	79,711	92,095
Series 2008-37, Class L,
6.000%, 04/20/2038	74,070	86,113
Series 2008-38, Class BG,
5.000%, 05/16/2038	72,166	79,914
Series 2008-38, Class PN,
5.500%, 05/20/2038	65,561	75,759
Series 2008-38, Class PL,
5.500%, 05/20/2038	78,001	88,225
Series 2008-40, Class PL,
5.250%, 05/16/2038	100,000	127,618
Series 2008-41, Class PE,
5.500%, 05/20/2038	110,893	125,486
Series 2008-47, Class ML,
5.250%, 06/16/2038	49,731	56,116
Series 2008-49, Class PB,
4.750%, 06/20/2038	56,119	62,739
Series 2008-50, Class KB,
6.000%, 06/20/2038	272,512	314,060
Series 2008-51, Class FG,
1M US L + 0.77%, 06/16/2038(a)	31,326	30,948
Series 2008-51, Class PH,
5.250%, 06/20/2038	93,562	106,085
Series 2008-55, Class PL,
5.500%, 06/20/2038	51,913	59,443
Series 2008-58, Class PE,
5.500%, 07/16/2038	26,315	30,377
Series 2008-60, Class JN,
5.500%, 07/20/2038	188,843	216,274
Series 2008-65, Class PG,
6.000%, 08/20/2038	139,348	161,832
Series 2008-66, Class FN,
1M US L + 0.95%, 08/20/2038(a)	103,166	104,868
Series 2008-7, Class PQ,
5.000%, 02/20/2038	130,000	150,637
Series 2008-76, Class QE,
5.750%, 09/20/2038	58,000	71,112
Series 2008-77, Class FC,
1M US L + 0.70%, 09/20/2038(a)	91,759	92,448
Series 2008-85, Class PG,
5.250%, 10/20/2038	66,411	70,775
Series 2008-89, Class JC,
5.500%, 08/20/2038	81,575	92,780
Series 2008-89, Class JD,
6.000%, 08/20/2038	33,283	38,363
	Principal Amount	Value (Note 2)
Series 2008-9, Class FA,
1M US L + 0.50%, 02/20/2038(a)	$33,131	$33,163
Series 2009-1, Class FA,
1M US L + 1.05%, 01/20/2039(a)	87,047	88,818
Series 2009-10, Class PH,
4.500%, 02/20/2039	30,000	34,395
Series 2009-10, Class NB,
5.000%, 02/16/2039	127,000	142,383
Series 2009-118, Class PY,
5.000%, 12/16/2039	43,707	49,701
Series 2009-12, Class NB,
5.000%, 03/20/2039	97,352	111,022
Series 2009-13, Class E,
4.500%, 03/16/2039	177,777	197,149
Series 2009-15, Class FM,
1M US L + 1.04%, 03/20/2039(a)	117,089	119,317
Series 2009-24, Class WB,
5.000%, 03/20/2039	171,000	195,000
Series 2009-40, Class AD,
4.500%, 06/20/2039	258,000	308,664
Series 2009-47, Class LT,
5.000%, 06/20/2039	134,235	149,851
Series 2009-55, Class FN,
1M US L + 1.00%, 07/20/2039(a)	48,803	49,702
Series 2009-61, Class MP,
5.000%, 08/20/2039	54,840	61,739
Series 2009-65, Class QM,
3.500%, 12/20/2038	41,380	42,846
Series 2009-66, Class HQ,
4.500%, 06/16/2039	10,599	10,662
Series 2009-69, Class PH,
5.500%, 08/16/2039	82,000	100,105
Series 2009-76, Class PC,
4.000%, 03/16/2039	65,171	66,002
Series 2009-76, Class JB,
4.500%, 07/20/2039	60,233	64,562
Series 2009-83, Class TF,
1M US L + 0.90%, 08/20/2039(a)	63,810	64,840
Series 2009-94, Class FA,
1M US L + 0.70%, 10/16/2039(a)	85,690	86,424
Series 2010-111, Class FA,
1M US L + 0.35%, 09/20/2040(a)	84,388	81,983
Series 2010-130, Class PE,
3.500%, 08/16/2039	28,239	28,750
Series 2010-14, Class HA,
4.500%, 02/16/2040	122,300	137,659
Series 2010-14, Class A,
4.500%, 06/16/2039	24,745	26,290

62	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2010-157, Class OP,
–%, 12/20/2040(b)	$23,789	$22,281
Series 2010-167, Class WL,
4.500%, 09/20/2040	140,000	159,721
Series 2010-169, Class JZ,
4.000%, 12/20/2040	834,416	871,097
Series 2010-19, Class GW,
4.750%, 02/20/2040	108,305	131,668
Series 2010-24, Class MQ,
4.250%, 12/20/2038	415	410
Series 2010-62, Class AF,
1M US L + 0.45%, 04/16/2034(a)	52,045	52,072
Series 2010-76, Class NC,
4.500%, 06/20/2040	156,000	165,164
Series 2010-84, Class YB,
4.000%, 07/20/2040	30,000	32,106
Series 2010-H01, Class FA,
1M US L + 0.82%, 01/20/2060(a)	66,439	66,723
Series 2010-H10, Class FC,
1M US L + 1.00%, 05/20/2060(a)	185,555	187,219
Series 2010-H20, Class AF,
1M US L + 0.33%, 10/20/2060(a)	300,845	298,775
Series 2010-H22, Class FE,
1M US L + 0.35%, 05/20/2059(a)	17,860	17,806
Series 2010-H27, Class FA,
1M US L + 0.38%, 12/20/2060(a)	78,173	77,887
Series 2011-111, Class CD,
4.000%, 12/20/2039	24,721	24,834
Series 2011-128, Class MD,
4.000%, 10/20/2040	140,000	151,559
Series 2011-19, Class MG,
3.000%, 06/16/2040	12,391	12,672
Series 2011-43, Class ZQ,
5.500%, 01/16/2033	124,074	138,125
Series 2011-59, Class QC,
4.000%, 12/20/2040	154,805	166,264
Series 2011-66, Class UA,
4.000%, 05/16/2041	179,563	191,990
Series 2011-71, Class ZC,
5.500%, 07/16/2034	276,410	316,664
Series 2011-97, Class WA,
6.126%, 11/20/2038(a)	46,902	55,179
Series 2011-H01, Class AF,
1M US L + 0.45%, 11/20/2060(a)	309,437	308,243
Series 2011-H02, Class BA,
4.450%, 02/20/2061(a)	19,456	20,197
Series 2011-H11, Class FB,
1M US L + 0.50%, 04/20/2061(a)	183,382	182,962
	Principal Amount	Value (Note 2)
Series 2011-H11, Class FA,
1M US L + 0.50%, 03/20/2061(a)	$47,103	$46,985
Series 2011-H15, Class FA,
1M US L + 0.45%, 06/20/2061(a)	80,785	80,481
Series 2012-12, Class NA,
2.500%, 05/20/2038	3,935	3,935
Series 2012-17, Class KX,
3.500%, 07/20/2039	14,541	14,923
Series 2012-32, Class PE,
3.500%, 03/16/2042	80,000	89,817
Series 2012-38, Class PL,
3.250%, 01/20/2041	100,000	106,060
Series 2012-48, Class DA,
3.500%, 05/20/2040	47,609	48,274
Series 2012-51, Class VM,
3.500%, 04/16/2025	131,634	140,275
Series 2012-68, Class GE,
3.000%, 05/20/2042	25,000	25,554
Series 2012-76, Class GF,
1M US L + 0.30%, 06/16/2042(a)	23,457	23,255
Series 2012-84, Class YC,
2.500%, 07/20/2042	20,000	19,060
Series 2012-H14, Class FK,
1M US L + 0.58%, 07/20/2062(a)	292,610	292,341
Series 2012-H20, Class PT,
3.190%, 07/20/2062(a)	122,785	122,712
Series 2012-H24, Class FE,
1M US L + 0.60%, 10/20/2062(a)	4,607	4,608
Series 2013-115, Class PM,
4.000%, 08/20/2043	400,000	438,661
Series 2013-168, Class KA,
4.500%, 05/16/2039	33,210	33,205
Series 2013-22, Class GB,
2.500%, 08/20/2042	85,000	88,250
Series 2013-69, Class NA,
2.000%, 09/20/2042	199,464	199,668
Series 2013-98, Class KF,
1M US L + 0.30%, 11/20/2041(a)	23,717	23,619
Series 2013-99, Class MF,
1M US L + 0.30%, 07/20/2043(a)	134,919	130,791
Series 2013-H18, Class EA,
1M US L + 0.50%, 07/20/2063(a)	147,139	146,866
Series 2014-53, Class JM,
7.108%, 04/20/2039(a)	460,057	545,402
Series 2014-98, Class HE,
3.000%, 07/20/2044	53,984	58,301

63	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2014-H10, Class TA,
1M US L + 0.60%, 04/20/2064(a)	$231,937	$231,852
Series 2014-H15, Class FA,
1M US L + 0.50%, 07/20/2064(a)	30,496	30,367
Series 2014-H16, Class FL,
1M US L + 0.47%, 07/20/2064(a)	582,343	569,462
Series 2015-63, Class KA,
3.000%, 04/20/2040	33,494	36,993
Series 2015-H09, Class FA,
1M US L + 0.62%, 04/20/2065(a)	186,525	181,747
Series 2015-H12, Class FB,
1M US L + 0.60%, 05/20/2065(a)	127,510	127,036
Series 2015-H15, Class FC,
1M US L + 0.58%, 06/20/2065(a)	167,692	163,093
Series 2015-H22, Class FC,
1M US L + 0.60%, 09/20/2065(a)	70,545	70,249
Series 2015-H26, Class FA,
1M US L + 0.52%, 10/20/2065(a)	72,093	71,833
Series 2015-H26, Class FG,
1M US L + 0.52%, 10/20/2065(a)	370,110	368,809
Series 2015-H30, Class FE,
1M US L + 0.60%, 11/20/2065(a)	76,218	76,186
Series 2015-H31, Class FT,
1M US L + 0.65%, 11/20/2065(a)	151,190	151,964
Series 2015-H32, Class FH,
1M US L + 0.66%, 12/20/2065(a)	267,304	267,825
Series 2016-116, Class GV,
3.000%, 05/20/2026	66,030	69,141
Series 2016-120, Class KA,
2.000%, 09/20/2046	20,292	20,576
Series 2016-H06, Class FC,
1M US L + 0.92%, 02/20/2066(a)	143,960	145,028
Series 2016-H11, Class F,
1M US L + 0.80%, 05/20/2066(a)	802,234	805,000
Series 2016-H13, Class FT,
1M US L + 0.58%, 05/20/2066(a)	61,759	61,761
Series 2016-H14, Class FA,
1M US L + 0.80%, 06/20/2066(a)	210,177	210,913
	Principal Amount	Value (Note 2)
Series 2016-H15, Class FA,
1M US L + 0.80%, 07/20/2066(a)	$889,639	$892,647
Series 2016-H17, Class FC,
1M US L + 0.83%, 08/20/2066(a)	176,961	177,794
Series 2016-H19, Class FE,
1M US L + 0.37%, 06/20/2061(a)	579	579
Series 2016-H20, Class PT,
4.882%, 09/20/2066(a)	841,532	920,870
Series 2016-H23, Class F,
1M US L + 0.75%, 10/20/2066(a)	234,630	234,997
Series 2016-H24, Class FG,
1M US L + 0.75%, 10/20/2066(a)	159,826	156,463
Series 2017-56, Class AZ,
3.000%, 04/20/2047	104,518	111,665
Series 2017-H06, Class FE,
1M US L + 0.55%, 02/20/2067(a)	70,188	70,056
Series 2017-H15, Class FC,
1M US L + 0.47%, 06/20/2067(a)	146,187	142,234
Series 2017-H17, Class FG,
1M US L + 0.50%, 08/20/2067(a)	66,573	66,396
Series 2018-36, Class CZ,
4.000%, 03/20/2048	241,494	282,506
Series 2018-37, Class C,
2.500%, 01/20/2046	56,543	59,008
		24,055,523

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $82,835,943)		85,686,700

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.25%)
Fannie Mae-Aces
Series 2013-M6, Class 1AC,
3.555%, 02/25/2043(a)	9,833,121	10,985,133
Series 2016-M3, Class ASQ2,
2.263%, 02/25/2023	130,809	133,423
		11,118,556
Freddie Mac Multifamily Structured Pass Through Certificates
Series 2014-KF05, Class A,
1M US L + 0.35%, 09/25/2021(a)	352,602	352,729

64	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Series 2018-J19L, Class AFL,
1M US L + 0.23%, 11/25/2027(a)	$376,449	$374,589
		727,318

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES
(Cost $11,231,583)		11,845,874

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (2.49%)
Fannie Mae Pool
Series 2003-386375,
4.790%, 08/01/2028	467,346	466,908
Series 2009-463331,
5.250%, 08/01/2029	710,884	847,718
Series 2010-466566,
4.270%, 11/01/2025	254,913	290,194
Series 2011-468477,
4.590%, 08/01/2026	427,906	486,433
Series 2011-AH9290,
4.000%, 04/01/2041	108,627	114,123
Series 2013-AM 4236,
3.940%, 08/01/2025	229,583	259,579
Series 2013-AM3162,
3.000%, 04/01/2025	789,486	827,243
Series 2014-AM4198,
3.550%, 03/01/2024	99,939	108,850
Series 2014-AM7274,
3.000%, 12/01/2024	250,000	254,990
Series 2015-AM8666,
2.960%, 06/01/2030	187,509	202,234
Series 2015-AM8918,
3.250%, 09/01/2030	731,000	853,921
Series 2015-AM9173,
3.110%, 06/01/2027	252,588	281,466
Series 2015-AM9830,
3.190%, 09/01/2027	371,240	406,191
Series 2016-AN0665,
3.070%, 02/01/2026	200,000	220,843
Series 2016-AN0774,
3.210%, 01/01/2026	184,706	203,668
Series 2017-AN4431,
3.220%, 01/01/2027	85,000	95,279
Series 2017-AN4833,
3.320%, 04/01/2027	95,000	107,438
Series 2017-AN5279,
3.340%, 04/01/2029	476,206	534,421
Series 2017-AN5742,
3.190%, 05/01/2030	143,600	163,406
Series 2017-AN7060,
2.930%, 10/01/2027	1,630,000	1,744,189
Series 2017-AN7384,
2.880%, 12/01/2027	50,000	55,507
Series 2017-AN7823,
2.890%, 12/01/2027	235,000	261,010
	Principal Amount	Value (Note 2)
Series 2018-109435,
3.890%, 08/01/2028	$1,955,681	$2,214,421
Series 2018-387770,
3.625%, 07/01/2028	160,000	179,308
Series 2018-387904,
3.840%, 08/01/2028	694,437	818,949
Series 2018-387905,
3.600%, 01/01/2027	749,574	849,951
Series 2018-AN7269,
3.110%, 01/01/2028	249,064	260,512
Series 2018-AN8198,
3.140%, 01/01/2028	300,000	324,736
Series 2018-AN8486,
3.330%, 04/01/2030	338,954	389,477
Series 2018-AN8493,
3.300%, 02/01/2030	441,920	493,616
Series 2018-AN9038,
3.460%, 05/01/2028	83,000	89,769
Series 2018-AN9354,
3.640%, 06/01/2028	65,000	72,864
Series 2018-BI0404,
4.100%, 11/01/2028	4,024,035	4,610,606
Series 2018-BL0119,
4.090%, 11/01/2026	801,735	924,262
Series 2018-BL0550,
3.770%, 11/01/2028	660,000	779,445
Series 2018-BL0907,
3.880%, 12/01/2028	175,000	209,172
Series 2019-BI2928,
3.410%, 07/01/2027	846,317	956,466
Series 2019-BL1451,
3.760%, 02/01/2029	685,000	777,269
Series 2019-BL1596,
3.480%, 03/01/2029	73,766	85,325
Series 2019-BL3182,
2.980%, 07/01/2029	261,819	281,698
Series 2019-BM6011,
3.354%, 11/01/2026(a)	174,241	187,301
		23,290,758
Freddie Mac Gold Pool
Series 2013-G80393,
5.000%, 08/20/2036	240,981	275,069

Freddie Mac Pool
Series 2005-002936, Class FC,
2.725%, 03/01/2029(a)	37,752	37,646

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $22,352,830)		23,603,473

CORPORATE BONDS (55.83%)
Aerospace & Defense (3.10%)
BAE Systems PLC
3.400%, 04/15/2030(d)	2,000,000	2,175,992

65	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Boeing Co.
4.510%, 05/01/2023	$4,400,000	$4,400,000
4.880%, 05/01/2025	4,400,000	4,400,000
5.150%, 05/01/2030	1,000,000	1,000,000
5.810%, 05/01/2030	1,000,000	1,000,000
General Dynamics Corp.
3.250%, 04/01/2025	2,000,000	2,184,568
3.625%, 04/01/2030	1,000,000	1,152,116
4.250%, 04/01/2050	2,000,000	2,591,120
Huntington Ingalls Industries, Inc.
4.200%, 05/01/2030(d)	1,000,000	1,057,997
5.000%, 11/15/2025(d)	2,281,000	2,356,698
L3Harris Technologies, Inc.
3.850%, 12/15/2026(d)	3,544,000	3,873,074
Precision Castparts Corp.
3.250%, 06/15/2025	615,000	669,301
TransDigm, Inc.
6.250%, 03/15/2026(d)	2,500,000	2,458,625
Total Aerospace & Defense		29,319,491
Airlines (0.63%)
Southwest Airlines Co.
4.750%, 05/04/2023	2,500,000	2,484,222
5.250%, 05/04/2025	3,500,000	3,490,179
Total Airlines		5,974,401
Apparel & Textile Products (0.64%)
Hanesbrands, Inc.
5.375%, 05/15/2025(d)	2,000,000	2,015,000
VF Corp.
2.400%, 04/23/2025	1,000,000	1,015,637
2.800%, 04/23/2027	2,000,000	2,044,209
2.950%, 04/23/2030	1,000,000	1,034,058
Total Apparel & Textile Products		6,108,904
Automobiles Manufacturing (1.10%)
Ford Motor Co.
6.625%, 10/01/2028	4,500,000	3,768,750
8.500%, 04/21/2023	500,000	496,875
9.000%, 04/22/2025	1,000,000	977,500
9.625%, 04/22/2030	500,000	492,500
Ford Motor Credit Co. LLC
2.343%, 11/02/2020	777,000	760,108
3.813%, 10/12/2021	2,500,000	2,365,625
5.875%, 08/02/2021	700,000	696,500
3M US L + 0.79%, 06/12/2020(a)	850,000	847,492
Total Automobiles Manufacturing		10,405,350
Banks (5.79%)
Associated Bank NA/Green Bay WI
3.500%, 08/13/2021	1,800,000	1,833,037
4.250%, 01/15/2025	934,000	965,518
Bank of New Zealand
2.000%, 02/21/2025(d)	7,375,000	7,376,515
Citizens Financial Group, Inc.
3.750%, 07/01/2024	385,000	398,820
4.150%, 09/28/2022(d)	5,254,000	5,429,070
	Principal Amount	Value (Note 2)
Cooperatieve Rabobank UA
3.750%, 07/21/2026	$4,500,000	$4,745,163
3.950%, 11/09/2022	675,000	697,468
Credit Suisse AG
2.800%, 04/08/2022	1,500,000	1,536,854
Danske Bank A/S
5.000%, 01/12/2022(d)	4,125,000	4,267,185
5.375%, 01/12/2024(d)	1,000,000	1,081,337
3M US L + 1.249%, 09/20/2022(a)(d)	1,000,000	1,002,754
3M US L + 1.591%, 12/20/2025(a)(d)	1,750,000	1,752,762
First Republic Bank
1D US SOFR + 0.62%, 02/12/2024(a)	5,500,000	5,517,606
FNB Corp.
2.200%, 02/24/2023	1,800,000	1,786,055
Lloyds Banking Group PLC
1Y US TI + 1.00%, 02/05/2026(a)	500,000	500,000
Synovus Bank/Columbus GA
1D US SOFR + 0.945%, 02/10/2023(a)	5,500,000	5,438,593
Truist Bank
5Y US TI + 1.15%, 09/17/2029(a)	4,750,000	4,581,905
Wells Fargo & Co.
3M US L + 1.17%, 06/17/2027(a)	3,750,000	3,969,028
3M US L + 3.77%, 04/04/2031(a)	1,750,000	2,040,926
Total Banks		54,920,596
Biotechnology (0.71%)
Amgen, Inc.
1.900%, 02/21/2025	1,500,000	1,536,813
2.200%, 02/21/2027	2,000,000	2,060,213
2.450%, 02/21/2030	3,000,000	3,104,132
Total Biotechnology		6,701,158
Cable & Satellite (1.61%)
CCO Holdings LLC / CCO Holdings
Capital Corp.
4.500%, 08/15/2030(d)	2,000,000	2,019,400
Charter Communications
Operating LLC / Charter
Communications Operating
Capital
3.750%, 02/15/2028	6,250,000	6,735,782
4.800%, 03/01/2050	500,000	566,948
3M US L + 1.65%, 02/01/2024(a)	500,000	485,043
Cox Communications, Inc.
4.700%, 12/15/2042(d)	500,000	545,613
Time Warner Cable LLC
4.000%, 09/01/2021	4,797,000	4,893,162
Total Cable & Satellite		15,245,948

66	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Chemicals (1.12%)
3M Co.
2.650%, 04/15/2025	$1,000,000	$1,066,285
3.050%, 04/15/2030	1,000,000	1,092,543
DuPont de Nemours, Inc.
2.169%, 05/01/2023	3,000,000	3,017,877
Ecolab, Inc.
4.800%, 03/24/2030	250,000	308,168
LYB International Finance III LLC
2.875%, 05/01/2025	3,000,000	3,033,910
4.200%, 05/01/2050	2,000,000	2,036,536
Total Chemicals		10,555,319

Commercial Finance (0.17%)
Park Aerospace Holdings, Ltd.
4.500%, 03/15/2023(d)	1,850,000	1,638,902

Consumer Finance (2.21%)
Ally Financial, Inc.
4.250%, 04/15/2021	1,043,000	1,052,961
7.500%, 09/15/2020	785,000	802,663
American Express Co.
Series B
3M US L + 3.428%, 05/15/2049(a)(e)	7,877,000	6,882,529
Fiserv, Inc.
2.750%, 07/01/2024	1,200,000	1,264,029
3.500%, 07/01/2029	1,500,000	1,647,495
Global Payments, Inc.
3.200%, 08/15/2029	1,000,000	1,031,862
3.800%, 04/01/2021	217,000	220,076
4.450%, 06/01/2028	3,000,000	3,352,742
Synchrony Financial
3.700%, 08/04/2026	3,192,000	2,967,137
4.250%, 08/15/2024	1,700,000	1,663,641
Total Consumer Finance		20,885,135

Consumer Products (1.08%)
Estee Lauder Cos., Inc.
2.600%, 04/15/2030	4,000,000	4,169,946
Kimberly-Clark Corp.
3.100%, 03/26/2030	1,000,000	1,115,011
Procter & Gamble Co.
2.450%, 03/25/2025	1,850,000	1,980,737
3.000%, 03/25/2030	2,000,000	2,273,853
3.600%, 03/25/2050	500,000	621,328
Total Consumer Products		10,160,875

Consumer Services (0.33%)
Aramark Services, Inc.
6.375%, 05/01/2025(d)	3,000,000	3,127,500

Department Stores (0.82%)
Nordstrom, Inc.
8.750%, 05/15/2025(d)	7,200,000	7,732,382
	Principal Amount	Value (Note 2)
Diversified Banks (3.68%)
Bank of America Corp.
4.450%, 03/03/2026	$5,532,000	$6,111,697
1D US SOFR + 2.15%, 04/29/2031(a)	3,000,000	3,077,730
3M US L + 3.15%, 03/20/2051(a)	2,000,000	2,408,352
Citigroup, Inc.
4.300%, 11/20/2026	6,021,000	6,544,937
1D US SOFR + 3.914%, 03/31/2031(a)	2,000,000	2,301,620
JPMorgan Chase & Co.
1D US SOFR + 2.04%, 04/22/2031(a)	1,000,000	1,023,002
1D US SOFR + 2.44%, 04/22/2051(a)	1,000,000	1,036,280
1D US SOFR + 2.46%, 04/22/2041(a)	1,000,000	1,038,808
1D US SOFR + 3.79%, 03/24/2031(a)	1,500,000	1,777,957
Royal Bank of Scotland Group PLC
6.125%, 12/15/2022	6,465,000	6,934,302
Standard Chartered PLC
3M US L + 1.209%, 01/30/2026(a)(d)	2,500,000	2,499,359
Total Diversified Banks		34,754,044
Electrical Equipment Manufacturing (0.88%)
General Electric Co.
3.625%, 05/01/2030	1,000,000	1,005,204
4.250%, 05/01/2040	1,000,000	999,959
Otis Worldwide Corp.
3M US L + 0.45%, 04/05/2023(a)(d)	900,000	876,299
Roper Technologies, Inc.
2.950%, 09/15/2029	2,000,000	2,095,425
Trimble, Inc.
4.750%, 12/01/2024	3,254,000	3,390,606
Total Electrical Equipment Manufacturing		8,367,493
Entertainment Content (0.03%)
Fox Corp.
4.030%, 01/25/2024	250,000	270,165

Exploration & Production (0.61%)
Concho Resources, Inc.
3.750%, 10/01/2027	2,000,000	1,952,790
EOG Resources, Inc.
4.375%, 04/15/2030	3,500,000	3,823,481
Total Exploration & Production		5,776,271
Financial Services (6.22%)
Ameriprise Financial, Inc.
3.000%, 04/02/2025	5,000,000	5,278,882
Bank of New York Mellon Corp.
3M US L + 1.05%, 10/30/2023(a)	264,000	262,725
BlackRock, Inc.
1.900%, 01/28/2031	2,000,000	1,994,250

67	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Carlyle Finance Subsidiary LLC
3.500%, 09/19/2029(d)	$2,000,000	$1,986,842
Charles Schwab Corp.
Series G
5Y US TI + 4.971%, 12/31/2049(a)(e)	1,000,000	1,040,000
Goldman Sachs BDC, Inc.
3.750%, 02/10/2025	448,000	440,148
Goldman Sachs Group, Inc.
3.500%, 04/01/2025	5,006,000	5,333,935
3.800%, 03/15/2030	3,750,000	4,106,524
LPL Holdings, Inc.
4.625%, 11/15/2027(d)	1,000,000	961,250
5.750%, 09/15/2025(d)	6,873,000	6,864,409
Morgan Stanley
Series GMTN
3.125%, 01/23/2023	2,000,000	2,081,949
1D US SOFR + 1.143%, 01/22/2031(a)	2,000,000	2,054,097
2.750%, 05/19/2022	75,000	76,942
1D US SOFR + 3.12%, 04/01/2031(a)	4,000,000	4,406,159
Nasdaq, Inc.
3.250%, 04/28/2050	2,000,000	1,990,445
National Securities Clearing Corp.
1.200%, 04/23/2023(d)	2,600,000	2,601,822
1.500%, 04/23/2025(d)	1,600,000	1,608,453
Raymond James Financial, Inc.
4.650%, 04/01/2030	9,000,000	10,139,163
State Street Corp.
1D US SOFR + 0.94%, 11/01/2025(a)	1,500,000	1,545,989
UBS AG/London
1.750%, 04/21/2022(d)	1,500,000	1,507,350
USAA Capital Corp.
2.125%, 05/01/2030(d)	2,500,000	2,579,136
Total Financial Services		58,860,470

Food & Beverage (2.12%)
Anheuser-Busch InBev Worldwide, Inc.
3.650%, 02/01/2026	500,000	545,862
4.000%, 01/17/2043	1,920,000	1,967,583
4.900%, 02/01/2046	1,000,000	1,150,619
Campbell Soup Co.
2.375%, 04/24/2030	1,000,000	1,012,181
3.125%, 04/24/2050	2,000,000	1,996,359
3.300%, 03/19/2025	2,850,000	3,041,555
3.800%, 08/02/2042	321,000	330,910
Keurig Dr Pepper, Inc.
3.200%, 05/01/2030	1,000,000	1,068,963
3.800%, 05/01/2050	1,000,000	1,065,089
Kraft Heinz Foods Co.
2.800%, 07/02/2020	3,334,000	3,327,721
4.875%, 02/15/2025(d)	4,015,000	4,128,150
	Principal Amount	Value (Note 2)
Mondelez International, Inc.
2.750%, 04/13/2030	$500,000	$530,512
Total Food & Beverage		20,165,504
Forest & Paper Products Manufacturing (0.63%)
Georgia-Pacific LLC
2.100%, 04/30/2027(d)	1,000,000	999,898
2.300%, 04/30/2030(d)	5,000,000	5,001,100
Total Forest & Paper Products Manufacturing		6,000,998
Hardware (0.47%)
EMC Corp.
2.650%, 06/01/2020	4,481,000	4,472,710

Health Care Facilities & Services (2.87%)
Cigna Corp.
Series WI
3M US L + 0.65%, 09/17/2021(a)	2,895,000	2,846,895
2.400%, 03/15/2030	1,000,000	1,009,778
3.400%, 03/15/2050	3,000,000	3,124,809
3.875%, 10/15/2047(d)	2,728,000	3,007,604
4.125%, 09/15/2020(d)	500,000	505,081
HCA, Inc.
3.500%, 09/01/2030	3,500,000	3,344,585
4.125%, 06/15/2029	3,000,000	3,234,154
4.500%, 02/15/2027	3,680,000	3,986,587
5.250%, 04/15/2025	1,737,000	1,938,084
5.250%, 06/15/2049	3,500,000	4,127,098
Total Health Care Facilities & Services		27,124,675
Integrated Oils (0.75%)
BP Capital Markets America, Inc.
2.937%, 04/06/2023	1,750,000	1,806,423
3.543%, 04/06/2027	5,000,000	5,250,591
Total Integrated Oils		7,057,014
Machinery Manufacturing (0.16%)
Dover Corp.
2.950%, 11/04/2029	500,000	525,049
Oshkosh Corp.
3.100%, 03/01/2030	1,000,000	970,324
Total Machinery Manufacturing		1,495,373
Mass Merchants (0.58%)
Costco Wholesale Corp.
1.375%, 06/20/2027	2,000,000	2,012,815
1.600%, 04/20/2030	3,000,000	2,971,037
1.750%, 04/20/2032	500,000	498,578
Total Mass Merchants		5,482,430
Medical Equipment & Devices Manufacturing (0.77%)
Alcon Finance Corp.
3.000%, 09/23/2029(d)	1,000,000	1,042,986
3.800%, 09/23/2049(d)	1,000,000	1,092,179
Baxter International, Inc.
3.750%, 10/01/2025(d)	1,800,000	2,006,215
3.950%, 04/01/2030(d)	1,000,000	1,160,655
Zimmer Biomet Holdings, Inc.
3.050%, 01/15/2026	2,000,000	2,020,408
Total Medical Equipment & Devices Manufacturing		7,322,443

68	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Pharmaceuticals (2.69%)
AbbVie, Inc.
2.150%, 11/19/2021(d)	$3,250,000	$3,295,230
2.950%, 11/21/2026(d)	4,000,000	4,241,060
3.200%, 11/21/2029(d)	1,000,000	1,062,047
3.600%, 05/14/2025	600,000	652,300
4.050%, 11/21/2039(d)	1,250,000	1,383,909
4.250%, 11/21/2049(d)	3,000,000	3,480,862
Elanco Animal Health, Inc.
4.662%, 08/27/2021	2,919,000	2,999,856
5.022%, 08/28/2023	2,787,000	2,954,220
5.650%, 08/28/2028	2,003,000	2,228,338
Pfizer, Inc.
2.625%, 04/01/2030	3,000,000	3,238,242
Total Pharmaceuticals		25,536,064
Pipeline (2.08%)
Enable Midstream Partners LP
4.150%, 09/15/2029	500,000	374,634
4.400%, 03/15/2027	1,000,000	775,683
4.950%, 05/15/2028	900,000	692,114
Energy Transfer Operating LP
4.200%, 04/15/2027	2,215,000	2,093,067
Series B
3M US L + 4.155%, 12/31/2049(a)(e)	1,256,000	901,877
Series F
5Y US TI + 5.134%, 12/31/2049(a)(e)	1,000,000	762,500
Midwest Connector Capital Co. LLC
3.625%, 04/01/2022(d)	3,145,000	3,020,366
3.900%, 04/01/2024(d)	300,000	298,215
MPLX LP
4.875%, 12/01/2024	2,800,000	2,784,508
5.250%, 01/15/2025(d)	2,378,000	2,357,987
3M US L + 0.90%, 09/09/2021(a)	400,000	376,411
Western Midstream Operating LP
3.100%, 02/01/2025	4,000,000	3,670,001
5.250%, 02/01/2050	1,500,000	1,188,750
3M US L + 0.85%, 01/13/2023(a)	500,000	407,711
Total Pipeline		19,703,824
Property & Casualty Insurance (0.33%)
Berkshire Hathaway Finance Corp.
1.850%, 03/12/2030	1,000,000	1,027,421
Fairfax US, Inc.
4.875%, 08/13/2024(d)	2,000,000	2,068,086
Total Property & Casualty Insurance		3,095,507
Refining & Marketing (1.38%)
Marathon Petroleum Corp.
4.500%, 05/01/2023	1,500,000	1,505,012
4.700%, 05/01/2025	1,000,000	1,006,726
5.125%, 12/15/2026	1,713,000	1,737,740
	Principal Amount	Value (Note 2)
Phillips 66
3.700%, 04/06/2023	$3,500,000	$3,637,086
3.850%, 04/09/2025	5,000,000	5,245,638
Total Refining & Marketing		13,132,202
Restaurants (0.18%)
McDonald's Corp.
2.125%, 03/01/2030	1,700,000	1,702,391

Retail - Consumer Discretionary (0.74%)
Gap, Inc.
8.375%, 05/15/2023(d)	500,000	523,750
8.625%, 05/15/2025(d)	2,000,000	2,080,000
8.875%, 05/15/2027(d)	1,000,000	1,040,000
TJX Cos., Inc.
3.875%, 04/15/2030	3,000,000	3,351,688
Total Retail - Consumer Discretionary		6,995,438
Retail - Consumer Staples (0.04%)
Sysco Corp.
3.300%, 07/15/2026	355,000	356,353

Semiconductors (1.58%)
Lam Research Corporation
1.900%, 06/15/2030	500,000	498,350
2.875%, 06/15/2050	1,000,000	997,370
Microchip Technology, Inc.
3.922%, 06/01/2021	13,279,000	13,503,261
Total Semiconductors		14,998,981
Software & Services (0.67%)
Adobe, Inc.
2.300%, 02/01/2030	1,000,000	1,052,870
Broadridge Financial Solutions, Inc.
2.900%, 12/01/2029	3,000,000	3,095,526
IHS Markit, Ltd.
4.250%, 05/01/2029	2,000,000	2,166,940
Total Software & Services		6,315,336
Supermarkets & Pharmacies (0.32%)
Kroger Co.
2.650%, 10/15/2026	2,860,000	2,996,703

Transportation & Logistics (0.19%)
Penske Truck Leasing Co. Lp / PTL
Finance Corp.
3.200%, 07/15/2020(d)	992,000	992,306
3.375%, 02/01/2022(d)	767,000	779,427
Total Transportation & Logistics		1,771,733
Utilities (3.46%)
Avangrid, Inc.
3.200%, 04/15/2025	2,500,000	2,639,739
Berkshire Hathaway Energy Co.
3.700%, 07/15/2030(d)	1,000,000	1,139,988
4.250%, 10/15/2050(d)	500,000	625,567
Dominion Energy, Inc.
2.715%, 08/15/2021(c)	2,300,000	2,321,942
3.071%, 08/15/2024(c)	1,500,000	1,578,555
4.104%, 04/01/2021(c)	5,505,000	5,592,850

69	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Principal Amount	Value (Note 2)
Edison International
4.950%, 04/15/2025	$3,800,000	$4,130,218
Exelon Corp.
3.497%, 06/01/2022	2,673,000	2,755,758
5.150%, 12/01/2020	100,000	101,173
Florida Power & Light Co.
2.850%, 04/01/2025	900,000	976,570
Nevada Power Co.
Series DD
2.400%, 05/01/2030	2,000,000	2,097,204
NextEra Energy Capital Holdings, Inc.
2.403%, 09/01/2021	1,000,000	1,017,234
2.750%, 11/01/2029	3,000,000	3,232,435
Oncor Electric Delivery Co. LLC
2.750%, 05/15/2030(d)	1,000,000	1,099,458
3.700%, 05/15/2050(d)	1,000,000	1,247,759
Xcel Energy, Inc.
3.400%, 06/01/2030	2,000,000	2,228,247
Total Utilities		32,784,697

Waste & Environment Services & Equipment (0.16%)
GFL Environmental, Inc.
4.250%, 06/01/2025(d)	1,500,000	1,511,250

Wireless Telecommunications Services (2.60%)
AT&T, Inc.
3.875%, 01/15/2026	378,000	411,009
4.300%, 02/15/2030	6,500,000	7,339,149
4.300%, 12/15/2042	1,500,000	1,632,525
4.350%, 03/01/2029	1,100,000	1,238,064
Sprint Communications, Inc.
7.000%, 08/15/2020	355,000	359,136
T-Mobile USA, Inc.
3.500%, 04/15/2025(d)	4,625,000	4,878,219
3.875%, 04/15/2030(d)	4,000,000	4,395,400
4.375%, 04/15/2040(d)	1,000,000	1,134,560
4.500%, 04/15/2050(d)	1,000,000	1,170,150
Verizon Communications, Inc.
3.150%, 03/22/2030	1,000,000	1,109,280
4.016%, 12/03/2029	806,000	942,357
Total Wireless Telecommunications Services		24,609,849

Wireline Telecommunications Services (0.33%)
CenturyLink, Inc.
Series S
6.450%, 06/15/2021	3,000,000	3,089,100

TOTAL CORPORATE BONDS
(Cost $519,342,664)		528,524,979

GOVERNMENT BONDS (29.25%)
U.S. Treasury Bonds (29.25%)
United States Treasury Bonds
2.000%, 02/15/2050	35,240,000	41,415,259
2.375%, 11/15/2049	14,738,000	18,651,630
3.000%, 05/15/2042	2,000,000	2,700,000
	Principal Amount	Value (Note 2)
United States Treasury Notes
0.375%, 03/31/2022	$17,640,000	$17,703,049
0.500%, 03/15/2023	15,704,000	15,818,406
0.500%, 03/31/2025	26,959,000	27,146,448
1.125%, 02/28/2025	24,127,000	25,031,763
1.125%, 02/28/2027	1,680,000	1,747,988
1.250%, 08/31/2024	1,719,000	1,786,753
1.375%, 01/31/2025	8,374,000	8,776,345
1.500%, 01/15/2023	4,300,000	4,446,385
1.500%, 10/31/2024	8,100,000	8,517,023
1.500%, 02/15/2030	24,277,000	26,253,300
1.625%, 12/15/2022	8,850,000	9,172,714
1.625%, 10/31/2023	17,506,000	18,321,123
1.625%, 10/31/2026	5,000,000	5,357,617
1.750%, 12/31/2024	24,050,000	25,607,613
2.125%, 02/29/2024	17,210,000	18,395,877
Total U.S. Treasury Bonds		276,849,293
TOTAL GOVERNMENT BONDS
(Cost $269,937,533)		276,849,293

	Shares	Value (Note 2)
PREFERRED STOCK (1.40%)
Communications (0.29%)
Wireless Telecommunications Services (0.29%)
AT&T, Inc.(e)	120,000	2,761,200

TOTAL Communications		2,761,200
Financials (1.11%)
Banks (0.51%)
CIT Group, Inc.(e)	160,000	3,347,200
Wells Fargo & Co.(e)	60,000	1,432,800
		4,780,000

Consumer Finance (0.28%)
Capital One Financial Corp.(e)	80,000	1,856,000
Synchrony Financial(e)	40,000	833,600
		2,689,600

Life Insurance (0.21%)
MetLife, Inc.(e)(f)	80,000	1,980,000

Property & Casualty Insurance(0.11%)
Allstate Corp.(e)	40,000	1,024,000

TOTAL Financials		10,473,600

TOTAL PREFERRED STOCK
(Cost $14,500,000)		13,234,800

70	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Investments	April 30, 2020 (Unaudited)

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.13%)
Money Market Fund (3.13%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	0.159%	29,658,815	$29,658,815

TOTAL SHORT TERM INVESTMENTS
(Cost $29,658,815)			29,658,815

Value (Note 2)
TOTAL INVESTMENTS (102.40%)
(Cost $949,859,368)	$969,403,934

Liabilities In Excess Of Other Assets (-2.40%)	(22,758,828)

NET ASSETS (100.00%)	$946,645,106

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of April 30, 2020 was 0.33%

3M US L - 3 Month LIBOR as of April 30, 2020 was 0.56%

1Y US TI - 1 Year Treasury Yield as of April 30, 2020 was 0.16%

5Y US TI - 5 Year Treasury Yield as of April 30, 2020 was 0.36%

1D US SOFR - 1 Day SOFR as of April 30, 2020 was 0.04%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of April 30, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Issued with zero coupon.
(c)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of April 30, 2020.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2020, the aggregate market value of those securities was $134,165,190, representing 14.17% of net assets.
(e)	Perpetual.
(f)	Non-Income Producing Security.

See Notes to Financial Statements.

71	| April 30, 2020

ALPS | Smith Funds

Statements of Assets and Liabilities	April 30, 2020 (Unaudited)

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund
ASSETS
Investments, at value	$62,850,589	$969,403,934
Receivable for investments sold	2,598,151	12,570,002
Receivable for shares sold	292,556	10,688,057
Interest receivable	304,340	4,565,309
Prepaid expenses and other assets	10,014	24,002
Total Assets	66,055,650	997,251,304
LIABILITIES
Payable for investments purchased	4,795,430	45,463,027
Payable for shares redeemed	2,002	4,527,070
Investment advisory fees payable	4,372	362,164
Administration and transfer agency fees payable	39,792	188,475
Distribution and services fees payable	856	7,831
Trustees' fees and expenses payable	807	9,662
Professional fees payable	13,068	18,652
Custody fees payable	2,914	6,324
Accrued expenses and other liabilities	3,948	22,993
Total Liabilities	4,863,189	50,606,198
NET ASSETS	$61,192,461	$946,645,106
NET ASSETS CONSIST OF
Paid-in capital	$59,891,799	$922,017,959
Total distributable earnings	1,300,662	24,627,147
NET ASSETS	$61,192,461	$946,645,106
INVESTMENTS, AT COST	$62,106,457	$949,859,368

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.35	$11.15
Net Assets	$500,329	$5,068,646
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	48,363	454,589
Class A:
Net Asset Value, offering and redemption price per share	$10.34	$11.15
Net Assets	$671,125	$10,374,742
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	64,898	930,514
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$10.94	$11.80
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.34	$11.13
Net Assets	$585,924	$3,566,220
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	56,684	320,403
Class I:
Net Asset Value, offering and redemption price per share	$10.35	$11.15
Net Assets	$59,435,083	$927,635,498
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,741,206	83,226,467

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

72	| April 30, 2020

ALPS | Smith Funds

Statements of Operations	For the Six Months Ended April 30, 2020 (Unaudited)

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund
INVESTMENT INCOME
Dividends	$4,320	$269,672
Foreign taxes withheld on dividends	(113)	(2,837)
Interest	691,994	7,884,907
Total Investment Income	696,201	8,151,742

EXPENSES
Investment advisory fees	105,001	1,731,173
Administrative fees	46,570	305,348
Transfer agency fees	2,767	6,461
Distribution and service fees
Investor Class	688	6,371
Class A	676	12,558
Class C	2,733	12,875
Professional fees	12,920	18,289
Reports to shareholders and printing fees	2,750	14,522
State registration fees	32,088	43,129
Insurance fees	323	2,548
Custody fees	4,033	16,572
Trustees' fees and expenses	954	10,773
Repayment of previously waived fees
Investor Class	–	43
Class A	–	59
Class C	–	25
Class I	–	4,348
Miscellaneous expenses	4,607	9,200
Total Expenses	216,110	2,194,294
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(645)	(176)
Class A	(640)	(324)
Class C	(674)	(56)
Class I	(68,895)	(23,158)
Net Expenses	145,256	2,170,580
Net Investment Income	550,945	5,981,162
Net realized gain on investments	576,407	5,694,751
Net Realized Gain	576,407	5,694,751
Net change in unrealized appreciation on investments	358,282	13,015,214
Net Change in Unrealized Appreciation	358,282	13,015,214
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	934,689	18,709,965
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,485,634	$24,691,127

See Notes to Financial Statements.

73	| April 30, 2020

ALPS | Smith Short Duration Bond Fund

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
OPERATIONS
Net investment income	$550,945	$814,781
Net realized gain	576,407	426,249
Net change in unrealized appreciation	358,282	421,108
Net Increase in Net Assets Resulting from Operations	1,485,634	1,662,138

DISTRIBUTIONS
From distributable earnings
Investor Class	(8,355)	(10,717)
Class A	(8,325)	(4,962)
Class C	(6,677)	(6,391)
Class I	(964,615)	(813,500)
Net Decrease in Net Assets from Distributions	(987,972)	(835,570)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	39,669	258,218
Class A	223,795	369,919
Class C	86,504	131,126
Class I	34,041,038	41,853,588
Dividends reinvested
Investor Class	6,063	10,000
Class A	5,949	4,473
Class C	6,044	5,616
Class I	591,851	440,376
Shares redeemed
Investor Class	(68,646)	(252,456)
Class A	(35,759)	(18,487)
Class C	(9,405)	(20,155)
Class I	(20,595,820)	(11,777,876)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	14,291,283	31,004,342

Net increase in net assets	14,788,945	31,830,910

NET ASSETS
Beginning of period	46,403,516	14,572,606
End of period	$61,192,461	$46,403,516

See Notes to Financial Statements.

74	| April 30, 2020

ALPS | Smith Total Return Bond Fund

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
OPERATIONS
Net investment income	$5,981,162	$3,139,972
Net realized gain	5,694,751	4,027,836
Net change in unrealized appreciation	13,015,214	6,559,219
Net Increase in Net Assets Resulting from Operations	24,691,127	13,727,027

DISTRIBUTIONS
From distributable earnings
Investor Class	(61,489)	(58,353)
Class A	(142,665)	(42,792)
Class C	(32,644)	(5,589)
Class I	(10,294,356)	(3,126,201)
Net Decrease in Net Assets from Distributions	(10,531,154)	(3,232,935)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	2,843,398	7,455,767
Class A	2,868,118	8,877,480
Class C	1,919,835	1,700,810
Class I	635,432,800	358,733,093
Dividends reinvested
Investor Class	56,344	56,025
Class A	137,258	40,890
Class C	32,288	5,571
Class I	7,434,906	2,384,296
Shares redeemed
Investor Class	(2,037,532)	(3,982,563)
Class A	(690,278)	(1,263,173)
Class C	(160,968)	(111,542)
Class I	(95,058,434)	(15,780,343)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	552,777,735	358,116,311

Net increase in net assets	566,937,708	368,610,403

NET ASSETS
Beginning of period	379,707,398	11,096,995
End of period	$946,645,106	$379,707,398

See Notes to Financial Statements.

75	| April 30, 2020

ALPS | Smith Short Duration Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.25		$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.23	0.07
Net realized and unrealized gain/(loss)	0.19		0.27	(0.04)
Total from investment operations	0.27		0.50	0.03

DISTRIBUTIONS:
From net investment income	(0.09)		(0.22)	(0.05)
From net realized gains	(0.08)		(0.01)	–
Total distributions	(0.17)		(0.23)	(0.05)

Net increase/(decrease) in net asset value	0.10		0.27	(0.02)
Net asset value, end of period	$10.35		$10.25	$9.98
TOTAL RETURN(b)	2.60%		5.04%	0.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$500		$519	$491
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.00	%(c)	1.10%	2.79	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75	%(c)	0.76%	0.89	%(c)
Ratio of net investment income to average net assets	1.67	%(c)	2.22%	1.93	%(c)
Portfolio turnover rate(d)	353%		639%	266%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

76	| April 30, 2020

ALPS | Smith Short Duration Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.24		$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.22	0.06
Net realized and unrealized gain/(loss)	0.19		0.27	(0.03)
Total from investment operations	0.27		0.49	0.03

DISTRIBUTIONS:
From net investment income	(0.09)		(0.22)	(0.05)
From net realized gains	(0.08)		(0.01)	–
Total distributions	(0.17)		(0.23)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		0.00 (b)	–
Net increase/(decrease) in net asset value	0.10		0.26	(0.02)
Net asset value, end of period	$10.34		$10.24	$9.98
TOTAL RETURN(c)	2.60%		4.96%	0.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$671		$471	$110
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.00	%(d)	1.09%	4.28	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75	%(d)	0.74%	0.89	%(d)
Ratio of net investment income to average net assets	1.67	%(d)	2.17%	1.86	%(d)
Portfolio turnover rate(e)	353%		639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

77	| April 30, 2020

ALPS | Smith Short Duration Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.24		$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.15	0.05
Net realized and unrealized gain/(loss)	0.18		0.27	(0.04)
Total from investment operations	0.23		0.42	0.01

DISTRIBUTIONS:
From net investment income	(0.05)		(0.15)	(0.03)
From net realized gains	(0.08)		(0.01)	–
Total distributions	(0.13)		(0.16)	(0.03)

Net increase/(decrease) in net asset value	0.10		0.26	(0.02)
Net asset value, end of period	$10.34		$10.24	$9.98
TOTAL RETURN(b)	2.24%		4.19%	0.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$586		$497	$370
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.74	%(c)	1.83%	3.54	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.49	%(c)	1.49%	1.48	%(c)
Ratio of net investment income to average net assets	0.93	%(c)	1.48%	1.35	%(c)
Portfolio turnover rate(d)	353%		639%	266%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

78	| April 30, 2020

ALPS | Smith Short Duration Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.25		$9.99	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.25	0.08
Net realized and unrealized gain/(loss)	0.18		0.26	(0.03)
Total from investment operations	0.28		0.51	0.05

DISTRIBUTIONS:
From net investment income	(0.10)		(0.25)	(0.06)
From net realized gains	(0.08)		(0.01)	–
Total distributions	(0.18)		(0.26)	(0.06)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(b)	0.01	0.00	(b)
Net increase/(decrease) in net asset value	0.10		0.26	(0.01)
Net asset value, end of period	$10.35		$10.25	$9.99
TOTAL RETURN(c)	2.74%		5.21%	0.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$59,435		$44,916	$13,601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.74	%(d)	0.82%	1.70	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.49	%(d)	0.49%	0.49	%(d)
Ratio of net investment income to average net assets	1.93	%(d)	2.46%	2.36	%(d)
Portfolio turnover rate(e)	353%		639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

79	| April 30, 2020

ALPS | Smith Total Return Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.99		$10.05	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.22	0.07
Net realized and unrealized gain	0.26		0.95	0.03
Total from investment operations	0.35		1.17	0.10

DISTRIBUTIONS:
From net investment income	(0.09)		(0.21)	(0.05)
From net realized gains	(0.10)		(0.02)	–
Total distributions	(0.19)		(0.23)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(b)	0.00 (b)	–
Net increase in net asset value	0.16		0.94	0.05
Net asset value, end of period	$11.15		$10.99	$10.05
TOTAL RETURN(c)	3.17%		11.77%	1.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,069		$4,121	$345
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.96	%(d)	1.07%	2.97	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.95	%(d)	0.96%	1.07	%(d)
Ratio of net investment income to average net assets	1.61	%(d)	2.05%	2.20	%(d)
Portfolio turnover rate(e)	195%		489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

80	| April 30, 2020

ALPS | Smith Total Return Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.99		$10.05	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.21	0.07
Net realized and unrealized gain	0.26		0.97	0.03
Total from investment operations	0.35		1.18	0.10

DISTRIBUTIONS:
From net investment income	(0.09)		(0.22)	(0.05)
From net realized gains	(0.10)		(0.02)	–
Total distributions	(0.19)		(0.24)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(b)	0.00 (b)	–
Net increase in net asset value	0.16		0.94	0.05
Net asset value, end of period	$11.15		$10.99	$10.05
TOTAL RETURN(c)	3.17%		11.79%	1.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10,375		$7,929	$136
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.96	%(d)	1.05%	3.96	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.96	%(d)	0.95%	1.07	%(d)
Ratio of net investment income to average net assets	1.61	%(d)	1.91%	2.10	%(d)
Portfolio turnover rate(e)	195%		489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

81	| April 30, 2020

ALPS | Smith Total Return Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.97		$10.04	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.13	0.05
Net realized and unrealized gain	0.26		0.97	0.03
Total from investment operations	0.31		1.10	0.08

DISTRIBUTIONS:
From net investment income	(0.05)		(0.15)	(0.04)
From net realized gains	(0.10)		(0.02)	–
Total distributions	(0.15)		(0.17)	(0.04)

Net increase in net asset value	0.16		0.93	0.04
Net asset value, end of period	$11.13		$10.97	$10.04
TOTAL RETURN(b)	2.82%		10.98%	0.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,566		$1,727	$121
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.67	%(c)	1.79%	4.69	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.67	%(c)	1.67%	1.67	%(c)
Ratio of net investment income to average net assets	0.88	%(c)	1.20%	1.49	%(c)
Portfolio turnover rate(d)	195%		489%	345%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

82	| April 30, 2020

ALPS | Smith Total Return Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.99		$10.04	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.24	0.09
Net realized and unrealized gain	0.26		0.97	0.02
Total from investment operations	0.36		1.21	0.11

DISTRIBUTIONS:
From net investment income	(0.10)		(0.24)	(0.07)
From net realized gains	(0.10)		(0.02)	–
Total distributions	(0.20)		(0.26)	(0.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(b)	0.00 (b)	–
Net increase in net asset value	0.16		0.95	0.04
Net asset value, end of period	$11.15		$10.99	$10.04
TOTAL RETURN(c)	3.32%		12.19%	1.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$927,635		$365,930	$10,495
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.68	%(d)	0.76%	2.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.67	%(d)	0.67%	0.67	%(d)
Ratio of net investment income to average net assets	1.88	%(d)	2.22%	2.64	%(d)
Portfolio turnover rate(e)	195%		489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

83	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund

Management Commentary	April 30, 2020 (Unaudited)

2020 – H1 Commentary and Outlook

We begin our commentary for this period with an announcement that we have changed the name of the fund to the ALPS | Red Rocks Global Opportunity Fund, (the “Fund”). The investment team, process, philosophy, and objective of the Fund will remain the same.

In seeking to appeal to a broader base of investors we identified several issues with the “Listed Private Equity” moniker:

•	Listed private equity is not a widely recognized investment modality.
•	The name “listed private equity” has provided significant confusion for investors and research analysts on the nature and characteristics of the Fund, objective, return expectations, liquidity, among others, and has limited the inclusion of the fund in investment models and recommended lists.
•	Morningstar has classified the fund in global small-medium (SMID) category, and the characteristics of the Fund reflect a strategy that owns global equities with unique characteristics, providing investors with exposure to small and mid-sized growth companies.

Perhaps most importantly, listed private equity describes an asset structure but neglects to describe the value creation efforts undertaken by the company’s managers.

Unconstrained Capital Allocation

From a broad perspective, companies in the Fund’s portfolio (and investment universe) since inception have pursued a highly disciplined and flexible capital allocation process, choosing investment projects that provide a significantly high return on invested capital (ROIC). This approach utilizes a longer term investment horizon and capital return assumptions and is not restricted to any particular industry, geography, or business function. In addition, companies in the portfolio have often used M&A to enhance the competitive position of their businesses.

We have coined the term “unconstrained capital allocation” to describe these companies and believe that it is this capital allocation process, and not the structure of the investment, which can provide attractive risk-adjusted returns for investors.

As we mentioned above, the investment team, process, philosophy, and objective of the Fund will remain the same. We will continue to seek out companies globally who utilize an unconstrained capital allocation process and have a track record of high ROIC.

We believe that changing the name provides more clarity on the investment nature and objective and better positions the fund for broader access and inclusion, which we believe will ultimately benefit investors.

COVID-19

The COVID-19 pandemic represents an exogenous shock to global markets. The situation is far from resolved and the global economic outlook is uncertain for the foreseeable future.

Our team is safe, working remotely, and fully operational; they have been able to leverage the resources, capabilities, and technology of our parent company.

The team is closely monitoring the portfolio and has increased the frequency of communication with company management teams. As we did in 2008, we are focusing on the financial health and capital structure of portfolio companies and closely monitoring developments in M&A activity, credit markets, and the potential impact of COVID-19 on the business ecosystems of each of our portfolio companies.

There have been a number of attractive companies in our investment universe which have been sold off due to COVID-19 fears, many of which have little economic exposure to the effects of the pandemic. We believe this represents an opportunity to selectively to add to positions that have been sold off. Conversely, we are also reducing exposures where warranted.

This pandemic is unprecedented due to the global scale and negative economic impact. Both the duration and severity are unknown. There is some possibility that the outlook and financial performance of our portfolio will need to be recalibrated.

What has not changed is our focus on fundamental valuations and the effectiveness of capital allocation programs, operational improvement initiatives, and shareholder value-creation within our portfolio companies.

H1 2020 Portfolio Review

In January 2020, we started our 13th year of managing the Fund.

Although we are not particularly superstitious and don’t believe the number 13 represents bad luck, the events of this past several months may be enough for us to re-examine this mindset, as both global equity and fixed income markets collapsed in the wake of the COVID-19 pandemic, the Saudi Arabia-Russia oil price war, and a literal shut down of the global economy.

We expect that much of the damage from this period will bleed over into the rest of the year as it will take some time to fully understand the impact to almost every sector of the global economy.

For the six-month period ending April 30, 2020, the Fund’s Investor shares (LPEFX) returned -16.06% compared with -7.90% and -18.92% for the Morningstar Developed Markets Index (the Fund’s primary benchmark) and the Global Listed Private Equity Index, respectively.

84	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund

Management Commentary	April 30, 2020 (Unaudited)

We exited four names, added nine, and ended the period with 44 holdings.

Net Contributors to performance included:

•	Danaher Corp
•	Liberty Broadband-C
•	HBM Healthcare IVST-A

Net detractors from performance included:

•	3I Group PLC
•	AURELIUS Equity Opportunities SE & Co. KGaA
•	FS KKR Capital Corp

Over the past several periods, we have frequently mentioned our efforts to prepare for the end of this long bull market. While we could not have foreseen a worldwide pandemic, we saw many reasons to consider caution - including high valuations, the yield curve inversion, slowing growth, and the emergence of zero (and even negative) interest rates.

Due to these preparations, our portfolio was positioned in largely cash rich, broadly diversified firms. Unfortunately, we invest in stocks that get lumped in the levered financials bucket, and in drawdowns we see the baby often gets thrown out with the bathwater. This does not reflect the fundamental soundness of our holdings, nor the resilience they have to battle any economic conditions. Historically, our stocks have tended to rebound quickly as cooler minds prevail and the underlying value becomes recognized.

Outlook

We remind our shareholders that we are patient investors with a time horizon measured in years, not months or quarters. Our research and investment process, honed over the past decade, focuses on economic fundamentals of the companies in the portfolio, and it takes time for business transformations to be completed and an investment thesis to become fully realized.

We have managed through several periods of dislocation over the past decade. If history is a guide, there will be attractive opportunities to invest at significant discounts, reaping the benefits of unconstrained capital allocation and significant cash reserves at companies in the portfolio. Through the last bear market, our portfolio holdings were able to deploy capital effectively and exit a stronger entity. Although we do not plan material changes to the portfolio, some adjustments are likely as more vulnerable positions are trimmed to enable flexibility and opportunistic purchases.

While we are beginning to see government-funded relief for struggling economies, the full scope of the damage is not yet fully understood. With unemployment reaching all-time highs, consumer confidence plummeting, oil prices hovering just over $20, and a global recession looming, it is possible that we will experience a deflationary cycle in which higher risk companies struggle to obtain financing as weak demand for their products diminish revenue and margins. In such a scenario, we expect defaults and unexpected market gyrations.

Our portfolio is positioned well to thrive in this scenario, as our managers will have the cash, options, and experience to keep their investments funded and/or take on new investments as other companies struggle. While we do not know what the future will bring, we continue to leverage our investment process to invest in high quality, flexible, cash rich companies with strong track records and prospects.

We would like to thank every one of our investors who have held in there with us. Please stay safe and well!

Andrew Drummond	Kirk McCown
Portfolio Manager	Portfolio Manager

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Red Rocks Capital, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

85	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund

Performance Update	April 30, 2020 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2020)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2020)

	6 Month	1 Year	3 Year	5 Year	10 Year	Total Expense Ratio	What You Pay*
Investor# (NAV)	-16.06%	-9.40%	2.29%	3.70%	8.11%	2.31%	2.31%
Class A (NAV)	-16.01%	-9.43%	2.28%	3.69%	8.10%	2.30%	2.30%
Class A (MOP)	-20.67%	-14.37%	0.36%	2.52%	7.49%
Class C (NAV)	-16.37%	-10.09%	1.53%	2.95%	7.28%	2.95%	2.95%
Class C (CDSC)	-17.09%	-10.86%	1.53%	2.95%	7.28%
Class I	-16.00%	-9.20%	2.54%	3.96%	8.39%	1.98%	1.98%
Class R	-16.28%	-9.75%	2.07%	3.47%	7.92%	2.40%	2.40%
Morningstar Developed Markets Index[1]	-7.90%	-4.57%	4.99%	5.23%	8.29%
MSCI World Index[2]	-7.03%	-3.46%	5.58%	5.52%	8.29%
Red Rocks Global Listed Private Equity Index[3]	-18.92%	-15.47%	-0.56%	2.16%	7.38%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

86	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund

Performance Update	April 30, 2020 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class C shares.

Fund Inception date of December 31, 2007 for Investor Class, Class I, and Class R; Fund Inception date June 30, 2010 for Class C; Fund Inception date June 12, 2018 for Class A.

[1]	The Morningstar Developed Markets Index replaced the MSCI World Index as the Fund’s primary index effective December 18, 2019. The Morningstar Developed Market Index measures the performance of developed regional markets targeting the top 97% of stocks by market capitalization. The Adviser and Sub-Adviser made this recommendation to the Board because the new index closely aligns to the Fund’s investment strategies and investment restrictions. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	MSCI World Index: Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[3]	The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Sub-Advisor. An investor may not invest directly in an index.
*	What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2021, and Acquired Fund Fees and Expenses of 0.79%. Please see the current prospectus dated February 28, 2020 for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to March 31, 2020, the ALPS | Red Rocks Global Opportunity Fund was known as the ALPS | Red Rocks Listed Private Equity Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

87	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund

Performance Update	April 30, 2020 (Unaudited)

Top Ten Holdings (as a % of Net Assets) †

HarbourVest Global Private Equity, Ltd.	6.13%
IAC/interactivecorp	5.56%
Pantheon International PLC Fund	5.43%
Liberty Broadband Corp.	4.32%
Berkshire Hathaway, Inc.	4.23%
Brookfield Asset Management, Inc.	4.22%
Blackstone Group, Inc.	4.21%
KKR & Co. LP	3.85%
HBM Healthcare Investments AG	3.75%
Brederode SA	3.04%
Top Ten Holdings	44.74%

†	Holdings are subject to change and my not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

88	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Shares	Value (Note 2)
CLOSED-END FUNDS (24.16%)
HarbourVest Global Private Equity, Ltd.(a)	398,000	$7,241,058
HBM Healthcare Investments AG, Class A	19,700	4,432,784
HgCapital Trust PLC	1,152,000	3,257,254
ICG Enterprise Trust PLC	212,000	1,956,925
NB Private Equity Partners, Ltd.	252,096	2,823,990
Pantheon International PLC Fund(a)	256,000	6,409,950
Princess Private Equity Holding, Ltd.	238,500	2,429,722
TOTAL CLOSED-END FUNDS
(Cost $26,676,350)		28,551,683

COMMON STOCKS (73.96%)
Communications (14.51%)
Media (14.51%)
GCI Liberty, Inc., Class A(a)	11,600	705,628
IAC/interactivecorp(a)	29,400	6,570,312
Liberty Broadband Corp., Class C(a)	41,600	5,103,488
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	77,000	2,595,670
Naspers, Ltd., Class N	13,900	2,163,515
		17,138,613

TOTAL COMMUNICATIONS		17,138,613

Consumer Discretionary (0.77%)
Internet (0.77%)
Rocket Internet SE(a)(b)(c)	43,500	915,051

TOTAL CONSUMER DISCRETIONARY		915,051

Diversified (1.30%)
Holding Companies-Diversified Operations (1.30%)
Schouw & Co. A/S	21,500	1,542,051

TOTAL DIVERSIFIED		1,542,051

Financials (45.87%)
Diversified Financial Services (25.00%)
Apollo Global Management, Inc.	48,000	1,943,520
Berkshire Hathaway, Inc., Class B(a)	26,700	5,002,512
Blackstone Group, Inc., Class A	95,300	4,978,472
Cannae Holdings, Inc.(a)	86,000	2,713,300
Carlyle Group, Inc.	82,000	1,922,080
EXOR N.V.	28,900	1,576,054
Intermediate Capital Group PLC	185,000	2,617,144
KKR & Co., Inc., Class A	180,300	4,545,363
Pargesa Holding SA	13,000	924,775
Partners Group Holding AG	4,200	3,309,770
		29,532,990
	Shares	Value (Note 2)
Investment Companies (10.13%)
3i Group PLC	268,000	$2,632,782
Ares Capital Corp.	207,000	2,657,880
Eurazeo SE	12,100	579,510
FS KKR Capital Corp.	666,000	2,291,040
Investor AB, B Shares	57,500	2,857,647
New Mountain Finance Corp.	124,000	948,600
		11,967,459

Private Equity (6.52%)
Altamir	29,600	494,085
Brederode SA	45,026	3,595,406
Clairvest Group, Inc.	12,700	417,418
Standard Life Private Equity Trust PLC	864,000	3,202,721
		7,709,630

Real Estate (4.22%)
Brookfield Asset Management, Inc., Class A	147,299	4,981,652

TOTAL FINANCIALS		54,191,731

Industrials (6.56%)
Commercial Services (1.36%)
Brookfield Business Partners LP	51,100	1,603,173

Electrical Equipment (0.86%)
Melrose Industries PLC	808,000	1,009,917

Electronics (0.77%)
Fortive Corp.	14,300	915,200

Miscellaneous Manufacturers (3.57%)
Colfax Corp.(a)	68,500	1,766,615
Danaher Corp.	15,000	2,451,900
		4,218,515

TOTAL INDUSTRIALS		7,746,805

Information Technology (1.62%)
IT Services (1.62%)
Leidos Holdings, Inc.	19,400	1,916,914

TOTAL INFORMATION TECHNOLOGY		1,916,914

Utilities (3.33%)
Electric (2.95%)
Brookfield Infrastructure Partners LP	88,800	3,480,072

89	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Shares	Value (Note 2)
Investment Companies (0.38%)
Brookfield Infrastructure Corp.(a)	10,788	$451,586

TOTAL UTILITIES		3,931,658

TOTAL COMMON STOCKS
(Cost $86,477,568)		87,382,823

PREFERRED STOCK (0.24%)
Financials (0.24%)
Investment Companies (0.24%)
Compass Diversified Holdings(d)	12,500	290,000

TOTAL FINANCIALS		290,000

TOTAL PREFERRED STOCK
(Cost $201,897)		290,000

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (2.11%)
Money Market Fund (2.11%)
State Street Institutional Treasury Plus Money Market Fund	0.276%	2,488,151	2,488,151

TOTAL MONEY MARKET FUND			2,488,151

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,488,151)			2,488,151

TOTAL INVESTMENTS (100.47%)
(Cost $115,843,966)			$118,712,657

Liabilities In Excess Of Other Assets (-0.47%)			(558,891)

NET ASSETS (100.00%)			$118,153,766

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2020, the aggregate market value of those securities was $915,051, representing 0.77% of net assets
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2020 the aggregate market value of those securities was $915,051 representing 0.77% of net assets.
(d)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

90	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund

Statement of Assets and Liabilities	April 30, 2020 (Unaudited)

ASSETS
Investments, at value	$118,712,657
Receivable for investments sold	1,196,719
Receivable for shares sold	130,142
Dividends receivable	561,473
Prepaid expenses and other assets	28,756
Total Assets	120,629,747
LIABILITIES
Payable for investments purchased	3,274
Payable for shares redeemed	2,260,709
Investment advisory fees payable	82,962
Administration and transfer agency fees payable	56,737
Distribution and services fees payable	21,724
Trustees' fees and expenses payable	17
Professional fees payable	23,782
Custody fees payable	12,708
Accrued expenses and other liabilities	14,068
Total Liabilities	2,475,981
NET ASSETS	$118,153,766
NET ASSETS CONSIST OF
Paid-in capital	$126,179,858
Total distributable earnings	(8,026,092)
NET ASSETS	$118,153,766
INVESTMENTS, AT COST	$115,843,966
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$5.61
Net Assets	$17,747,514
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,163,521
Class A:
Net Asset Value, offering and redemption price per share	$5.58
Net Assets	$1,117,969
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	200,426
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$5.90
Class C:
Net Asset Value, offering and redemption price per share(a)	$5.21
Net Assets	$11,380,680
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,185,943
Class I:
Net Asset Value, offering and redemption price per share	$5.72
Net Assets	$83,023,865
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	14,523,341
Class R:
Net Asset Value, offering and redemption price per share	$4.54
Net Assets	$4,883,738
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,075,252

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

91	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund

Statement of Operations	For the Six Months Ended April 30, 2020 (Unaudited)

INVESTMENT INCOME
Dividends	$2,048,503
Foreign taxes withheld on dividends	(18,125)
Total Investment Income	2,030,378

EXPENSES
Investment advisory fees	720,262
Administrative fees	77,139
Transfer agency fees	104,232
Distribution and service fees
Investor Class	36,862
Class A	1,489
Class C	73,855
Class R	14,050
Professional fees	17,214
Reports to shareholders and printing fees	14,123
State registration fees	34,553
Insurance fees	1,474
Custody fees	20,081
Trustees' fees and expenses	4,960
Miscellaneous expenses	7,209
Total Expenses	1,127,503
Net Investment Income	902,875
Net realized gain on investments	3,467,850
Net realized loss on foreign currency transactions	(22,888)
Net Realized Gain	3,444,962
Net change in unrealized depreciation on investments	(30,486,325)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(369)
Net Change in Unrealized Depreciation	(30,486,694)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(27,041,732)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,138,857)

See Notes to Financial Statements.

92	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)(a)	For the Year Ended October 31, 2019
OPERATIONS
Net investment income	$902,875	$3,375,093
Net realized gain	3,444,962	16,601,165
Net change in unrealized appreciation/(depreciation)	(30,486,694)	11,422,494
Net Increase/(Decrease) in Net Assets Resulting from Operations	(26,138,857)	31,398,752

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(3,586,004)	(1,366,268)
Class A	(115,589)	(1,424)
Class C	(2,358,134)	(682,401)
Class I	(19,020,392)	(7,051,747)
Class R	(961,289)	(235,847)
Net Decrease in Net Assets from Distributions	(26,041,408)	(9,337,687)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	4,690,408	6,040,727
Class A	779,687	1,245,481
Class C	530,523	797,221
Class I	20,263,389	45,545,121
Class R	539,904	1,188,158
Dividends reinvested
Investor Class	2,760,858	1,088,789
Class A	79,919	1,283
Class C	1,803,296	523,242
Class I	15,657,972	5,458,126
Class R	959,137	235,270
Shares redeemed, net of redemption fees
Investor Class	(7,082,353)	(21,243,636)
Class A	(177,826)	(572,568)
Class C	(2,350,700)	(5,843,300)
Class I	(56,782,778)	(99,688,970)
Class R	(512,905)	(1,010,240)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(18,841,469)	(66,235,296)

Net decrease in net assets	(71,021,734)	(44,174,231)

NET ASSETS
Beginning of period	189,175,500	233,349,731
End of period	$118,153,766	$189,175,500

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

See Notes to Financial Statements.

93	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)(a)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(b)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$7.71		$6.79	$8.05	$6.29	$6.76	$6.61
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.03		0.12	0.06	0.12	0.06	0.05
Net realized and unrealized gain/(loss)	(1.06)		1.09	(0.37)	1.74	(0.04)	0.34
Total from investment operations	(1.03)		1.21	(0.31)	1.86	0.02	0.39
DISTRIBUTIONS:
From net investment income	(0.62)		(0.06)	(0.70)	(0.10)	(0.22)	(0.22)
From net realized gains	(0.45)		(0.23)	(0.25)	–	(0.27)	(0.02)
Total distributions	(1.07)		(0.28)	(0.95)	(0.10)	(0.49)	(0.24)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)
Net increase/(decrease) in net asset value	(2.10)		0.92	(1.26)	1.76	(0.47)	0.15
Net asset value, end of period	$5.61		$7.71	$6.79	$8.05	$6.29	$6.76
TOTAL RETURN(e)	(16.06)%		18.77%	(4.23)%	29.97%	0.76%	6.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$17,748		$25,061	$35,775	$55,538	$128,920	$193,561
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.43	%(g)	1.44%	1.40%	1.38%	1.47%	1.47%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.43	%(g)	1.44%	1.40%	1.38%	1.47%	1.47%
Ratio of net investment income to average net assets(f)	0.98	%(g)	1.71%	0.86%	1.63%	1.07%	0.72%
Portfolio turnover rate(h)	14%		28%	29%	31%	30%	37%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

94	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)(a)		For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$7.67		$6.79	$7.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.03		0.20	0.01
Net realized and unrealized gain/(loss)	(1.05)		0.99	(0.45)
Total from investment operations	(1.02)		1.19	(0.44)

DISTRIBUTIONS:
From net investment income	(0.62)		(0.08)	–
From net realized gains	(0.45)		(0.23)	–
Total distributions	(1.07)		(0.31)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	–	–
Net increase/(decrease) in net asset value	(2.09)		0.88	(0.44)
Net asset value, end of period	$5.58		$7.67	$6.79
TOTAL RETURN(d)	(16.01)%		18.64%	(6.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,118		$790	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.41	%(f)	1.48%	1.48	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.41	%(f)	1.48%	1.48	%(f)
Ratio of net investment income to average net assets(e)	0.87	%(f)	2.74%	0.37	%(f)
Portfolio turnover rate(g)	14%		28%	29%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

95	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)(a)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$7.25		$6.41	$7.66	$6.04	$6.53	$6.43
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.01		0.06	0.01	0.06	0.03	0.00 (c)
Net realized and unrealized gain/(loss)	(0.99)		1.03	(0.34)	1.65	(0.03)	0.32
Total from investment operations	(0.98)		1.09	(0.33)	1.71	–	0.32
DISTRIBUTIONS:
From net investment income	(0.61)		(0.02)	(0.67)	(0.09)	(0.22)	(0.20)
From net realized gains	(0.45)		(0.23)	(0.25)	–	(0.27)	(0.02)
Total distributions	(1.06)		(0.25)	(0.92)	(0.09)	(0.49)	(0.22)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00 (c)	–	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(2.04)		0.84	(1.25)	1.62	(0.49)	0.10
Net asset value, end of period	$5.21		$7.25	$6.41	$7.66	$6.04	$6.53
TOTAL RETURN(d)	(16.37)%		17.83%	(4.88)%	28.79%	0.34%	5.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$11,381		$16,256	$18,847	$18,981	$14,784	$19,300
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.19	%(f)	2.16%	2.12%	2.13%	2.16%	2.12%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.19	%(f)	2.16%	2.12%	2.13%	2.16%	2.12%
Ratio of net investment income to average net assets(e)	0.24	%(f)	0.86%	0.15%	0.83%	0.49%	0.06%
Portfolio turnover rate(g)	14%		28%	29%	31%	30%	37%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

96	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)(a)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$7.84		$6.92	$8.18	$6.39	$6.83	$6.67
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.04		0.13	0.09	0.13	0.09	0.07
Net realized and unrealized gain/(loss)	(1.09)		1.10	(0.37)	1.76	(0.03)	0.34
Total from investment operations	(1.05)		1.23	(0.28)	1.89	0.06	0.41
DISTRIBUTIONS:
From net investment income	(0.62)		(0.08)	(0.73)	(0.10)	(0.23)	(0.23)
From net realized gains	(0.45)		(0.23)	(0.25)	–	(0.27)	(0.02)
Total distributions	(1.07)		(0.31)	(0.98)	(0.10)	(0.50)	(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(2.12)		0.92	(1.26)	1.79	(0.44)	0.16
Net asset value, end of period	$5.72		$7.84	$6.92	$8.18	$6.39	$6.83
TOTAL RETURN(d)	(16.00)%		18.98%	(3.87)%	30.09%	1.27%	6.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$83,024		$141,286	$174,034	$138,572	$180,892	$287,741
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.20	%(f)	1.19%	1.15%	1.16%	1.18%	1.16%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.20	%(f)	1.19%	1.15%	1.16%	1.18%	1.16%
Ratio of net investment income to average net assets(e)	1.20	%(f)	1.80%	1.15%	1.85%	1.48%	1.02%
Portfolio turnover rate(g)	14%		28%	29%	31%	30%	37%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

97	| April 30, 2020

ALPS | Red Rocks Global Opportunity Fund – Class R

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)(a)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$6.45		$5.75	$6.97	$5.48	$5.96	$5.87
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.02		0.09	0.04	0.09	0.06	0.03
Net realized and unrealized gain/(loss)	(0.86)		0.90	(0.30)	1.50	(0.05)	0.31
Total from investment operations	(0.84)		0.99	(0.26)	1.59	0.01	0.34
DISTRIBUTIONS:
From net investment income	(0.62)		(0.06)	(0.71)	(0.10)	(0.22)	(0.23)
From net realized gains	(0.45)		(0.23)	(0.25)	–	(0.27)	(0.02)
Total distributions	(1.07)		(0.29)	(0.96)	(0.10)	(0.49)	(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	–	–	0.00 (c)
Net increase/(decrease) in net asset value	(1.91)		0.70	(1.22)	1.49	(0.48)	0.09
Net asset value, end of period	$4.54		$6.45	$5.75	$6.97	$5.48	$5.96
TOTAL RETURN(d)	(16.28)%		18.47%	(4.31)%	29.51%	0.67%	5.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,884		$5,782	$4,684	$4,236	$2,852	$3,068
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.63	%(f)	1.61%	1.57%	1.56%	1.63%	1.60%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.63	%(f)	1.61%	1.57%	1.56%	1.63%	1.60%
Ratio of net investment income to average net assets(e)	0.76	%(f)	1.51%	0.70%	1.43%	1.05%	0.52%
Portfolio turnover rate(g)	14%		28%	29%	31%	30%	37%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

98	| April 30, 2020

Clough China Fund

Management Commentary	April 30, 2020 (Unaudited)

We at Clough Capital Partners L.P. extend our best wishes to you all during this extraordinary time and hope that this update finds you safe and healthy. Our investment team, along with our in-house trading, legal, finance, IT, distribution and compliance colleagues are all operating remotely thanks to the important investments we have made in our infrastructure over our 20-year history.

The Clough China Fund (the “Fund”) had a net return of 3.08% for the semiannual period from November 1, 2019 to April 30, 2020, compared to 5.31% for the Morningstar China Index. From an individual stock perspective over the period, our investments in Tencent Holdings Ltd., Alibaba Group Holding Ltd., Sun Art Retail Group Ltd., NetEase Inc. and Zai Lab Ltd. contributed most positively to performance, while investments in China Life Insurance Co Ltd., ANTA Sports Products Ltd., Applied Materials Inc., CNOOC Ltd. and Xtep International Holdings Ltd. detracted the most from performance.

Over the semi-annual period, the market experienced volatility, rallying through January and then selling off sharply through March due to the COVID-19 pandemic. The COVID-19 pandemic, which started in Wuhan, quickly spread to the rest of China and then globally. China was able to implement a program of strict quarantining to slow down the spread of the virus. However, this was accomplished at a significant cost to the economy as businesses were forced to shut down to contain the spread of the virus. As China started to recover in March and April, other countries around the world (e.g., Italy, Spain and the United States, among many others) started to experience increasing infections. Many of those countries then had to shut down their economies to control the spread of the virus thereby impacting Chinese businesses which export to those countries. That said, while we continue to carefully monitor any potential second wave, currently our view is that the Chinese economy is likely to emerge from its trough very quickly, especially due to its support from the Chinese government.

We also continue to view the trade war as a lingering concern between China and the United States. As we have said before, it is difficult to take an unequivocal position on the outcome of the trade situation between the U.S. and China, but there are some facts that are irrefutable. The U.S. has a large trade deficit with China, hitting $375bn in 2017, and China’s “Made in 2025” policy objectives, which were laid out in a speech made by China’s President Xi Jinping in May 2015, are deeply ingrained in China’s state-directed industries. Quick changes to industrial policy do not happen easily and thus it is difficult to see an immediate solution to the U.S.’s demand for a reduction in China’s trade surplus. In our view, an all-out trade war is not likely, because it would be detrimental to not only these two economies, but the global economy. Given our view of the most likely outcome, we have primarily focused the Fund’s portfolio exposure to domestically oriented consumption stocks where we see structural opportunities for growth. These also include companies in sectors like technology and healthcare where we see specific trends driving growth (e.g., deployment of 5G technologies). This focus can be seen in some of our top five performers over the last six months.

Both Tencent Holdings Ltd. and Alibaba Group Holdings Ltd. experienced tailwinds in their core franchises of online gaming and e-commerce during COVID-19. Tencent is a stock that we have talked about frequently over the past years. The company’s dominance as a gaming and social media platform continues to help them generate strong revenue and income growth. Unlike some of its competitors in the Internet sector, Tencent has been able to sustain growth without compromising margins. It currently remains a core holding for the Fund. Alibaba is another core position for the Fund. We have talked about the dynamics and the strength of the Chinese consumer over the years, and in our view, we are still in the relatively early innings of this story. We believe the expected initial public offering (IPO) for its financial services arm, Ant Financial Services Co Ltd., should provide an additional catalyst for the stock.

Sun Art Retail Group Ltd. is an omni-channel retailer which has a partnership with Alibaba Group Holdings Ltd. We like Sun Art’s execution which came to fore during the COVID-19 pandemic when it was used to solve the bottlenecks in last mile delivery. Like Amazon has done through Whole Foods Market, we feel that the Sun Art partnership will be critical to driving Alibaba’s growth going forward.

As the second largest gaming platform in China, NetEase Inc. is, in our view, very well placed especially during the COVID-19 pandemic which has acted as a tailwind to gaming companies worldwide. NetEase is also expected to list on the Hong Kong stock exchange which should be a catalyst for the name.

Our view on Zai Lab Ltd., a Chinese healthcare company, remains positive. They are building an R&D (research & development) and commercial pipeline in China with an oncology focused pipeline with 3-5 potential blockbuster drugs, a commercial team of 240 and a strong management team.

Now onto those stocks that have detracted most from performance for the Fund over the semiannual period.

China Life Insurance Co Ltd.’s agency business was negatively impacted by the COVID-19 pandemic and subsequent economic shutdown. The company had anticipated high growth this year, given the low base from last year, but was unable to reach clients during the shutdown. We continue to like the growth the business offers and look to build our position on weakness.

ANTA Sports Products Ltd. is a company that currently we like for its long-term prospects. However, near-term the stock has been exposed to weaker sales in the foreign markets. We have instead increased exposure in Li Ning Co Ltd., which is a domestic play in the same category.

Applied Materials Inc. is a key supplier to Chinese semiconductors and display companies such as BOE Technology Group Co Ltd. and Semiconductor Manufacturing International Corp as they ramp up technologies like OLED (organic light-emitting diode) display and leading-edge foundry production. However, the stock got caught up

99	| April 30, 2020

Clough China Fund

Management Commentary	April 30, 2020 (Unaudited)

in the volatility of the markets and remains exposed to potential escalations of the trade war.

CNOOC Ltd., an oil and natural gas company, was caught up in the stress that the global energy sector experienced in the beginning of the year. Demand fell as economies shut down and supply did not reduce in time. We like the company and continue to monitor the risk/reward but have temporarily exited the position.

Xtep International Holdings Ltd. is a similar story to ANTA Sports but at a cheaper valuation. While we continue to see value in the category, execution has not been up to expectations and we have exited the position.

As always, please don’t hesitate to reach out to us with any questions.

Anupam Bose, Portfolio Manager

Chuck Clough, Portfolio Manager

Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Clough Capital Partners, LP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

100	| April 30, 2020

Clough China Fund

Performance Update	April 30, 2020 (Unaudited)

Performance of $100,000 Initial Investment (as of April 30, 2020)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2020)

	6 Month[7]	1 Year	3 Year	5 Year	10 Year	Since Inception[2]	Total Expense Ratio	What You Pay[3]
Class I 1 (NAV)	3.08%	-5.34%	1.67%	-2.47%	3.63%	8.92%	2.01%	1.72%
Investor 4 (NAV)	2.94%	-5.58%	1.40%	-2.78%	3.32%	8.52%	2.25%	1.97%
Class A (NAV)	2.88%	-5.63%	1.38%	-2.79%	3.31%	8.51%	2.24%	1.97%
Class A (MOP)	-2.78%	-10.82%	-0.52%	-3.89%	2.73%	8.08%
Class C (NAV)	2.54%	-6.25%	0.67%	-3.49%	2.54%	7.71%	3.00%	2.72%
Class C (CDSC)	1.61%	-7.10%	0.67%	-3.49%	2.54%	7.71%
Morningstar China Index[5]	5.31%	-1.66%	8.58%	1.60%	5.14%	10.32%
MSCI China Index[6]	5.25%	-2.05%	8.31%	1.66%	5.06%	9.96%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

The performance shown for the Clough China Fund for periods prior to January 15, 2010, reflects the performance of the Old Mutual China Fund, a series of Old Mutual Funds I (as a result of a prior reorganization of the Old Mutual China Fund into the Clough China Fund).

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

101	| April 30, 2020

Clough China Fund

Performance Update	April 30, 2020 (Unaudited)

Performance less than 1 year is cumulative.

[1]	Prior to close of business on January 15, 2010, Class I was known as Institutional Class of the Old Mutual China Fund.
[2]	Fund Inception date of December 30, 2005 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
[3]	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2021. Please see the prospectus dated February 28, 2020 for additional information.
[4]	Prior to December 1, 2017, Investor Class was known as Class A.
[5]	The Morningstar China Index replaced the Morgan Stanley Capital International (“MSCI”) China Index as the Fund’s primary index effective December 18, 2019. The Morningstar China Index measures the performance of China's equity markets targeting the top 97% of stocks by market capitalization. The Advisor and Sub-Advisor made this recommendation to the Board because the new index closely aligns to the Fund’s investment strategies and investment restrictions. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[6]	The MSCI China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).
[7]	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The Fund is “non-diversified” and will generally be more volatile than diversified funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in China and Hong Kong involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

Top Ten Holdings (as a % of Net Assets) †

Tencent Holdings, Ltd.	12.08%
Alibaba Group Holding, Ltd.	11.80%
JD.com, Inc.	4.37%
China Construction Bank Corp.	4.16%
Sun Art Retail Group, Ltd.	3.87%
AIA Group, Ltd.	3.23%
NetEase, Inc.	2.91%
Guangdong Investment, Ltd.	2.72%
Ping An Insurance Group Co. of China, Ltd.	2.69%
KWG Property Holdings, Ltd.	2.64%
Top Ten Holdings	50.47%

†	Holdings are subject to change. Calculated as a percent of net assets. Exposure figures reported include the notional value of total return swaps and exclude cash and cash equivalents.

Sector Allocation^ (as a % of Net Assets)

^	Holdings are subject to change. Calculated as a percent of net assets. Exposure figures reported include the notional value of total return swaps.
102	| April 30, 2020

Clough China Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (92.01%)
Communications (14.45%)
Media (13.15%)
Hong Kong Television Network, Ltd.(a)	585,000	$361,445
Tencent Holdings, Ltd.	77,500	4,074,131
		4,435,576

Telecommunications (1.30%)
China Telecom Corp., Ltd., Class H	248,400	85,798
China Unicom Hong Kong, Ltd.	85,000	54,972
GDS Holdings, Ltd., ADR(a)	5,200	298,064
		438,834

TOTAL COMMUNICATIONS		4,874,410

Consumer Discretionary (26.30%)
Apparel & Textile Products (0.27%)
Shenzhou International Group Holdings, Ltd.	7,900	91,179

Consumer Services (3.50%)
Koolearn Technology Holding, Ltd.(a)	53,000	254,388
New Oriental Education & Technology Group, Inc., Sponsored ADR, ADR(a)(b)	5,300	676,598
TAL Education Group, ADR(a)(b)	4,600	249,274
		1,180,260

Gaming, Lodging & Restaurants (2.34%)
Melco Resorts & Entertainment, Ltd., ADR	22,900	362,278
Sands China, Ltd.	105,600	427,521
		789,799

Retail - Consumer Discretionary (20.19%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)(b)	19,647	3,981,858
ANTA Sports Products, Ltd.	37,400	318,500
JD.com, Inc., ADR(a)	34,200	1,474,020
Li Ning Co., Ltd.	130,000	410,472
Meituan Dianping(a)	46,700	625,270
		6,810,120

TOTAL CONSUMER DISCRETIONARY		8,871,358

Consumer Staples (5.22%)
Consumer Products (1.35%)
Nissin Foods Co., Ltd.	553,000	454,488
	Shares	Value (Note 2)
Retail - Consumer Staples (3.87%)
Sun Art Retail Group, Ltd.	783,500	$1,304,434

TOTAL CONSUMER STAPLES		1,758,922

Financials (24.53%)
Banking (6.53%)
Bank of China, Ltd., Class H	466,437	177,574
China Construction Bank Corp., Class H	1,750,080	1,404,726
Industrial & Commercial Bank of China, Ltd., Class H	925,967	620,869
		2,203,169

Insurance (6.98%)
AIA Group, Ltd.	118,800	1,090,319
China Life Insurance Co., Ltd., Class H	167,000	356,161
Ping An Insurance Group Co. of China, Ltd., Class H	89,265	908,384
		2,354,864

Real Estate (11.02%)
A-Living Services Co., Ltd.	68,000	375,897
KWG Property Holdings, Ltd.	601,500	889,796
Longfor Group Holdings, Ltd.	64,000	325,378
Midea Real Estate Holding, Ltd.	146,000	375,088
Powerlong Commercial Management Holdings, Ltd.(a)	45,500	74,765
Shimao Property Holdings, Ltd.	148,500	603,634
Sunac China Holdings, Ltd.	126,100	564,077
Times China Holdings, Ltd.	164,482	275,923
Times Neighborhood Holdings, Ltd.(a)	273,246	232,658

TOTAL FINANCIALS		8,275,249

Health Care (4.25%)
Biotechnology & Pharmaceuticals (3.97%)
Alphamab Oncology(a)(c)	297,398	644,855
BeiGene, Ltd., ADR(a)	880	134,490
CanSino Biologics, Inc.(a)	4,200	88,618
Gilead Sciences, Inc.(b)	1,800	151,200
Zai Lab, Ltd., ADR(a)	5,120	321,126
		1,340,289

Health Care Facilities & Services (0.28%)
Wuxi Biologics Cayman, Inc.(a)	6,000	93,399

TOTAL HEALTH CARE		1,433,688

103	| April 30, 2020

Clough China Fund

Statement of Investments	April 30, 2020 (Unaudited)

	Shares	Value (Note 2)
Materials (0.48%)
Metals & Mining (0.48%)
Zhaojin Mining Industry Co., Ltd., Class H	144,000	$161,787

TOTAL MATERIALS		161,787

Technology (14.05%)
Hardware (2.96%)
Apple, Inc.	1,200	352,560
Samsung Electronics Co., Ltd.	4,071	167,390
Silergy Corp.	12,000	476,740
		996,690

Semiconductors (8.18%)
Infineon Technologies AG	4,637	86,131
Inphi Corp.(a)	1,800	173,772
Intel Corp.(b)	5,600	335,888
Lam Research Corp.(b)	935	238,687
MediaTek, Inc.	14,000	193,318
Microchip Technology, Inc.	3,600	315,828
Micron Technology, Inc.(a)(b)	11,676	559,164
NVIDIA Corp.	1,220	356,581
Qorvo, Inc.(a)	1,720	168,612
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	3,200	170,016
Teradyne, Inc.	2,600	162,604
		2,760,601

Software (2.91%)
NetEase, Inc., ADR(b)	2,850	983,136

TOTAL TECHNOLOGY		4,740,427

Utilities (2.73%)
Utilities (2.73%)
Guangdong Investment, Ltd.	442,000	918,682

TOTAL UTILITIES		918,682

TOTAL COMMON STOCKS
(Cost $25,200,493)		31,034,523

SHORT TERM INVESTMENTS (1.79%)
Money Market Fund (1.79%)
Blackrock Liquidity Funds, T-Fund 0.116%	604,878	604,878

TOTAL SHORT TERM INVESTMENTS
(Cost $604,878)		604,878
	Shares	Value (Note 2)
TOTAL INVESTMENTS (93.80%)
(Cost $25,805,371)		$31,639,401

Other Assets In Excess Of Liabilities (6.20%)(d)		2,092,287

NET ASSETS (100.00%)		$33,731,688

(a)	Non-Income Producing Security.
(b)	Security, or portion of security, is being held as collateral for total return swap contracts aggregating a total market value of $2,037,172.
(c)	Security, or a portion of security, is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2020, the aggregate market value of those securities was $7,368, representing 0.02% of net assets.
(d)	Includes cash which is being held as collateral for total return swap contracts in the amount of $1,021,128.

104	| April 30, 2020

Clough China Fund

Statement of Investments	April 30, 2020 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Appreciation
Morgan Stanley	C&S Paper Co., Ltd.	$487,706	255 bps + 1D FEDEF	9/28/2020	$575,896	$88,190
Morgan Stanley	Kweichow Moutai Co., Ltd.	731,679	250 bps + 1D FEDEF	5/26/2020	760,450	28,771
Morgan Stanley	Luxshare Precision Industry Co., Ltd.	243,523	250 bps + 1D FEDEF	5/26/2020	273,807	30,284
Morgan Stanley	Sany Heavy Industry Co., Ltd.	324,901	250 bps + 1D FEDEF	5/26/2020	334,369	9,468
Morgan Stanley	Shengyi Technology Co., Ltd.	99,589	255 bps + 1D FEDEF	9/28/2020	102,184	2,595
Morgan Stanley	Shennan Circuits Co., Ltd.	60,203	255 bps + 1D FEDEF	9/28/2020	66,194	5,991
Morgan Stanley	Zoomlion Heavy Industry Science & Tech, Ltd.	565,952	255 bps + 1D FEDEF	9/28/2020	600,605	34,653
		$2,513,553			$2,713,505	$199,952

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Depreciation
Morgan Stanley	Boe Technology Group Co., Ltd.	$368,516	70 bps + 1D FEDEF	9/16/2020	$316,402	$(52,114)
Morgan Stanley	China Railway Construction Co.	142,687	255 bps + 1D FEDEF	9/28/2020	129,529	(13,158)
Morgan Stanley	China Railway Group, Ltd.	139,264	255 bps + 1D FEDEF	9/28/2020	137,274	(1,990)
Morgan Stanley	Gree Electric Appliances, Inc.	647,885	250 bps + 1D FEDEF	2/11/2020	615,789	(32,096)
Morgan Stanley	Jiangsu Yuyue Medical Equipment & Supply Co., Ltd.	96,750	250 bps + 1D FEDEF	5/26/2020	88,077	(8,673)
Morgan Stanley	Shenzhen Mindray Bio-Med Electronics Co., Ltd.	82,223	250 bps + 1D FEDEF	5/26/2020	79,956	(2,267)
Morgan Stanley	Venustech Group	259,444	255 bps + 1D FEDEF	9/28/2020	238,947	(20,497)
Morgan Stanley	Wuliangye Yibin Co., Ltd.	289,682	255 bps + 1D FEDEF	9/28/2020	281,085	(8,597)
		$2,026,451			$1,887,059	$(139,392)

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the Fund. For the short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate received by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate received by the Fund.
*	Payments made when swap contract closes.

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

105	| April 30, 2020

Clough China Fund

Statement of Assets and Liabilities	April 30, 2020 (Unaudited)

ASSETS
Investments, at value	$31,639,401
Foreign currency, at value (Cost $1,354,023)	1,353,671
Unrealized appreciation on total return swap contracts	199,952
Receivable for investments sold	25,504
Receivable due from broker for total return swap contracts	19
Cash collateral pledged for total return swap contracts (Note 3)	1,021,108
Dividends receivable	290
Prepaid expenses and other assets	24,636
Total Assets	34,264,581
LIABILITIES
Payable for investments purchased	254,123
Payable for interest expense on total return swap contracts	63,507
Unrealized depreciation on total return swap contracts	139,392
Investment advisory fees payable	25,777
Administration and transfer agency fees payable	19,612
Distribution and services fees payable	3,268
Trustees' fees and expenses payable	34
Professional fees payable	19,128
Accrued expenses and other liabilities	8,052
Total Liabilities	532,893
NET ASSETS	$33,731,688
NET ASSETS CONSIST OF
Paid-in capital	$29,047,285
Total distributable earnings	4,684,403
NET ASSETS	$33,731,688
INVESTMENTS, AT COST	$25,805,371
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$19.67
Net Assets	$8,645,124
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	439,504
Class A:
Net Asset Value, offering and redemption price per share	$19.66
Net Assets	$1,161,374
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	59,072
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$20.80
Class C:
Net Asset Value, offering and redemption price per share(a)	$18.14
Net Assets	$1,630,492
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	89,869
Class I:
Net Asset Value, offering and redemption price per share	$20.34
Net Assets	$22,294,698
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,095,911

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

106	| April 30, 2020

Clough China Fund

Statement of Operations	For the Six Months Ended April 30, 2020 (Unaudited)

INVESTMENT INCOME
Dividends	$71,726
Foreign taxes withheld on dividends	(2,696)
Total Investment Income	69,030

EXPENSES
Investment advisory fees	241,378
Administrative fees	39,784
Transfer agency fees	11,779
Distribution and service fees
Investor Class	12,407
Class A	1,683
Class C	8,907
Professional fees	13,763
Reports to shareholders and printing fees	2,821
State registration fees	26,196
Insurance fees	273
Custody fees	17,166
Trustees' fees and expenses	898
Miscellaneous expenses	6,166
Total Expenses	383,221
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(15,286)
Class A	(1,708)
Class C	(2,903)
Class I	(36,483)
Net Expenses	326,841
Net Investment Loss	(257,811)
Net realized loss on investments	(538,097)
Net realized gain on total return swap contracts	342,084
Net realized gain on foreign currency transactions	7,174
Net Realized Loss	(188,839)
Net change in unrealized appreciation on investments	1,898,741
Net change in unrealized depreciation on total return swap contracts	(272,183)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(108)
Net Change in Unrealized Appreciation	1,626,450
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,437,611
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,179,800

See Notes to Financial Statements.

107	| April 30, 2020

Clough China Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
OPERATIONS
Net investment income/(loss)	$(257,811)	$278,785
Net realized gain/(loss)	(188,839)	3,563,330
Net change in unrealized appreciation/(depreciation)	1,626,450	(1,382,314)
Net Increase in Net Assets Resulting from Operations	1,179,800	2,459,801

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(1,009,421)	(924,319)
Class A	(138,882)	(563)
Class C	(187,446)	(340,281)
Class I	(2,056,111)	(1,650,937)
Net Decrease in Net Assets from Distributions	(3,391,860)	(2,916,100)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	352,722	419,226
Class A	111,192	1,592,398
Class C	39,644	91,411
Class I	805,782	611,542
Dividends reinvested
Investor Class	566,209	545,342
Class A	74,412	563
Class C	107,944	184,852
Class I	1,967,974	1,573,403
Shares redeemed, net of redemption fees
Investor Class	(2,277,548)	(2,071,339)
Class A	(322,238)	(115,254)
Class C	(360,202)	(2,553,148)
Class I	(1,321,485)	(1,409,415)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(255,594)	(1,130,419)

Net decrease in net assets	(2,467,654)	(1,586,718)

NET ASSETS
Beginning of period	36,199,342	37,786,060
End of period	$33,731,688	$36,199,342

See Notes to Financial Statements.

108	| April 30, 2020

Clough China Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$20.96		$21.36	$27.22	$21.07	$21.74	$23.50
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.16)		0.13	(0.08)	0.08	0.04	0.12
Net realized and unrealized gain/(loss)	0.88		1.16	(5.71)	6.09	(0.40)	(0.92)
Total from investment operations	0.72		1.29	(5.79)	6.17	(0.36)	(0.80)
DISTRIBUTIONS:
From net investment income	(0.38)		–	(0.07)	(0.02)	(0.31)	(0.50)
From net realized gains	(1.63)		(1.69)	–	–	–	(0.46)
Total distributions	(2.01)		(1.69)	(0.07)	(0.02)	(0.31)	(0.96)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	–	0.00 (c)	–	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(1.29)		(0.40)	(5.86)	6.15	(0.67)	(1.76)
Net asset value, end of period	$19.67		$20.96	$21.36	$27.22	$21.07	$21.74
TOTAL RETURN(d)	2.89%		6.61%	(21.32)%	29.32%	(1.61)%	(3.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$8,645		$10,633	$11,879	$17,523	$18,358	$25,276
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.26	%(e)	2.23%	2.10%	2.05%	2.04%	1.98%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95	%(e)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income/(loss) to average net assets	(1.56	)%(e)	0.61%	(0.30)%	0.34%	0.18%	0.50%
Portfolio turnover rate(f)	65%		344%	131%	71%	126%	193%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

109	| April 30, 2020

Clough China Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$20.95		$21.36	$29.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.16)		0.56	0.14
Net realized and unrealized gain/(loss)	0.88		0.72	(8.73)
Total from investment operations	0.72		1.28	(8.59)

DISTRIBUTIONS:
From net investment income	(0.38)		–	–
From net realized gains	(1.63)		(1.69)	–
Total distributions	(2.01)		(1.69)	–

Net (decrease) in net asset value	(1.29)		(0.41)	(8.59)
Net asset value, end of period	$19.66		$20.95	$21.36
TOTAL RETURN(b)	2.88%		6.56%	(28.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,161		$1,404	$7
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.20	%(c)	2.22%	2.22	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95	%(c)	1.95%	1.95	%(c)
Ratio of net investment income/(loss) to average net assets	(1.55	)%(c)	2.68%	1.47	%(c)
Portfolio turnover rate(d)	65%		344%	131%

(a)	Calculated using the average shares method.

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the

(b)	redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

110	| April 30, 2020

Clough China Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$19.52		$20.14	$25.80	$20.10		$20.72	$22.53
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.22)		(0.14)	(0.28)	(0.12	)(b)	(0.10)	(0.04)
Net realized and unrealized gain/(loss)	0.82		1.21	(5.38)	5.82		(0.39)	(0.89)
Total from investment operations	0.60		1.07	(5.66)	5.70		(0.49)	(0.93)
DISTRIBUTIONS:
From net investment income	(0.35)		–	–	–		(0.13)	(0.42)
From net realized gains	(1.63)		(1.69)	–	–		–	(0.46)
Total distributions	(1.98)		(1.69)	–	–		(0.13)	(0.88)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	0.00	(c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(1.38)		(0.62)	(5.66)	5.70		(0.62)	(1.81)
Net asset value, end of period	$18.14		$19.52	$20.14	$25.80		$20.10	$20.72
TOTAL RETURN(d)	2.48%		5.85%	(21.94)%	28.36%		(2.34)%	(4.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,630		$1,968	$4,245	$6,610		$8,352	$10,395
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.03	%(e)	2.98%	2.85%	2.85%		2.83%	2.78%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70	%(e)	2.70%	2.70%	2.70%		2.70%	2.70%
Ratio of net investment loss to average net assets	(2.30	)%(e)	(0.69)%	(1.07)%	(0.54)%		(0.52)%	(0.18)%
Portfolio turnover rate(f)	65%		344%	131%	71%		126%	193%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

111	| April 30, 2020

Clough China Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$21.59		$21.90	$27.92	$21.60	$22.28	$23.97
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.14)		0.20	(0.05)	0.15	0.09	0.23
Net realized and unrealized gain/(loss)	0.91		1.18	(5.83)	6.23	(0.39)	(1.00)
Total from investment operations	0.77		1.38	(5.88)	6.38	(0.30)	(0.77)
DISTRIBUTIONS:
From net investment income	(0.39)		–	(0.14)	(0.06)	(0.38)	(0.53)
From net realized gains	(1.63)		(1.69)	–	–	–	(0.46)
Total distributions	(2.02)		(1.69)	(0.14)	(0.06)	(0.38)	(0.99)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	–	0.00 (b)	0.00 (b)	0.07
Net increase/(decrease) in net asset value	(1.25)		(0.31)	(6.02)	6.32	(0.68)	(1.69)
Net asset value, end of period	$20.34		$21.59	$21.90	$27.92	$21.60	$22.28
TOTAL RETURN(c)	3.03%		6.87%	(21.17)%	29.64%	(1.31)%	(2.99)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$22,295		$22,195	$21,655	$35,191	$33,605	$37,772
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.02	%(d)	1.99%	1.86%	1.83%	1.82%	1.77%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70	%(d)	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income/(loss) to average net assets	(1.32	)%(d)	0.93%	(0.17)%	0.61%	0.46%	0.95%
Portfolio turnover rate(e)	65%		344%	131%	71%	126%	193%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

112	| April 30, 2020

RiverFront Global Allocation Series

Management Commentary	April 30, 2020 (Unaudited)

Six Months in Review:

The six months that encompassed November 2019 to April 2020 experienced one of the most volatile market regimes that we have ever encountered as portfolio managers. In mid-March, implied volatility, CBOE Volatility Index (VIX), touched a closing all-time high, even briefly surpassing the implied volatility experienced during the financial crisis in 2008. Equity markets around the world faltered, including markets in the United States which were down over 30% from peak to trough. High yield spreads blew out and the travel, energy and hospitality segments were particularly hard hit. There was a downward shock in the demand for oil, which was paired with an ill-timed supply-side price war between Saudi Arabia, Russia and other oil producing states. These dynamics sent oil prices and energy company valuations into a downward spiral. On April 20, the West Texas Intermediate (WTI) May futures contract plunged into negative territory as storage capacity was scarce and speculators were forced to exit long positions.

At the heart of these economic and market shocks has been the COVID-19 pandemic. While the world has grappled with previous outbreaks of contagious diseases, such as SARS, H1N1, and MERS, COVID-19 has proven uniquely difficult to address given its relative ease of transmissibility and high mortality rate. Given these features of COVID-19, nations around the world have scrambled to increase production of personal protective equipment and hospital capacity while also enacting other containment measures. In the United States, these containment measures, such as social distancing, wearing masks and forced closure of certain businesses, have helped “flatten the curve” of the outbreak but have not eradicated the virus. Abroad, preventive measures seem to have had relative success in countries like Korea and Taiwan, but the virus continues to ravage certain other countries like Brazil. Political uncertainty around a potential socialist Democratic presidential candidate also had markets worried in mid-February; however, those concerns seemed to have abated after Joe Biden won the South Carolina primary on February 29th and other key primaries afterward.

From November 1, 2019 through the trough of the equity markets on March 23, 2020, US equities were off ~26%, Developed International equities were off ~31% and Emerging Market equities were off ~28%. Since March 23, 2020, equities have rebounded nicely. Swift Fed action to buoy markets and ensure liquidity, coupled with unprecedented fiscal stimulus out of Washington, have so far supported valuations considerably. For instance, US markets were only off about 9% YTD at the end of April.

Outlook:

We see the investment world today being divided between two camps: those that cannot understand the market rebound (the Bears) and those that think the rebound is entirely justifiable (the Bulls). RiverFront’s investment team lies somewhere in between these two extremes, but leans cautiously optimistic about equities after historic amounts of stimulus were provided to dampen the economic effects of COVID-19.

Many unknowns surround COVID-19, making it hard to predict the duration and magnitude of its economic impact. According to the Wall Street Journal, some leading medical experts suggest the US needs to be testing at least 6 million people a week in order to allow the country to safely lift restrictions – this is roughly three times the testing the US is currently doing. We also do not yet know if the virus will taper in the summer as some other pandemics have done, or whether a ‘second wave’ may emerge. Unlike off-the-shelf antivirals, COVID-19 will require a novel vaccine that will be administered to otherwise healthy people and thus requires long trials and scrutiny before approval. While considerable progress has been made on a vaccine, these reports must be taken with a grain of salt given the early nature of testing. Even once a vaccine is approved, manufacturing for widespread usage will also create a lag. Even optimistic forecasts suggest no vaccine will be able to be widely distributed in 2020.

Counterbalancing these concerns are: 1. another full-blown economic shutdown is unlikely in our view; 2. both political parties seem to have become more friendly to bailouts (note that the 2020 election is upcoming); and 3. the US economy was very strong going into the pandemic.

Given the current investment environment (which could change rapidly), we believe US equities will outperform both Developed International and Emerging Markets. Tactically, we believe fixed income will outperform equities in the short run, but believe low current yields are a substantial impediment to being a long-term investor in bonds. We believe equities will outperform bonds over the medium to long time horizon.

RiverFront Asset Allocation Moderate

The portfolio underperformed relative to its benchmark (40% S&P 500/10% EFA/50% Bloomberg Barclays Agg) for the six months. The top themes that contributed to/detracted from performance during the period are listed below:

Contributors:

•	Allocation to developed international stocks, particularly in the financial and industrial sectors, helped relative returns.
•	Selection within fixed income – treasuries – supported relative returns.
•	Selection within domestic consumer cyclical stocks was a positive contributor.

Detractors:

•	Overall selection within domestic equities was a large detractor with selection within financials being particularly hard-hit.
•	Overall allocation and overall selection within Fixed Income hurt returns; an underweight to treasuries and selection within corporate bonds negatively impacted returns.
•	Allocation to domestic equities, including an overweight to the energy sector, was a drag on performance.

113	| April 30, 2020

RiverFront Global Allocation Series

Management Commentary	April 30, 2020 (Unaudited)

RiverFront Asset Allocation Growth and Income

The portfolio underperformed relative to its benchmark (70% ACWI and 30% Bloomberg Barclays US Aggregate) for the six months. The top themes that contributed to/detracted from performance during the period are listed below:

Contributors:

•	Allocation to and selection within developed international stocks, particularly in the financial sector, helped relative returns.
•	Selection within fixed income – treasuries – supported relative returns.
•	Allocation to domestic equities, including an overweight to the technology sector, was a positive contributor.

Detractors:

•	Overall selection within domestic equities was a large detractor with selection within financials being particularly hard-hit.
•	Overall allocation and overall selection within Fixed Income hurt returns; an underweight to treasuries and selection within corporate bonds negatively impacted returns.
•	An overweight to the domestic energy sector hurt returns.

RiverFront Asset Allocation Aggressive

The portfolio underperformed relative to its benchmark (MSCI All Country World Index – NR) for the six months. The top themes that contributed to/detracted from performance during the period are listed below:

Contributors:

•	Allocation to and selection within developed international stocks, particularly in reference to the financial sector, helped relative returns.
•	Allocation to domestic stocks, particularly in the technology and financial sectors, supported relative returns.
•	An underweight to emerging market stocks was a positive contributor.

Detractors:

•	Overall selection within domestic equities was a large detractor with selection within financials being particularly hard-hit.
•	Selection within domestic technology, non-energy materials and consumer cyclicals negatively impacted returns.
•	An overweight to the domestic energy sector was a drag on performance.

Scott Hays, CFA

Portfolio Manager

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., RiverFront Investment Group, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Barclays U.S. Short Treasury Index is composed of bonds of investment grade with a maturity between one and three years.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

114	| April 30, 2020

RiverFront Asset Allocation Aggressive

Performance Update	April 30, 2020 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2020)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2020)

	6 Month	1 Year	3 Years	5 Years	10 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-11.52%	-11.83%	-1.60%	-0.12%	3.92%	6.51%	1.16%	1.16%
Class A (NAV)	-11.52%	-11.83%	-1.61%	-0.12%	3.92%	6.50%	1.16%	1.16%
Class A (MOP)	-16.40%	-16.68%	-3.45%	-1.24%	3.33%	5.98%
Class C (NAV)	-11.90%	-12.54%	-2.35%	-0.87%	3.15%	5.72%	1.91%	1.91%
Class C (CDSC)	-12.76%	-13.40%	-2.35%	-0.87%	3.15%	5.72%
Class I (NAV)	-11.44%	-11.66%	-1.38%	0.11%	4.17%	6.77%	0.91%	0.91%
Investor II (NAV)	-11.54%	-11.84%	-1.63%	-0.13%	3.91%	6.49%	1.16%	1.16%
Class L1 (NAV)	-11.46%	-11.61%	-1.36%	0.12%	4.17%	6.77%	0.91%	0.91%
Morningstar Global Markets Index[2]	-8.57%	-6.01%	3.89%	4.09%	6.94%	9.79%
S&P 500® Total Return Index[3]	-3.16%	0.86%	9.04%	9.12%	11.69%	12.70%
MSCI All Country World Index[4]	-7.68%	-4.96%	4.46%	4.37%	6.94%	9.53%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

115	| April 30, 2020

RiverFront Asset Allocation Aggressive

Performance Update	April 30, 2020 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

The Investor Class, Class A, Class C, I and L shares performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Institutional Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The Investor II Class performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Investor Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

[1]	Prior to close of business on September 24, 2010, Class L was known as Institutional Class of the Baird Funds, Inc. - RiverFront Long-Term Growth Fund.
[2]	The Morningstar Global Markets Index replaced the MSCI All Country World Index as the Fund’s primary index effective December 18, 2019. The Morningstar Global Market Index measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares. The Adviser and Sub-Adviser made this recommendation to the Board because the new index closely aligns to the Fund’s investment strategies and investment restrictions. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[3]	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[4]	The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of October 28, 2008 for Investor Class II and Class L; Fund Inception date September 27, 2010 for Investor Class and Classes C and I; Fund Inception date June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.66%. Please see the prospectus dated February 28, 2020 for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Flex-Cap ETF	30.64%
RiverFront Dynamic US Dividend Advantage ETF	30.39%
First Trust RiverFront Dynamic Developed International ETF	14.96%
First Trust RiverFront Dynamic Emerging Markets ETF	11.43%
First Trust RiverFront Dynamic Europe ETF	6.50%
First Trust RiverFront Dynamic Asia Pacific ETF	3.46%
RiverFront Dynamic Core Income ETF	1.36%
Top Ten Holdings	98.74%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

116	| April 30, 2020

RiverFront Asset Allocation Growth & Income

Performance Update	April 30, 2020 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2020)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2020)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-7.83%	-6.82%	0.71%	1.77%	5.38%	1.10%	1.10%
Class A (NAV)	-7.83%	-6.81%	0.71%	1.77%	5.38%	1.10%	1.10%
Class A (MOP)	-12.91%	-11.95%	-1.17%	0.63%	4.77%
Class C (NAV)	-8.23%	-7.60%	-0.07%	0.99%	4.58%	1.85%	1.85%
Class C (CDSC)	-9.14%	-8.51%	-0.07%	0.99%	4.58%
Class I (NAV)	-7.75%	-6.63%	0.96%	2.02%	5.64%	0.85%	0.85%
Morningstar Global Markets Index[1]	-8.57%	-6.01%	3.89%	4.09%	7.45%
Bloomberg Barclays US Aggregate Bond Index[2]	4.86%	10.84%	5.17%	3.80%	3.72%
70% Morningstar Global Markets Index / 30% Bloomberg Barclays US Aggregate Bond[1,2]	-4.31%	-0.67%	4.58%	4.25%	6.56%
MSCI All Country World Index[3]	-7.68%	-4.96%	4.46%	4.37%	7.45%
70% ACWI and 30% Bloomberg Barclays U.S. Aggregate Bond[2,3]	-3.68%	0.08%	4.98%	4.43%	6.56%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

117	| April 30, 2020

RiverFront Asset Allocation Growth & Income

Performance Update	April 30, 2020 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	The Morningstar Global Markets Index replaced the MSCI All Country World Index as the Fund’s primary index effective December 18, 2019. The Morningstar Global Market Index measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares. The Adviser and Sub-Adviser made this recommendation to the Board because the new index closely aligns to the Fund’s investment strategies and investment restrictions. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[3]	The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.60%. Please see the prospectus dated February 28, 2020 for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Dividend Advantage ETF	30.66%
RiverFront Dynamic Core Income ETF	29.72%
First Trust RiverFront Dynamic Developed International ETF	15.19%
RiverFront Dynamic US Flex-Cap ETF	12.34%
First Trust RiverFront Dynamic Emerging Markets ETF	7.79%
RiverFront Dynamic Unconstrained Income ETF	2.00%
Riverfront Strategic Income Fund	1.00%
Top Ten Holdings	98.70%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

118	| April 30, 2020

RiverFront Asset Allocation Moderate

Performance Update	April 30, 2020 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2020)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2020)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-3.54%	-1.18%	2.81%	2.87%	5.11%	1.03%	1.03%
Class A (NAV)	-3.55%	-1.25%	2.80%	2.87%	5.10%	1.03%	1.03%
Class A (MOP)	-8.87%	-6.68%	0.88%	1.71%	4.50%
Class C (NAV)	-3.94%	-2.02%	2.00%	2.09%	4.32%	1.78%	1.78%
Class C (CDSC)	-4.90%	-2.99%	2.00%	2.09%	4.32%
Class I (NAV)	-3.43%	-0.94%	3.07%	3.12%	5.37%	0.78%	0.78%
S&P 500® Total Return Index[1]	-3.16%	0.86%	9.04%	9.12%	12.57%
Bloomberg Barclays US Aggregate Bond Index[2]	4.86%	10.84%	5.17%	3.80%	3.72%
Morningstar Developed Markets ex-North America Index[3]	-14.16%	-11.24%	-0.64%	0.03%	4.04%
10% Mstar Developed ex-NA / 40% S&P 500 / 50% Bbg Barclay US Agg	0.06%	5.09%	6.49%	5.82%	7.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

119	| April 30, 2020

RiverFront Asset Allocation Moderate

Performance Update	April 30, 2020 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[3]	The Morningstar Developed Markets ex-North America Index measures the performance of companies in developed markets ex-North America. It covers approximately 97% of the full market capitalization in the Developed Markets ex-North America. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.53%. Please see the prospectus dated February 28, 2020 for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic Core Income ETF	49.32%
RiverFront Dynamic US Dividend Advantage ETF	30.87%
RiverFront Dynamic US Flex-Cap ETF	10.37%
First Trust RiverFront Dynamic Developed International ETF	5.07%
RiverFront Dynamic Unconstrained Income ETF	1.88%
Riverfront Strategic Income Fund	0.98%
Top Ten Holdings	98.49%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

120	| April 30, 2020

RiverFront Asset Allocation Aggressive

Statement of Investments	April 30, 2020 (Unaudited)

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.74%)
Debt (1.36%)
RiverFront Dynamic Core Income ETF(a)	12,462	$325,231

Equity (97.38%)
First Trust RiverFront Dynamic Asia Pacific ETF(a)	18,650	825,061
First Trust RiverFront Dynamic Developed International ETF(a)	73,274	3,571,763
First Trust RiverFront Dynamic Emerging Markets ETF(a)	53,135	2,729,726
First Trust RiverFront Dynamic Europe ETF(a)	30,799	1,551,841
RiverFront Dynamic US Dividend Advantage ETF(a)	238,556	7,253,939
RiverFront Dynamic US Flex-Cap ETF(a)	242,006	7,312,986
		23,245,316
TOTAL EXCHANGE TRADED FUNDS
(Cost $26,091,651)		23,570,547

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.48%)
Money Market Fund (1.48%)
State Street Institutional Treasury Plus Money Market Fund	0.276%	353,492	353,492

TOTAL MONEY MARKET FUND			353,492

TOTAL SHORT-TERM INVESTMENTS
(Cost $353,492)			353,492

TOTAL INVESTMENTS (100.22%)
(Cost $26,445,143)			$23,924,039

Liabilities In Excess Of Other Assets (-0.22%)			(52,297)

NET ASSETS (100.00%)			$23,871,742
(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

121	| April 30, 2020

RiverFront Asset Allocation Growth & Income

Statement of Investments	April 30, 2020 (Unaudited)

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.70%)
Debt (32.72%)
RiverFront Dynamic Core Income ETF(a)	672,286	$17,545,186
RiverFront Dynamic Unconstrained Income ETF(a)	48,985	1,185,412
Riverfront Strategic Income Fund(a)	25,169	587,444
		19,318,042
Equity (65.98%)
First Trust RiverFront Dynamic Developed International ETF(a)	183,932	8,965,821
First Trust RiverFront Dynamic Emerging Markets ETF(a)	89,517	4,598,793
RiverFront Dynamic US Dividend Advantage ETF(a)	595,252	18,100,244
RiverFront Dynamic US Flex-Cap ETF(a)	241,110	7,285,910
		38,950,768

TOTAL EXCHANGE TRADED FUNDS
(Cost $59,822,431)		58,268,810

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.71%)
Money Market Fund (1.71%)
State Street Institutional Treasury Plus Money Market Fund	0.276%	1,011,951	1,011,951

TOTAL MONEY MARKET FUND			1,011,951

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,011,951)			1,011,951

TOTAL INVESTMENTS (100.41%)
(Cost $60,834,382)			$59,280,761

Liabilities In Excess Of Other Assets (-0.41%)			(243,191)

NET ASSETS (100.00%)			$59,037,570
(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

122	| April 30, 2020

RiverFront Asset Allocation Moderate

Statement of Investments	April 30, 2020 (Unaudited)

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.49%)
Debt (52.18%)
RiverFront Dynamic Core Income ETF(a)	975,244	$25,451,723
RiverFront Dynamic Unconstrained Income ETF(a)	40,010	968,222
Riverfront Strategic Income Fund(a)	21,775	508,228
		26,928,173
Equity (46.31%)
First Trust RiverFront Dynamic Developed International ETF(a)	53,639	2,614,649
RiverFront Dynamic US Dividend Advantage ETF(a)	524,001	15,933,666
RiverFront Dynamic US Flex-Cap ETF(a)	177,173	5,353,849
		23,902,164

TOTAL EXCHANGE TRADED FUNDS
(Cost $50,348,670)		50,830,337

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.63%)
Money Market Fund (1.63%)
State Street Institutional Treasury Plus Money Market Fund	0.276%	838,707	838,707

TOTAL MONEY MARKET FUND			838,707

TOTAL SHORT-TERM INVESTMENTS
(Cost $838,707)			838,707

TOTAL INVESTMENTS (100.12%)
(Cost $51,187,377)			$51,669,044

Liabilities In Excess Of Other Assets (-0.12%)			(60,877)

NET ASSETS (100.00%)			$51,608,167
(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

123	| April 30, 2020

RiverFront Global Allocation Series

Statements of Assets and Liabilities	April 30, 2020 (Unaudited)

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate
ASSETS
Investments, at value	$353,492	$1,011,951	$838,707
Investments in affiliates, at value	23,570,547	58,268,810	50,830,337
Receivable for shares sold	150	27,100	–
Dividends and interest receivable	120	242	207
Total Assets	23,924,309	59,308,103	51,669,251
LIABILITIES
Payable for investments purchased	–	674	99
Payable for shares redeemed	39,132	230,645	21,570
Unitary administrative fees payable	9,943	24,864	21,071
Distribution and services fees payable	3,492	14,350	18,344
Total Liabilities	52,567	270,533	61,084
NET ASSETS	$23,871,742	$59,037,570	$51,608,167
NET ASSETS CONSIST OF
Paid-in capital	$29,521,308	$68,044,863	$53,400,887
Total distributable earnings	(5,649,566)	(9,007,293)	(1,792,720)
NET ASSETS	$23,871,742	$59,037,570	$51,608,167
INVESTMENTS, AT COST	$353,492	$1,011,951	$838,707
INVESTMENTS IN AFFILIATES, AT COST	$26,091,651	$59,822,431	$50,348,670

See Notes to Financial Statements.

124	| April 30, 2020

RiverFront Global Allocation Series

Statements of Assets and Liabilities (continued)	April 30, 2020 (Unaudited)

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.04	$10.93	$10.00
Net Assets	$2,099,832	$7,016,298	$4,311,636
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	209,233	642,133	431,120
Class A:
Net Asset Value, offering and redemption price per share	$9.96	$10.92	$9.99
Net Assets	$755,707	$3,631,464	$5,696,508
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	75,890	332,659	570,206
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$10.54	$11.56	$10.57
Class C:
Net Asset Value, offering and redemption price per share(a)	$9.41	$10.58	$9.84
Net Assets	$3,484,733	$15,177,571	$20,404,302
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	370,228	1,433,910	2,072,592
Class I:
Net Asset Value, offering and redemption price per share	$10.24	$10.88	$10.01
Net Assets	$3,066,140	$33,212,237	$21,195,721
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	299,420	3,052,843	2,118,387
Investor Class II:
Net Asset Value, offering and redemption price per share	$9.95	N/A	N/A
Net Assets	$963,513	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	96,850	N/A	N/A
Class L:
Net Asset Value, offering and redemption price per share	$10.22	N/A	N/A
Net Assets	$13,501,817	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,321,105	N/A	N/A

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

125	| April 30, 2020

RiverFront Global Allocation Series

Statements of Operations	For the Six Months Ended April 30, 2020 (Unaudited)

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate
INVESTMENT INCOME
Dividends	$3,502	$7,992	$5,862
Dividends from affiliated securities	322,023	836,686	625,730
Total Investment Income	325,525	844,678	631,592

EXPENSES
Unitary administrative fees	38,363	92,212	72,023
Distribution and service fees
Investor Class	4,312	10,097	5,892
Class A	1,002	4,767	7,615
Class C	20,880	88,748	115,879
Investor Class II	1,402	–	–
Total Expenses	65,959	195,824	201,409
Net Expenses	65,959	195,824	201,409
Net Investment Income	259,566	648,854	430,183
Net realized loss on investments - affiliated securities	(1,663,224)	(3,540,857)	(528,674)
Net realized loss	(1,663,224)	(3,540,857)	(528,674)
Net change in unrealized depreciation on investments - affiliated securities	(2,140,429)	(2,952,276)	(1,844,374)
Net change in unrealized depreciation	(2,140,429)	(2,952,276)	(1,844,374)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,803,653)	(6,493,133)	(2,373,048)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,544,087)	$(5,844,279)	$(1,942,865)

See Notes to Financial Statements.

126	| April 30, 2020

RiverFront Asset Allocation Aggressive

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
OPERATIONS
Net investment income	$259,566	$621,156
Net realized loss	(1,663,224)	(1,523,400)
Net realized gain distributions from affiliated securities	–	5
Net change in unrealized appreciation/(depreciation)	(2,140,429)	2,847,100
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,544,087)	1,944,861
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(a)	(79,044)	(978,331)
Class A	(16,860)	(1,998)
Class C	(89,159)	(1,852,942)
Class I	(101,058)	(2,155,224)
Investor Class II(b)	(24,038)	(458,057)
Class L	(358,374)	(4,257,390)
Net Decrease in Net Assets from Distributions	(668,533)	(9,703,942)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(a)	27,937	1,351,202
Class A(c)	143,289	922,531
Class C	81,345	445,318
Class I	280,742	1,734,905
Investor Class II(b)	12,988	79,701
Class L	873,289	2,056,278
Dividends reinvested
Investor Class(a)	76,357	945,702
Class A(c)	16,860	1,998
Class C	88,963	1,813,092
Class I	99,066	1,923,202
Investor Class II(b)	17,702	360,676
Class L	357,175	4,241,732
Shares redeemed
Investor Class(a)	(1,368,403)	(2,121,927)
Class A(c)	(41,294)	(195,850)
Class C	(879,294)	(4,449,881)
Class I	(3,701,248)	(7,645,415)
Investor Class II(b)	(177,281)	(806,515)
Class L	(3,536,564)	(4,474,200)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(7,628,371)	(3,817,451)
Net decrease in net assets	(11,840,991)	(11,576,532)
NET ASSETS
Beginning of period	35,712,733	47,289,265
End of period	$23,871,742	$35,712,733

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to December 1, 2017, Investor Class II was known as Investor Class.
(c)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

127	| April 30, 2020

RiverFront Asset Allocation Growth & Income

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
OPERATIONS
Net investment income	$648,854	$1,388,831
Net realized loss	(3,540,857)	(2,958,678)
Net realized gain distributions from affiliated securities	–	786
Net change in unrealized appreciation/(depreciation)	(2,952,276)	5,839,705
Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,844,279)	4,270,644
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(a)	(104,579)	(1,336,549)
Class A(b)	(48,386)	(33,358)
Class C	(178,551)	(3,170,284)
Class I	(597,922)	(6,987,237)
Net Decrease in Net Assets from Distributions	(929,438)	(11,527,428)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(a)	98,610	203,942
Class A(b)	675,806	3,685,066
Class C	583,140	922,731
Class I	2,090,678	7,460,165
Dividends reinvested
Investor Class(a)	100,959	1,290,905
Class A(b)	48,319	33,151
Class C	176,705	3,042,112
Class I	588,012	6,707,400
Shares redeemed
Investor Class(a)	(1,329,644)	(4,107,208)
Class A(b)	(563,087)	(868,285)
Class C	(3,705,809)	(10,941,786)
Class I	(15,062,673)	(22,189,473)
Acquisition (Note 10)
Investor Class	–	3,260,538
Class A	–	913,417
Class C	–	5,789,388
Class I	–	10,230,419
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(16,298,984)	5,432,482
Net decrease in net assets	(23,072,701)	(1,824,302)
NET ASSETS
Beginning of period	82,110,271	83,934,573
End of period	$59,037,570	$82,110,271

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

128	| April 30, 2020

RiverFront Asset Allocation Moderate

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
OPERATIONS
Net investment income	$430,183	$1,119,403
Net realized loss	(528,674)	(1,302,960)
Net realized gain distributions from affiliated securities	–	561
Net change in unrealized appreciation/(depreciation)	(1,844,374)	4,563,442
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,942,865)	4,380,446
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(a)	(40,253)	(1,178,333)
Class A(b)	(52,310)	(62,602)
Class C	(120,484)	(5,595,843)
Class I	(223,060)	(4,146,360)
Net Decrease in Net Assets from Distributions	(436,107)	(10,983,138)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(a)	34,569	18,686
Class A(b)	1,315,708	7,241,268
Class C	212,807	1,162,855
Class I	1,197,805	2,661,508
Dividends reinvested
Investor Class(a)	40,009	1,125,741
Class A(b)	51,641	62,095
Class C	116,263	5,348,120
Class I	213,635	3,834,901
Shares redeemed
Investor Class(a)	(734,030)	(3,626,295)
Class A(b)	(1,339,799)	(1,836,224)
Class C	(5,804,621)	(21,627,177)
Class I	(4,786,585)	(9,782,890)
Acquisition (Note 10)
Investor Class	–	151,471
Class A	–	302,618
Class C	–	4,827,033
Class I	–	2,934,669
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(9,482,598)	(7,201,621)
Net decrease in net assets	(11,861,570)	(13,804,313)
NET ASSETS
Beginning of period	63,469,737	77,274,050
End of period	$51,608,167	$63,469,737

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

129	| April 30, 2020

RiverFront Asset Allocation Aggressive – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$11.57		$14.59	$16.27		$13.54	$13.95	$15.44
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.09		0.17	0.25		0.16	0.23	0.24
Net realized and unrealized gain/(loss)	(1.38)		0.08	(1.27)		2.76	(0.31)	(0.04)
Total from investment operations	(1.29)		0.25	(1.02)		2.92	(0.08)	0.20
DISTRIBUTIONS:
From net investment income	(0.24)		(0.19)	(0.21)		(0.19)	(0.20)	(0.25)
From net realized gains	–		(3.08)	(0.45)		–	(0.13)	(1.44)
Total distributions	(0.24)		(3.27)	(0.66)		(0.19)	(0.33)	(1.69)
Net increase/(decrease) in net asset value	(1.53)		(3.02)	(1.68)		2.73	(0.41)	(1.49)
Net asset value, end of period	$10.04		$11.57	$14.59		$16.27	$13.54	$13.95
TOTAL RETURN(d)	(11.52)%		5.05%	(6.62)%		21.81%	(0.57)%	1.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,100		$3,914	$4,491		$8,935	$9,618	$18,308
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(e)	0.50%	0.93%		1.45%	1.40%	1.38%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(e)	0.50%	0.75	%(f)	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	1.62	%(e)	1.47%	1.56%		1.09%	1.77%	1.67%
Portfolio turnover rate(g)	19%		18%	200%		60%	113%	71%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

130	| April 30, 2020

RiverFront Asset Allocation Aggressive – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.48		$14.51	$16.35

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.21	0.16
Net realized and unrealized gain/(loss)	(1.37)		0.03	(2.00)
Total from investment operations	(1.28)		0.24	(1.84)

DISTRIBUTIONS:
From net investment income	(0.24)		(0.19)	–
From net realized gains	–		(3.08)	–
Total distributions	(0.24)		(3.27)	–

Net (decrease) in net asset value	(1.52)		(3.03)	(1.84)
Net asset value, end of period	$9.96		$11.48	$14.51
TOTAL RETURN(b)	(11.52)%		5.01%	(11.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$756		$756	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)	0.50%	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	1.59	%(c)	1.88%	2.66	%(c)
Portfolio turnover rate(d)	19%		18%	200%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

131	| April 30, 2020

RiverFront Asset Allocation Aggressive – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$10.89		$14.01	$15.73		$13.18	$13.67	$15.19
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.05		0.08	0.12		0.04	0.12	0.13
Net realized and unrealized gain/(loss)	(1.31)		0.05	(1.20)		2.68	(0.30)	(0.04)
Total from investment operations	(1.26)		0.13	(1.08)		2.72	(0.18)	0.09
DISTRIBUTIONS:
From net investment income	(0.22)		(0.17)	(0.19)		(0.17)	(0.18)	(0.17)
From net realized gains	–		(3.08)	(0.45)		–	(0.13)	(1.44)
Total distributions	(0.22)		(3.25)	(0.64)		(0.17)	(0.31)	(1.61)
Net increase/(decrease) in net asset value	(1.48)		(3.12)	(1.72)		2.55	(0.49)	(1.52)
Net asset value, end of period	$9.41		$10.89	$14.01		$15.73	$13.18	$13.67
TOTAL RETURN(c)	(11.90)%		4.23%	(7.24)%		20.87%	(1.31)%	0.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,485		$4,758	$8,597		$10,408	$11,447	$12,908
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25	%(d)	1.25%	1.63%		2.20%	2.16%	2.13%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(d)	1.25%	1.47	%(e)	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	0.89	%(d)	0.71%	0.80%		0.29%	0.92%	0.88%
Portfolio turnover rate(f)	19%		18%	200%		60%	113%	71%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

132	| April 30, 2020

RiverFront Asset Allocation Aggressive – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$11.79		$14.78	$16.43		$13.65	$14.03	$15.52
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.11		0.21	0.29		0.19	0.26	0.26
Net realized and unrealized gain/(loss)	(1.42)		0.07	(1.27)		2.78	(0.30)	(0.03)
Total from investment operations	(1.31)		0.28	(0.98)		2.97	(0.04)	0.23
DISTRIBUTIONS:
From net investment income	(0.24)		(0.19)	(0.22)		(0.19)	(0.21)	(0.28)
From net realized gains	–		(3.08)	(0.45)		–	(0.13)	(1.44)
Total distributions	(0.24)		(3.27)	(0.67)		(0.19)	(0.34)	(1.72)
Net increase/(decrease) in net asset value	(1.55)		(2.99)	(1.65)		2.78	(0.38)	(1.49)
Net asset value, end of period	$10.24		$11.79	$14.78		$16.43	$13.65	$14.03
TOTAL RETURN(c)	(11.44)%		5.29%	(6.33)%		22.05%	(0.31)%	1.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,066		$7,003	$12,701		$13,873	$10,140	$16,412
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25	%(d)	0.25%	0.62%		1.20%	1.15%	1.29%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25	%(d)	0.25%	0.46	%(e)	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	1.90	%(d)	1.77%	1.79%		1.29%	1.98%	1.77%
Portfolio turnover rate(f)	19%		18%	200%		60%	113%	71%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

133	| April 30, 2020

RiverFront Asset Allocation Aggressive – Investor Class II

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$11.47		$14.50	$16.18		$13.47	$13.87	$15.37
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.09		0.18	0.25		0.15	0.23	0.26
Net realized and unrealized gain/(loss)	(1.37)		0.06	(1.27)		2.75	(0.30)	(0.07)
Total from investment operations	(1.28)		0.24	(1.02)		2.90	(0.07)	0.19
DISTRIBUTIONS:
From net investment income	(0.24)		(0.19)	(0.21)		(0.19)	(0.20)	(0.25)
From net realized gains	–		(3.08)	(0.45)		–	(0.13)	(1.44)
Total distributions	(0.24)		(3.27)	(0.66)		(0.19)	(0.33)	(1.69)
Net increase/(decrease) in net asset value	(1.52)		(3.03)	(1.68)		2.71	(0.40)	(1.50)
Net asset value, end of period	$9.95		$11.47	$14.50		$16.18	$13.47	$13.87
TOTAL RETURN(d)	(11.54)%		5.02%	(6.66)%		21.77%	(0.51)%	1.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$964		$1,255	$2,043		$3,451	$4,667	$6,924
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(e)	0.50%	0.91%		1.45%	1.40%	1.38%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(e)	0.50%	0.74	%(f)	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	1.59	%(e)	1.53%	1.58%		1.04%	1.75%	1.78%
Portfolio turnover rate(g)	19%		18%	200%		60%	113%	71%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Prior to December 1, 2017, Investor Class II was known as Investor Class.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

134	| April 30, 2020

RiverFront Asset Allocation Aggressive – Class L

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$11.77		$14.76	$16.41		$13.63	$14.01	$15.49
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.11		0.21	0.30		0.19	0.25	0.27
Net realized and unrealized gain/(loss)	(1.42)		0.07	(1.28)		2.78	(0.29)	(0.03)
Total from investment operations	(1.31)		0.28	(0.98)		2.97	(0.04)	0.24
DISTRIBUTIONS:
From net investment income	(0.24)		(0.19)	(0.22)		(0.19)	(0.21)	(0.28)
From net realized gains	–		(3.08)	(0.45)		–	(0.13)	(1.44)
Total distributions	(0.24)		(3.27)	(0.67)		(0.19)	(0.34)	(1.72)
Net increase/(decrease) in net asset value	(1.55)		(2.99)	(1.65)		2.78	(0.38)	(1.48)
Net asset value, end of period	$10.22		$11.77	$14.76		$16.41	$13.63	$14.01
TOTAL RETURN(c)	(11.46)%		5.30%	(6.34)%		22.08%	(0.31)%	1.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$13,502		$18,026	$19,449		$25,309	$22,552	$26,109
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25	%(d)	0.25%	0.63%		1.20%	1.16%	1.04%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25	%(d)	0.25%	0.47	%(e)	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	1.87	%(d)	1.77%	1.82%		1.27%	1.90%	1.86%
Portfolio turnover rate(f)	19%		18%	200%		60%	113%	71%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

135	| April 30, 2020

RiverFront Asset Allocation Growth & Income – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
Net asset value, beginning of period	$12.02		$13.37	$14.48		$12.38	$12.63		$13.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.11		0.23	0.25		0.17	0.21		0.25
Net realized and unrealized gain/(loss)	(1.05)		0.41	(0.80)		2.09	(0.00	)(d)	(0.04)
Total from investment operations	(0.94)		0.64	(0.55)		2.26	0.21		0.21
DISTRIBUTIONS:
From net investment income	(0.15)		(0.21)	(0.24)		(0.16)	(0.21)		(0.22)
From net realized gains	–		(1.78)	(0.32)		–	(0.25)		(0.46)
Total distributions	(0.15)		(1.99)	(0.56)		(0.16)	(0.46)		(0.68)
Net increase/(decrease) in net asset value	(1.09)		(1.35)	(1.11)		2.10	(0.25)		(0.47)
Net asset value, end of period	$10.93		$12.02	$13.37		$14.48	$12.38		$12.63
TOTAL RETURN(e)	(7.83)%		6.71%	(4.03)%		18.37%	1.80%		1.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,016		$8,864	$9,062		$19,123	$20,227		$19,769
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(f)	0.50%	0.85%		1.37%	1.35%		1.35%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(f)	0.50%	0.74	%(g)	1.15%	1.15%		1.15%
Ratio of net investment income to average net assets	1.80	%(f)	1.91%	1.70%		1.24%	1.74%		1.98%
Portfolio turnover rate(h)	26%		62%	224%		63%	129%		75%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

136	| April 30, 2020

RiverFront Asset Allocation Growth & Income – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$12.01		$13.36	$14.70

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.25	0.15
Net realized and unrealized gain/(loss)	(1.04)		0.39	(1.34)
Total from investment operations	(0.94)		0.64	(1.19)

DISTRIBUTIONS:
From net investment income	(0.15)		(0.21)	(0.15)
From net realized gains	–		(1.78)	–
Total distributions	(0.15)		(1.99)	(0.15)

Net (decrease) in net asset value	(1.09)		(1.35)	(1.34)
Net asset value, end of period	$10.92		$12.01	$13.36
TOTAL RETURN(b)	(7.83)%		6.78%	(8.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,631		$3,839	$13
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)	0.50%	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	1.76	%(c)	2.13%	2.65	%(c)
Portfolio turnover rate(d)	26%		62%	224%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

137	| April 30, 2020

RiverFront Asset Allocation Growth & Income – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$11.65		$13.03	$14.16		$12.15	$12.44	$12.97
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.06		0.13	0.14		0.07	0.13	0.15
Net realized and unrealized gain/(loss)	(1.02)		0.40	(0.78)		2.05	(0.02)	(0.04)
Total from investment operations	(0.96)		0.53	(0.64)		2.12	0.11	0.11
DISTRIBUTIONS:
From net investment income	(0.11)		(0.13)	(0.17)		(0.11)	(0.15)	(0.18)
From net realized gains	–		(1.78)	(0.32)		–	(0.25)	(0.46)
Total distributions	(0.11)		(1.91)	(0.49)		(0.11)	(0.40)	(0.64)
Net increase/(decrease) in net asset value	(1.07)		(1.38)	(1.13)		2.01	(0.29)	(0.53)
Net asset value, end of period	$10.58		$11.65	$13.03		$14.16	$12.15	$12.44
TOTAL RETURN(c)	(8.23)%		5.91%	(4.74)%		17.53%	0.97%	0.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$15,178		$19,798	$23,111		$26,514	$32,217	$34,766
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25	%(d)	1.25%	1.57%		2.12%	2.10%	2.10%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(d)	1.25%	1.47	%(e)	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	1.04	%(d)	1.15%	1.01%		0.51%	1.08%	1.18%
Portfolio turnover rate(f)	26%		62%	224%		63%	129%	75%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

138	| April 30, 2020

RiverFront Asset Allocation Growth & Income – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$11.97		$13.31	$14.42		$12.31	$12.56	$13.02
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.12		0.26	0.29		0.20	0.25	0.28
Net realized and unrealized gain/(loss)	(1.05)		0.41	(0.82)		2.09	(0.01)	(0.05)
Total from investment operations	(0.93)		0.67	(0.53)		2.29	0.24	0.23
DISTRIBUTIONS:
From net investment income	(0.16)		(0.23)	(0.26)		(0.18)	(0.24)	(0.23)
From net realized gains	–		(1.78)	(0.32)		–	(0.25)	(0.46)
Total distributions	(0.16)		(2.01)	(0.58)		(0.18)	(0.49)	(0.69)
Net increase/(decrease) in net asset value	(1.09)		(1.34)	(1.11)		2.11	(0.25)	(0.46)
Net asset value, end of period	$10.88		$11.97	$13.31		$14.42	$12.31	$12.56
TOTAL RETURN(c)	(7.75)%		7.07%	(3.88)%		18.75%	2.01%	1.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$33,212		$49,610	$51,749		$33,484	$28,833	$22,780
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25	%(d)	0.25%	0.53%		1.12%	1.10%	1.10%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25	%(d)	0.25%	0.44	%(e)	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.05	%(d)	2.17%	2.04%		1.50%	2.06%	2.21%
Portfolio turnover rate(f)	26%		62%	224%		63%	129%	75%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

139	| April 30, 2020

RiverFront Asset Allocation Moderate – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$10.46		$11.54	$12.47		$11.22	$11.48	$12.15
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.09		0.21	0.22		0.18	0.21	0.23
Net realized and unrealized gain/(loss)	(0.46)		0.49	(0.36)		1.23	(0.01)	(0.06)
Total from investment operations	(0.37)		0.70	(0.14)		1.41	0.20	0.17
DISTRIBUTIONS:
From net investment income	(0.09)		(0.20)	(0.22)		(0.16)	(0.21)	(0.20)
From net realized gains	–		(1.58)	(0.57)		–	(0.25)	(0.64)
Total distributions	(0.09)		(1.78)	(0.79)		(0.16)	(0.46)	(0.84)
Net increase/(decrease) in net asset value	(0.46)		(1.08)	(0.93)		1.25	(0.26)	(0.67)
Net asset value, end of period	$10.00		$10.46	$11.54		$12.47	$11.22	$11.48
TOTAL RETURN(d)	(3.54)%		7.99%	(1.32)%		12.67%	1.81%	1.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,312		$5,162	$8,244		$13,311	$22,679	$24,402
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(e)	0.50%	0.84%		1.33%	1.31%	1.30%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(e)	0.50%	0.74	%(f)	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	1.69	%(e)	2.00%	1.78%		1.49%	1.87%	1.97%
Portfolio turnover rate(g)	14%		41%	209%		56%	132%	110%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

140	| April 30, 2020

RiverFront Asset Allocation Moderate – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.45		$11.53	$12.28

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.20	0.11
Net realized and unrealized gain/(loss)	(0.46)		0.51	(0.74)
Total from investment operations	(0.37)		0.71	(0.63)

DISTRIBUTIONS:
From net investment income	(0.09)		(0.21)	(0.12)
From net realized gains	–		(1.58)	–
Total distributions	(0.09)		(1.79)	(0.12)

Net (decrease) in net asset value	(0.46)		(1.08)	(0.75)
Net asset value, end of period	$9.99		$10.45	$11.53
TOTAL RETURN(b)	(3.55)%		8.07%	(5.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,697		$5,933	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50	%(c)	0.50%	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50	%(c)	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	1.70	%(c)	1.92%	2.44	%(c)
Portfolio turnover rate(d)	14%		41%	209%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

141	| April 30, 2020

RiverFront Asset Allocation Moderate – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$10.30		$11.39	$12.34		$11.12	$11.39	$12.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.05		0.13	0.12		0.08	0.13	0.13
Net realized and unrealized gain/(loss)	(0.46)		0.49	(0.36)		1.24	(0.02)	(0.06)
Total from investment operations	(0.41)		0.62	(0.24)		1.32	0.11	0.07
DISTRIBUTIONS:
From net investment income	(0.05)		(0.13)	(0.14)		(0.10)	(0.13)	(0.14)
From net realized gains	–		(1.58)	(0.57)		–	(0.25)	(0.64)
Total distributions	(0.05)		(1.71)	(0.71)		(0.10)	(0.38)	(0.78)
Net increase/(decrease) in net asset value	(0.46)		(1.09)	(0.95)		1.22	(0.27)	(0.71)
Net asset value, end of period	$9.84		$10.30	$11.39		$12.34	$11.12	$11.39
TOTAL RETURN(c)	(3.94)%		7.23%	(2.16)%		11.94%	1.03%	0.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$20,404		$26,831	$40,792		$51,231	$63,480	$70,771
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25	%(d)	1.25%	1.56%		2.08%	2.06%	2.05%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25	%(d)	1.25%	1.47	%(e)	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	0.94	%(d)	1.27%	1.03%		0.70%	1.14%	1.14%
Portfolio turnover rate(f)	14%		41%	209%		56%	132%	110%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

142	| April 30, 2020

RiverFront Asset Allocation Moderate – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$10.47		$11.54	$12.48		$11.21	$11.47	$12.14
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.10		0.23	0.25		0.20	0.24	0.25
Net realized and unrealized gain/(loss)	(0.46)		0.50	(0.37)		1.25	(0.01)	(0.06)
Total from investment operations	(0.36)		0.73	(0.12)		1.45	0.23	0.19
DISTRIBUTIONS:
From net investment income	(0.10)		(0.22)	(0.25)		(0.18)	(0.24)	(0.22)
From net realized gains	–		(1.58)	(0.57)		–	(0.25)	(0.64)
Total distributions	(0.10)		(1.80)	(0.82)		(0.18)	(0.49)	(0.86)
Net increase/(decrease) in net asset value	(0.46)		(1.07)	(0.94)		1.27	(0.26)	(0.67)
Net asset value, end of period	$10.01		$10.47	$11.54		$12.48	$11.21	$11.47
TOTAL RETURN(c)	(3.43)%		8.36%	(1.16)%		13.05%	2.05%	1.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$21,196		$25,544	$28,228		$30,913	$43,056	$46,350
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25	%(d)	0.25%	0.56%		1.08%	1.06%	1.05%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25	%(d)	0.25%	0.47	%(e)	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	1.95	%(d)	2.25%	2.02%		1.71%	2.16%	2.16%
Portfolio turnover rate(f)	14%		41%	209%		56%	132%	110%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

143	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report includes the financial statements and financial highlights of the following 9 funds: ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Red Rocks Global Opportunity Fund, Clough China Fund, RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund (each, a “Fund” and collectively, the “Funds”). Prior to March 31, 2020, the ALPS | Red Rocks Global Opportunity Fund was known as the ALPS | Red Rocks Listed Private Equity Fund.

The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management. ALPS | Kotak India Growth Fund’s investment goal is long-term capital appreciation. ALPS | Red Rocks Global Opportunity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. The Clough China Fund seeks to provide investors with long-term capital appreciation. Effective February 28, 2018, the RiverFront Asset Allocation Aggressive seeks to achieve long-term capital appreciation, RiverFront Asset Allocation Growth & Income seeks to achieve long-term growth and income, the RiverFront Asset Allocation Moderate has two primary investment objectives- it seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks, and (2) growth of capital. The ALPS | Smith Total Return Bond Fund seeks to obtain maximum total return, consistent with preservation of capital. The ALPS | Smith Short Duration Bond Fund seeks as high a level of current income as is consistent with preservation of capital.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of April 30, 2020, net assets of the CoreCommodity Fund were $381,066,467 of which $88,859,561 or 23.32%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

Basis of Consolidation for the ALPS | Kotak India Growth Fund

ALPS | Kotak India Growth Fund, (the “Kotak Fund”) invests in the equity securities of Indian companies through its wholly owned, collective investment vehicle, the India Premier Equity Portfolio (the “Portfolio”). The Portfolio is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Kotak Fund’s purchase of securities of a wide selection of Indian companies, consistent with the Kotak Fund’s investment strategies. The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. As a wholly owned subsidiary of the Kotak Fund, financial statements of the Portfolio are included in the consolidated financial statements and financial highlights of the Kotak Fund. All investments held by the Portfolio are disclosed in the accounts of the Kotak Fund. As of April 30, 2020, net assets of the Kotak Fund were $131,529,620 of which $6,131,821 or 4.66%, represented the Kotak Fund’s ownership of all issued shares and voting rights of the Portfolio.

The Portfolio is a tax resident of Mauritius enabling it to claim beneficial tax treatment provided under the tax treaty between India and Mauritius. Prior to April 1, 2017, the tax treaty allowed the portfolio to claim full exemption from capital gains on sale of Indian securities. However, pursuant to the changes to the tax treaty between India and Mauritius effective April 1, 2017, the gains arising to the portfolio from sale of shares of Indian companies are taxable in India except for gains arising from sale of shares which were purchased prior to April 1, 2017. The tax treaty still allows the portfolio to claim exemption on capital gains arising from securities other than shares. Further, India enacted the General Anti-Avoidance Rule (GAAR) in its tax law effective April 1, 2017 which contains treaty override provisions whereby the Indian tax authorities could deny treaty benefits

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to the portfolio if it is established that the main purpose of the investments made through the portfolio is to benefit from the tax treaty and the portfolio does not have sufficient commercial substance in Mauritius or one of the other GAAR test is satisfied.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements. The Funds are considered investment companies under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Bonds may be purchased and held as odd lots. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Special valuation considerations may apply with respect to a Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. The ALPS | Smith Total Return Bond Fund and the ALPS | Smith Short Duration Bond Fund have odd lot pricing policies it employs to value odd lot securities.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts are valued based on quotes received from independent pricing services or one or more dealers that make markets in such investments.

Option contracts are valued using the National Best Bid and Offer price (“NBBO”). In the event there is no NBBO price available, option contracts are valued at the mean between the last bid and ask.

For ALPS | Kotak India Growth Fund, ALPS | Red Rocks Global Opportunity Fund, and Clough China Fund, who hold equity securities that are primarily traded on foreign securities exchanges, such securities are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or

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“logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Fair Value Committee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of April 30, 2020:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)
United States	$33,920,815	$103	$–	$33,920,918
Other	52,944,348	–	–	52,944,348
Master Limited Partnerships(a)	457,014	–	–	457,014
Government Bonds	–	191,254,059	–	191,254,059
Total	$87,322,177	$191,254,162	$–	$278,576,339
Other Financial Instruments
Assets
Total Return Swap Contracts	$–	$8	$–	$8
Futures Contracts	28,009,477	–	–	28,009,477
Liabilities
Total Return Swap Contracts	–	(548)	–	(548)
Futures Contracts	(1,052,724)	–	–	(1,052,724)
Total	$26,956,753	$(540)	$–	$26,956,213
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Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Kotak India Growth Fund
Common Stocks
Communication Services	$–	$3,488,167	$–	$3,488,167
Consumer Discretionary	–	13,635,266	–	13,635,266
Consumer Staples	–	6,352,459	–	6,352,459
Energy	–	12,188,888	–	12,188,888
Financials	9,498,415	33,958,548	–	43,456,963
Health Care	–	6,337,642	–	6,337,642
Industrials	–	11,868,733	–	11,868,733
Information Technology	–	10,014,025	–	10,014,025
Materials	–	11,120,172	–	11,120,172
Real Estate	–	1,545,014	–	1,545,014
Utilities	–	830,455	–	830,455
Total	$9,498,415	$111,339,369	$–	$120,837,784

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Short Duration Bond Fund
Collateralized Mortgage Obligations	$–	$3,354,120	$–	$3,354,120
Commercial Mortgage-Backed Securities	–	848,434	–	848,434
Mortgage-Backed Securities	–	3,353,679	–	3,353,679
Corporate Bonds	–	44,449,522	–	44,449,522
Government Bonds	–	8,750,841	–	8,750,841
Short Term Investments	2,093,993	–	–	2,093,993
Total	$2,093,993	$60,756,596	$–	$62,850,589

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Total Return Bond Fund
Collateralized Mortgage Obligations	$–	$85,686,700	$–	$85,686,700
Commercial Mortgage-Backed Securities	–	11,845,874	–	11,845,874
Mortgage-Backed Securities	–	23,603,473	–	23,603,473
Corporate Bonds	–	528,524,979	–	528,524,979
Government Bonds	–	276,849,293	–	276,849,293
Preferred Stock	13,234,800	–	–	13,234,800
Short Term Investments	29,658,815	–	–	29,658,815
Total	$42,893,615	$926,510,319	$–	$969,403,934
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Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Red Rocks Global Opportunity Fund
Closed-End Funds	–	28,551,683	–	28,551,683
Common Stocks
Communications	$14,975,098	$2,163,515	$–	$17,138,613
Consumer Discretionary	–	915,051	–	915,051
Diversified	–	1,542,051	–	1,542,051
Financials	32,895,922	21,295,809	–	54,191,731
Industrials	6,736,888	1,009,917	–	7,746,805
Information Technology	1,916,914	–	–	1,916,914
Utilities	3,931,658	–	–	3,931,658
Preferred Stock	290,000	–	–	290,000
Short-Term Investments	2,488,151	–	–	2,488,151
Total	$63,234,631	$55,478,026	$–	$118,712,657

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Clough China Fund
Common Stocks
Communications	$298,064	$4,576,346	$–	$4,874,410
Consumer Discretionary	6,744,028	2,127,330	–	8,871,358
Consumer Staples	–	1,758,922	–	1,758,922
Financials	–	8,275,249	–	8,275,249
Health Care	606,816	826,872	–	1,433,688
Materials	–	161,787	–	161,787
Technology	3,902,979	837,448	–	4,740,427
Utilities	–	918,682	–	918,682
Short Term Investments	604,878	–	–	604,878
Total	$12,156,765	$19,482,636	$–	$31,639,401
Other Financial Instruments
Assets:
Total Return Swap Contracts	$–	$199,952	$–	$199,952
Liabilities:
Total Return Swap Contracts	–	(139,392)	–	(139,392)
Total	$–	$60,560	$–	$60,560

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Aggressive
Exchange Traded Funds	$23,570,547	$–	$–	$23,570,547
Short-Term Investments	353,492	–	–	353,492
Total	$23,924,039	$–	$–	$23,924,039

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Growth & Income
Exchange Traded Funds	$58,268,810	$–	$–	$58,268,810
Short-Term Investments	1,011,951	–	–	1,011,951
Total	$59,280,761	$–	$–	$59,280,761
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Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Moderate
Exchange Traded Funds	$50,830,337	$–	$–	$50,830,337
Short-Term Investments	838,707	–	–	838,707
Total	$51,669,044	$–	$–	$51,669,044

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Statement of Investments or Consolidated Statement of Investments.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund, except, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund, normally pays dividends and distributes capital gains, if any, on an annual basis. RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate normally pay dividends, if any, on a quarterly basis and distribute capital gains annually. ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund declare and distribute dividends, if any, on a monthly basis and capital gains, if any, on at least an annual basis. Income dividend distributions are derived from interest, dividends, and other income a Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange Traded Funds (ETFs): Each Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust a Fund’s exposure to the general market or industry sectors and to manage a Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit a Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts – to obtain exposure to the stock market or a particular segment of the stock market, or to hedge a Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be

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purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

Treasury Inflation Protected-Securities (“TIPS”): The Funds may invest in TIPS, including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

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April 30, 2020 (Unaudited)

Master Limited Partnerships: Certain Funds may invest in MLPs, which are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

COVID-19 Risks. A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the Funds are permitted to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral is being pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

151	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund and Clough China Fund primarily enter into swap transactions for the purpose of increasing total return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at April 30, 2020 are disclosed after the Statement of Investments.

152	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

The average notional amount of the swap positions held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the six-month period ended April 30, 2020 was $276,739,562. The average notional amount of the swap positions held in the Clough China Fund for the six-month period ended April 30, 2020 was $4,235,671.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The average value of futures contracts held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the six-month period ended April 30, 2020, was $176,142,492 for long futures and $84,164,737 for short futures.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

153	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities for the six-month period ended April 30, 2020:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(b)	$28,009,477	Unrealized depreciation on futures contracts(b)	$(1,052,724)
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	8	Unrealized depreciation on total return swap contracts	(548)
Total		$28,009,485		$(1,053,272)

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
Clough China Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$199,952	Unrealized depreciation on total return swap contracts	$(139,392)
Total		$199,952		$(139,392)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of assets and liabilities.
(b)	Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the current day's net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The effect of derivatives instruments on the Statement of Operations for the Fiscal Year Ended April 30, 2020:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Equity and Commodity Contracts (Futures Contracts)	Net realized gain on futures contracts/ Net change in unrealized depreciation on futures contracts	$(40,953,420)	$28,156,856
Commodity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/ Net change in unrealized depreciation on total return swap contracts	(71,391,323)	(564)
Total		$(112,344,743)	$28,156,292
Clough China Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$342,084	$(272,183)
Total		$342,084	$(272,183)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of operations.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

154	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2020:

Offsetting of Derivatives Asset

April 30, 2020

				Gross Amounts Not Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$8	$–	$8	$–	$–	$8
Total	$8	$–	$8	$–	$–	$8

Clough China Fund
Total Return Swap Contracts	$199,952	$–	$199,952	$(139,392)	$–	$60,560
Total	$199,952	$–	$199,952	$(139,392)	$–	$60,560

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Offsetting of Derivatives Liability

April 30, 2020

				Gross Amounts Not Offset in the Statement of Financial Position
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$548	$–	$548	$–	$–	$548
Total	$548	$–	$548	$–	$–	$548

Clough China Fund
Total Return Swap Contracts	$139,392	$–	$139,392	$(139,392)	$–	$–
Total	$139,392	$–	$139,392	$(139,392)	$–	$–

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of April 30, 2020.

155	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

The tax character of distributions paid by the Funds for the Fiscal Year Ended October 31, 2019 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$19,456,298	$–
ALPS | Kotak India Growth Fund	–	1,429,380
ALPS | Smith Short Duration Bond Fund	835,570	–
ALPS | Smith Total Return Bond Fund	3,232,935	–
ALPS | Red Rocks Global Opportunity Fund	2,264,528	7,073,159
Clough China Fund	–	2,916,100
RiverFront Asset Allocation Moderate	1,521,039	9,462,099
RiverFront Asset Allocation Aggressive	552,519	9,151,423
RiverFront Asset Allocation Growth & Income	1,245,975	10,281,453

Unrealized Appreciation and Depreciation on Investments: As of April 30, 2020, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | CoreCommodity Management CompleteCommodities®
Strategy Fund	$241,825,117	$(241,190,267)$	634,850	$304,897,702
ALPS | Kotak India Growth Fund	–	(33,766,541)	(33,766,541)	154,546,647
ALPS | Smith Short Duration Bond Fund	1,016,725	(272,593)	744,132	62,106,457
ALPS | Smith Total Return Bond Fund	25,544,278	(9,140,351)	16,403,927	953,000,007
ALPS | Red Rocks Global Opportunity Fund	14,979,459	(12,298,597)	2,680,862	116,031,795
Clough China Fund	10,344,076	(4,882,776)	5,461,300	26,238,662
RiverFront Asset Allocation Moderate	1,691,616	(1,651,610)	40,006	51,629,038
RiverFront Asset Allocation Aggressive	–	(2,834,003)	(2,834,003)	26,758,042
RiverFront Asset Allocation Growth & Income	566,454	(2,849,870)	(2,283,416)	61,564,177

156	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the six-month period ended April 30, 2020 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$33,224,442	$54,340,549
ALPS | Kotak India Growth Fund(b)	179,130,146	40,929,206
ALPS | Smith Short Duration Bond Fund	158,628,158	137,041,087
ALPS | Smith Total Return Bond Fund	885,701,337	469,931,910
ALPS | Red Rocks Global Opportunity Fund	22,334,154	63,674,658
Clough China Fund	20,853,005	25,903,757
RiverFront Asset Allocation Moderate	8,081,754	17,280,003
RiverFront Asset Allocation Aggressive	5,704,799	13,381,306
RiverFront Asset Allocation Growth & Income	18,815,074	34,390,934

Purchases and sales of U.S. Government Obligations during the six-month period ended April 30, 2020 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$190,948,867	$390,492,484
ALPS | Smith Short Duration Bond Fund	53,641,955	61,904,678
ALPS | Smith Total Return Bond Fund	898,773,288	769,433,763

(a)	Purchases and sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).
(b)	Purchases and sales for ALPS | Kotak India Growth Fund are consolidated and include the balances of Kotak Mauritius Portfolio (wholly owned subsidiary).

157	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

6. BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 90 days of purchase for ALPS | Red Rocks Global Opportunity Fund, ALPS | Smith Total Return Bond Fund, and ALPS | Smith Short Duration Bond Fund and 30 days of purchase for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, and Clough China Fund, may incur a 2% short-term redemption fee deducted from the redemption amount. RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate shares do not incur redemption fees. Effective December 20, 2019 the ALPS | Smith Total Return Bond Fund, and ALPS | Smith Short Duration Bond Fund do not incur redemption fees.

Effective December 1, 2017, Class A shares were renamed Investor Class shares for all Funds. Such shares will be offered without an initial sales charge or a contingent deferred sales charge. The RiverFront Asset Allocation Aggressive existing Investor shares were renamed Investor Class II shares.

For the sixth-month period ended April 30, 2020, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

	Redemption Fee Retained
Fund	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Investor Class(a)	$3,320	$2,604
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C	–	1,039
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I	4,794	6,458
ALPS | Kotak India Growth Fund - Investor Class(a)	4	100
ALPS | Kotak India Growth Fund - Class C	–	21
ALPS | Kotak India Growth Fund - Class I	4	–
ALPS | Smith Short Duration Bond Fund - Class A	–	6
ALPS | Smith Short Duration Bond Fund - Class I	2,157	18,679
ALPS | Smith Total Return Bond Fund - Investor Class(a)	20	51
ALPS | Smith Total Return Bond Fund - Class A	1,436	120
ALPS | Smith Total Return Bond Fund - Class I	29,306	34,809
ALPS | Red Rocks Global Opportunity Fund - Investor Class(a)	12,263	1,691
ALPS | Red Rocks Global Opportunity Fund - Class A	55	–
ALPS | Red Rocks Global Opportunity Fund - Class C	367	73
ALPS | Red Rocks Global Opportunity Fund - Class I	9,172	10,842
Clough China Fund - Investor Class(a)	133	–

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
158	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

Transactions in shares of capital stock were as follows:

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Investor Class
Shares sold	1,725,765	2,446,483
Dividends reinvested	52,689	192,619
Shares redeemed	(788,006)	(3,226,399)
Net increase/(decrease) in shares outstanding	990,448	(587,297)
Class A
Shares sold	19,991	86,944
Dividends reinvested	855	769
Shares redeemed	(23,468)	(488)
Net increase/(decrease) in shares outstanding	(2,622)	87,225
Class C
Shares sold	50,197	302,846
Dividends reinvested	4,410	27,483
Shares redeemed	(545,284)	(591,807)
Net decrease in shares outstanding	(490,677)	(261,478)
Class I
Shares sold	18,368,113	34,629,454
Dividends reinvested	575,900	2,060,834
Shares redeemed	(26,259,070)	(47,684,063)
Net decrease in shares outstanding	(7,315,057)	(10,993,775)
159	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

	ALPS | Kotak India Growth Fund
	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Investor Class
Shares sold	14,647	90,140
Dividends reinvested	3,593	28,015
Shares redeemed	(109,954)	(260,791)
Net decrease in shares outstanding	(91,714)	(142,636)
Class A
Shares sold	–	6,622
Dividends reinvested	88	49
Shares redeemed	(1,914)	–
Net increase/(decrease) in shares outstanding	(1,826)	6,671
Class C
Shares sold	414	6,702
Dividends reinvested	2,484	12,986
Shares redeemed	(13,141)	(21,708)
Net decrease in shares outstanding	(10,243)	(2,020)
Class I
Shares sold	482,276	820,197
Dividends reinvested	17,939	60,005
Shares redeemed	(418,786)	(383,177)
Net increase in shares outstanding	81,429	497,025
Class II(a)
Shares sold	13,368,944	–
Shares redeemed	(2,963,226)	–
Net increase in shares outstanding	10,405,718	–

	ALPS | Smith Short Duration Bond Fund
	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Investor Class
Shares sold	3,890	25,637
Dividends reinvested	595	988
Shares redeemed	(6,804)	(25,150)
Net increase/(decrease) in shares outstanding	(2,319)	1,475
Class A
Shares sold	21,868	36,264
Dividends reinvested	584	441
Shares redeemed	(3,503)	(1,808)
Net increase in shares outstanding	18,949	34,897
Class C
Shares sold	8,455	12,866
Dividends reinvested	594	555
Shares redeemed	(918)	(1,978)
Net increase in shares outstanding	8,131	11,443
Class I
Shares sold	3,331,582	4,134,450
Dividends reinvested	58,038	43,420
Shares redeemed	(2,028,557)	(1,159,658)
Net increase in shares outstanding	1,361,063	3,018,212
160	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

	ALPS | Smith Total Return Bond Fund
	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Investor Class
Shares sold	260,127	703,752
Dividends reinvested	5,158	5,233
Shares redeemed	(185,750)	(368,244)
Net increase in shares outstanding	79,535	340,741
Class A
Shares sold	259,917	823,752
Dividends reinvested	12,588	3,772
Shares redeemed	(63,619)	(119,436)
Net increase in shares outstanding	208,886	708,088
Class C
Shares sold	174,897	155,015
Dividends reinvested	2,968	517
Shares redeemed	(14,863)	(10,168)
Net increase in shares outstanding	163,002	145,364
Class I
Shares sold	57,996,295	33,518,918
Dividends reinvested	681,343	220,509
Shares redeemed	(8,759,433)	(1,476,356)
Net increase in shares outstanding	49,918,205	32,263,071

	ALPS | Red Rocks Global Opportunity Fund
	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Investor Class
Shares sold	658,517	890,646
Dividends reinvested	396,106	178,286
Shares redeemed	(1,142,123)	(3,085,473)
Net decrease in shares outstanding	(87,500)	(2,016,541)
Class A
Shares sold	118,149	179,366
Dividends reinvested	11,532	186
Shares redeemed	(32,276)	(77,914)
Net increase in shares outstanding	97,405	101,638
Class C
Shares sold	80,610	125,206
Dividends reinvested	277,858	90,579
Shares redeemed	(415,313)	(914,084)
Net decrease in shares outstanding	(56,845)	(698,299)
Class I
Shares sold	2,966,902	6,594,931
Dividends reinvested	2,205,348	881,354
Shares redeemed	(8,681,512)	(14,608,996)
Net decrease in shares outstanding	(3,509,262)	(7,132,711)
Class R
Shares sold	104,010	210,457
Dividends reinvested	169,759	45,988
Shares redeemed	(95,579)	(174,673)
Net increase in shares outstanding	178,190	81,772
161	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

	Clough China Fund
	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Investor Class
Shares sold	16,905	20,658
Dividends reinvested	27,169	27,938
Shares redeemed	(111,939)	(97,477)
Net decrease in shares outstanding	(67,865)	(48,881)
Class A
Shares sold	5,140	72,214
Dividends reinvested	3,571	29
Shares redeemed	(16,631)	(5,585)
Net increase/(decrease) in shares outstanding	(7,920)	66,658
Class C
Shares sold	2,059	4,859
Dividends reinvested	5,598	10,101
Shares redeemed	(18,611)	(124,862)
Net decrease in shares outstanding	(10,954)	(109,902)
Class I
Shares sold	39,028	26,978
Dividends reinvested	91,364	78,396
Shares redeemed	(62,301)	(66,184)
Net increase in shares outstanding	68,091	39,190
162	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

	RiverFront Asset Allocation Aggressive
	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Investor Class
Shares sold	2,440	125,608
Dividends reinvested	6,342	94,006
Shares redeemed	(137,800)	(189,124)
Net increase/(decrease) in shares outstanding	(129,018)	30,490
Class A
Shares sold	12,554	82,909
Dividends reinvested	1,412	200
Shares redeemed	(3,938)	(17,859)
Net increase in shares outstanding	10,028	65,250
Class C
Shares sold	7,928	40,125
Dividends reinvested	7,859	190,251
Shares redeemed	(82,336)	(407,276)
Net decrease in shares outstanding	(66,549)	(176,900)
Class I
Shares sold	25,838	149,895
Dividends reinvested	8,074	187,996
Shares redeemed	(328,346)	(603,425)
Net decrease in shares outstanding	(294,434)	(265,534)
Investor II
Shares sold	1,154	7,818
Dividends reinvested	1,484	36,176
Shares redeemed	(15,187)	(75,492)
Net decrease in shares outstanding	(12,549)	(31,498)
Class L
Shares sold	73,114	179,272
Dividends reinvested	29,157	415,449
Shares redeemed	(312,544)	(381,451)
Net increase/(decrease) in shares outstanding	(210,273)	213,270
163	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

	RiverFront Asset Allocation Growth & Income
	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Investor Class
Shares sold	8,330	17,283
Dividends reinvested	9,005	120,109
Shares redeemed	(112,676)	(351,316)
Acquisition (Note 10)	–	273,339
Net increase/(decrease) in shares outstanding	(95,341)	59,415
Class A
Shares sold	57,499	313,306
Dividends reinvested	4,342	2,838
Shares redeemed	(48,920)	(73,986)
Acquisition (Note 10)	–	76,643
Net increase in shares outstanding	12,921	318,801
Class C
Shares sold	50,173	82,129
Dividends reinvested	16,082	292,273
Shares redeemed	(331,699)	(950,068)
Acquisition (Note 10)	–	500,915
Net decrease in shares outstanding	(265,444)	(74,751)
Class I
Shares sold	172,392	638,382
Dividends reinvested	52,467	625,708
Shares redeemed	(1,317,620)	(1,866,300)
Acquisition (Note 10)	–	861,187
Net increase/(decrease) in shares outstanding	(1,092,761)	258,977
164	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

	RiverFront Asset Allocation Moderate
	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Investor Class
Shares sold	3,443	1,837
Dividends reinvested	4,033	119,729
Shares redeemed	(69,687)	(357,459)
Acquisition (Note 10)	–	14,598
Net decrease in shares outstanding	(62,211)	(221,295)
Class A
Shares sold	124,770	711,679
Dividends reinvested	5,222	6,082
Shares redeemed	(127,349)	(180,214)
Acquisition (Note 10)	–	29,193
Net increase in shares outstanding	2,643	566,740
Class C
Shares sold	21,007	116,728
Dividends reinvested	11,786	577,863
Shares redeemed	(564,192)	(2,143,904)
Acquisition (Note 10)	–	472,697
Net decrease in shares outstanding	(531,399)	(976,616)
Class I
Shares sold	114,007	256,077
Dividends reinvested	21,564	406,794
Shares redeemed	(457,535)	(951,196)
Acquisition (Note 10)	–	282,639
Net decrease in shares outstanding	(321,964)	(5,686)

(a)	Class II commenced operations on December 19, 2019.
165	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

7. AFFILIATED COMPANIES

The Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, realized gains or losses, change in unrealized gains or losses, shares and value of investments in affiliated companies for the six-month period ended April 30, 2020 were as follows:

RiverFront Asset Allocation Aggressive	Market Value as of October 31, 2019	Purchases	Sales	Market Value as of April 30, 2020	Share Balance as of April 30, 2020	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
First Trust RiverFront Dynamic Asia Pacific ETF	$1,811,145	$134,205	$(891,435)	$825,061	18,650	$22,466	$56,865	$(285,719)
First Trust RiverFront Dynamic Developed International ETF	7,983,054	–	(3,351,498)	3,571,763	73,274	63,141	(484,760)	(575,033)
First Trust RiverFront Dynamic Emerging Markets ETF	3,061,672	1,042,382	(801,439)	2,729,726	53,135	63,314	(474,013)	(98,876)
First Trust RiverFront Dynamic Europe ETF	2,155,285	607,444	(1,060,023)	1,551,841	30,799	13,608	(37,887)	(112,978)
RiverFront Dynamic Core Income ETF	–	331,620	(6,073)	325,231	12,462	543	(277)	(39)
RiverFront Dynamic US Dividend Advantage ETF	5,518,661	3,589,148	(1,443,296)	7,253,939	238,556	58,363	(315,854)	(94,720)
RiverFront Dynamic US Flex-Cap ETF	14,520,890	–	(5,827,542)	7,312,986	242,006	100,588	(884,503)	(495,859)
	35,050,707	5,704,799	(13,381,306)	23,570,547		322,023	(2,140,429)	(1,663,224)

RiverFront Asset Allocation Growth & Income	Market Value as of October 31, 2019	Purchases	Sales	Market Value as of April 30, 2020	Share Balance as of April 30, 2020	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
First Trust RiverFront Dynamic Asia Pacific ETF	$827,482	–	$(722,547)	–	–	$10,654	$109,629	$(214,564)
First Trust RiverFront Dynamic Developed International ETF	11,891,781	4,298,877	(5,710,838)	8,965,821	183,932	92,737	(516,475)	(997,524)
First Trust RiverFront Dynamic Emerging Markets ETF	6,012,392	1,003,078	(1,452,364)	4,598,793	89,517	130,489	(826,802)	(137,511)
First Trust RiverFront Dynamic Europe ETF	3,430,593	–	(3,121,377)	–	–	23,032	207,534	(516,750)
RiverFront Dynamic Core Income ETF	15,798,220	5,506,464	(4,123,047)	17,545,186	672,286	173,445	290,512	73,037
RiverFront Dynamic Unconstrained Income ETF	1,571,631	92,896	(414,515)	1,185,412	48,985	33,078	(55,104)	(9,496)
RiverFront Dynamic US Dividend Advantage ETF	18,147,419	5,164,820	(3,813,033)	18,100,244	595,252	181,546	(1,241,869)	(157,093)
RiverFront Dynamic US Flex-Cap ETF	19,189,665	2,748,939	(12,357,549)	7,285,910	241,110	140,443	(800,543)	(1,494,602)
Riverfront Strategic Income Fund	3,468,620	–	(2,675,664)	587,444	25,169	51,262	(119,158)	(86,354)
	80,337,803	18,815,074	(34,390,934)	58,268,810		836,686	(2,952,276)	(3,540,857)
166	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

RiverFront Asset Allocation Moderate	Market Value as of October 31, 2019	Purchases	Sales	Market Value as of April 30, 2020	Share Balance as of April 30, 2020	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
First Trust RiverFront Dynamic Developed International ETF	$3,128,156	$321,341	$(422,701)	$2,614,649	53,639	$27,059	$(392,658)	$(19,489)
First Trust RiverFront Dynamic Emerging Markets ETF	–	610,529	(509,448)	–	–	–	–	(101,081)
RiverFront Dynamic Core Income ETF	25,091,122	3,287,940	(3,634,608)	25,451,723	975,244	277,945	573,991	133,278
RiverFront Dynamic Unconstrained Income ETF	1,207,998	41,617	(234,050)	968,222	40,010	25,740	(43,490)	(3,953)
RiverFront Dynamic US Dividend Advantage ETF	19,202,692	3,820,327	(5,797,272)	15,933,666	524,001	178,659	(1,239,800)	(52,281)
Riverfront Strategic Income Fund	2,552,574	–	(1,897,861)	508,228	21,775	37,908	(90,486)	(55,999)
RiverFront Dynamic US Flex-Cap ETF	11,218,993	–	(4,784,064)	5,353,849	177,173	78,419	(651,931)	(429,149)
	62,401,535	8,081,754	(17,280,004)	50,830,337		625,730	(1,844,374)	(528,674)

8. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (the “AAI”) acts as the Portfolios’ investment adviser. AAI is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor(s) listed in the table below. Each Sub-Advisor manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor(s)
ALPS | CoreCommodity Management CompleteCommodities®
Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India Growth Fund	Kotak Mahindra Asset Management (Singapore) Pte. Ltd
ALPS | Smith Short Duration Bond Fund	Smith Capital Investors, LLC
ALPS | Smith Total Return Bond Fund	Smith Capital Investors, LLC
ALPS | Red Rocks Global Opportunity Fund	Red Rocks Capital, LLC(a)
Clough China Fund	Clough Capital Partners, LP
RiverFront Asset Allocation Aggressive	RiverFront Investment Group, LLC
RiverFront Asset Allocation Growth & Income	RiverFront Investment Group, LLC
RiverFront Asset Allocation Moderate	RiverFront Investment Group, LLC

(a)	Red Rocks Capital, LLC is a subsidiary of ALPS Advisors, Inc.
167	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India Growth Fund	0.65%(a)
ALPS | Smith Short Duration Bond Fund	0.37%
ALPS | Smith Total Return Bond Fund	0.55%
ALPS | Red Rocks Global Opportunity Fund	0.85%
Clough China Fund	1.35%

(a)	Effective December 2, 2019, the contractual management fee is 0.65% Prior to December 2, 20219, the contractual management fee was 1.25%.

Pursuant to the Administrative Services Agreement, the Riverfront Funds listed below pay an annual unitary administrative fee which is based on each Fund’s average daily net assets. The unitary administrative fee is paid on a monthly basis. The following table reflects the Funds’ contractual unitary administrative fee rates (expressed as an annual rate).

Fund	Contractual Unitary Fee
RiverFront Asset Allocation Aggressive	0.25%
RiverFront Asset Allocation Growth & Income	0.25%
RiverFront Asset Allocation Moderate	0.25%

Pursuant to an Investment Sub-advisory Agreement, AAI pays the Sub-Advisors of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India Growth Fund	All Asset Levels	0.56%(a)
ALPS | Smith Short Duration Bond Fund	All Asset Levels	0.29%
ALPS | Smith Total Return Bond Fund	All Asset Levels	0.42%
ALPS | Red Rocks Global Opportunity Fund	All Asset Levels	0.57%
Clough China Fund	All Asset Levels	0.90%

(a)	Effective December 2, 2019, the contractual Sub-Advisory fee is 0.56%. Prior to December 2, 2019, the contractual Sub-Advisory fee was 1.15% for the first $50 million and 1.05% for over $50 million.

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

AAI and CoreCommodity Management LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, interest expense, taxes and extraordinary expenses that exceed the following annual rates below. The fee waiver agreement is in effect through February 28, 2021 and is reevaluated on an annual basis.

ALPS | Kotak India Growth Fund

AAI and Kotak Mahindra Asset Management (Singapore) Pte. Ltd have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below. The fee waiver agreement is in effect through February 28, 2021 and is reevaluated on an annual basis.

168	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

ALPS | Smith Short Duration Bond Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below. The fee waiver agreement is in effect through February 28, 2021 and is reevaluated on an annual basis.

ALPS | Smith Total Return Bond Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below. The fee waiver agreement is in effect through February 28, 2021 and is reevaluated on an annual basis.

ALPS | Red Rocks Global Opportunity Fund

AAI and Red Rocks Capital LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, shareholder service fees, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below. The fee waiver agreement is in effect through February 28, 2021 and is reevaluated on an annual basis.

Clough China Fund

AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles that exceed the following annual rates below. The fee waiver agreement is in effect through February 28, 2021 and is reevaluated on an annual basis.

Expense limitation ratios from the current agreements are listed below. Fees waived or reimbursed for the six-month period ended April 30, 2020 are disclosed on the Statement of Operations or Consolidated Statement of Operations.

Fund*	Investor Class	Class A	Class C	Class I	Class II	Class R
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1.05%	1.05%	1.05%	1.15%	N/A	N/A
ALPS | Kotak India Growth Fund	1.00%(a)	1.00%(a)	1.00%(a)	1.00%(a)	0.75%	N/A
ALPS | Smith Short Duration Bond Fund	0.49%	0.49%	0.49%	0.49%	N/A	N/A
ALPS | Smith Total Return Bond Fund	0.67%	0.67%	0.67%	0.67%	N/A	N/A
ALPS | Red Rocks Global Opportunity Fund	1.25%	1.25%	1.25%	1.25%	N/A	1.25%
Clough China Fund	1.95%	1.95%	2.70%	1.70%	N/A	N/A

(a)	Effective December 2, 2019, the expense limitation changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
169	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

The Advisor and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Smith Short Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Red Rocks Global Opportunity Fund, and Clough China Fund are not obligated to pay any deferred fees and expenses more than thirty-six months after the date on which the fees was waived or expenses were deferred, as calculated on a monthly basis. As of the six-month period ended April 30, 2020, the Advisor and Sub-Advisor(s) may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 10/31/20	Expires 10/31/21	Expires 10/31/22	Expires 10/31/23	Total
ALPS | CoreCommodity Mgmt CompleteCommoditiesSM Strategy Fund - Investor Class	N/A	N/A	N/A	812	812
ALPS | CoreCommodity Mgmt CompleteCommoditiesSM Strategy Fund - Class A	N/A	N/A	6	13	19
ALPS | CoreCommodity Mgmt CompleteCommoditiesSM Strategy Fund - Class C	N/A	N/A	N/A	194	194
ALPS | CoreCommodity Mgmt CompleteCommoditiesSM Strategy Fund - Class I	N/A	N/A	N/A	30,844	30,844
ALPS | Kotak India Growth Fund - Investor Class	42,310	75,758	74,543	7,540	200,151
ALPS | Kotak India Growth Fund - Class A	N/A	42	536	160	738
ALPS | Kotak India Growth Fund - Class C	9,626	20,620	29,613	3,729	63,588
ALPS | Kotak India Growth Fund - Class I	86,007	171,092	229,275	36,882	523,256
ALPS | Kotak India Growth Fund - Class II	N/A	N/A	N/A	112,634	112,634
ALPS | Smith Short Duration Bond Fund - Investor Class	N/A	2,130	1,603	645	4,378
ALPS | Smith Short Duration Bond Fund - Class A	N/A	1,214	752	640	2,606
ALPS | Smith Short Duration Bond Fund - Class C	N/A	1,236	1,398	674	3,308
ALPS | Smith Short Duration Bond Fund - Class I	N/A	33,418	105,940	68,895	208,253
ALPS | Smith Total Return Bond Fund - Investor Class	N/A	1,018	2,913	176	4,107
ALPS | Smith Total Return Bond Fund - Class A	N/A	1,138	1,933	324	3,395
ALPS | Smith Total Return Bond Fund - Class C	N/A	1,162	458	56	1,676
ALPS | Smith Total Return Bond Fund - Class I	N/A	33,310	128,360	23,158	184,828
Clough China Fund - Investor Class	N/A	22,462	31,929	15,286	69,677
Clough China Fund - Class A	N/A	9	1,835	1,708	3,552
Clough China Fund - Class C	N/A	8,014	8,760	2,903	19,677
Clough China Fund - Class I	N/A	42,718	66,102	36,483	145,303

The CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”) has each entered into a separate advisory agreement (, the “Subsidiary Advisory Agreement”) with CoreCommodity Management, LLC for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the CoreCommodity Management, LLC a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Funds. CoreCommodity Management, LLC has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This agreement may be terminated based on the terms of the Subsidiary Advisory Agreement. For the six-months ended April 30, 2020, this amount equaled $437,462 and is disclosed in the Consolidated Statements of Operations. These waivers are not subject to reimbursement/recoupment.

ALPS | Smith Total Return Bond Fund recovered $4,475 during the period ended April 30, 2020.

The Riverfront Funds do not pay a management fee or contractually limit the amount of each Fund’s total annual expenses.

Kotak Mahindra Asset Management (Singapore) Pte. Ltd. executed purchase and sale trades in the ALPS/Kotak India Growth Fund with the sub-adviser’s affiliated broker-dealer, Kotak Securities, (the “affiliate broker”). Fund commissions paid to the affiliate broker were $12,630 during the period ended April 30, 2020.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission.

Distribution and Services (12b-1) Plans

Each Fund has adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class, Class A, Class C and Class R (ALPS | Red Rocks Global Opportunity Fund only) and Investor Class II (Asset Allocation Aggressive Fund only) shares. The Plans allows a

170	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

Fund to use Investor Class, Class A, Class C, Class R and Investor Class II assets to pay fees in connection with the distribution and marketing of Investor Class, Class A, Class C, Class R and Investor Class II shares and/or the provision of shareholder services to Investor Class, Class A, Class C, Class R and Investor Class II shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Investor Class, Class A, Class C, Class R and Investor Class II shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class, Class A and Investor Class II shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS | Red Rocks Global Opportunity Fund’s average daily net assets attributable to its Class R shares.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plans

Each Fund has adopted a shareholder services plan with respect to their Investor Class shares (the “Investor Class Shareholder Services Plan”). Under the Investor Class Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Investor Class shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Investor Class Shareholder Services Plan fees recaptured pursuant to the Services Plan for the six-month period ended April 30, 2020 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Each Fund has adopted a shareholder services plan with respect to their Class A shares (the “Class A Shareholder Services Plan”). Under the Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates, an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Class A shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations. Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Class A Shareholder Services Plan fees recaptured pursuant to the Services Plan for the six-month ended April 30, 2020 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Each Fund has adopted a shareholder services plan with respect to its Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Fund.

ALPS Fund Services, Inc. (“ALPS”) an affiliate of the Distributor serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the six-month period ended April 30, 2020 are disclosed in the Statement of Operations.

171	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. FUND REORGANIZATIONS

At a regular meeting of the Board of Trustees held on June 11-12, 2019, the Trustees of the Riverfront Asset Allocation Growth Fund (the “Acquired Fund”), a former series of the Trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Acquired Fund into the Riverfront Asset Allocation Growth & Income Fund (“Acquiring Fund”). For accounting and financial reporting purposes, the Acquiring Fund is the accounting survivor.

At a regular meeting of the Board of Trustees held on June 11-12, 2019, the Trustees of the Riverfront Asset Allocation Income & Growth (the “Acquired Fund”), a former series of the Trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Acquired Fund into the Riverfront Asset Allocation Moderate (“Acquiring Fund”). For accounting and financial reporting purposes, the Acquiring Fund is the accounting survivor.

The purpose of the Reorganizations was to combine two funds with substantially identical investment objectives and similar principal investment strategies and policies.

Following the completion of the reorganization on September 13, 2019, and pursuant to the terms of the Plan, shareholders of the Acquired Fund became shareholders of the Acquiring Fund and received their respective class shares. The reorganizations qualified as tax-free “reorganizations” under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes.

As of the close of business on September 13, 2019, assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. On the Reorganization date, the Acquiring Fund and the Acquired Fund reported the following financial information:

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Moderate Fund	5,562,515	$57,347,121	Income & Growth	794,393	$8,215,791

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Growth & Income Fund	5,621,165	$66,383,356	Growth Fund	1,887,723	$20,193,762

The investment portfolio value and unrealized appreciation/ (depreciation) as of the Reorganization Date of the Acquired Funds were as follows:

Acquired Fund	Portfolio Value	Unrealized Appreciation of Acquired Fund
Income & Growth	$8,219,930	$322,079

Acquired Fund	Portfolio Value	Unrealized (Deprecation) of Acquired Fund
Growth Fund	$20,257,358	$(116,123)

Immediately following the Reorganizations the net assets of the Riverfront Asset Allocation Moderate and the Riverfront Asset Allocation Growth & Income were $65,562,912 and $86,577,118, respectively.

172	| April 30, 2020

Notes to Financial Statements

April 30, 2020 (Unaudited)

As a result of the Reorganizations, 799,127 Shares were issued in the Riverfront Asset Allocation Moderate Fund and 1,712,084 Shares were issued in the Riverfront Asset Allocation Growth & Income Fund.

Assuming the acquisition had been completed on November 1, 2019, the Acquiring Fund’s pro forma results of operations for the period November 1, 2018 to October 31, 2019, are as follows:

Moderate Fund Pro Forma (unaudited)
Net Investment Income	$1,260,193
Net Realized and Unrealized Gain on Investments	3,727,022
Net Increase in Net Assets Resulting from Operations	$4,987,215

Growth & Income Fund Pro Forma (unaudited)
Net Investment Income	$1,742,852
Net Realized and Unrealized Gain on Investments	3,374,876
Net Increase in Net Assets Resulting from Operations	$5,117,728

11. SUBSEQUENT EVENTS

Subsequent events after the date of Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

173	| April 30, 2020

Additional Information

April 30, 2020 (Unaudited)

1. FUND HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov. The Funds’ Form N-PORTs are also available upon request by calling 1-866-759-5679.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

174	| April 30, 2020

Liquidity Risk Management Program

April 30, 2020 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 10, 2020, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program since its implementation on December 1, 2018. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

175	| April 30, 2020

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

APS001506

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	July 6, 2019

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	July 6, 2020